As filed with the Securities and Exchange Commission February 24, 2012

File Nos. 033-31326 and 811-05878

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No._____

Post-Effective Amendment No. 40	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 41	[X]

FRANKLIN VALUE INVESTORS TRUST
(Exact Name of Registrant as Specified in Charter)

ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Address of Principal Executive Offices) (Zip Code)

(650) 312-2000
(Registrant's Telephone Number, Including Area Code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on March 1, 2012 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2)of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

March 1, 2012
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
	Class A	Class B	Class C	Class R	Advisor Class
Franklin All Cap Value Fund	FRAVX	—	Pending	Pending	Pending
Franklin Balance Sheet Investment Fund	FRBSX	FBSBX	FCBSX	FBSRX	FBSAX
Franklin Large Cap Value Fund	FLVAX	FBLCX	FLCVX	FLCRX	Pending
Franklin MicroCap Value Fund	FRMCX	—	—	—	FVRMX
Franklin MidCap Value Fund	FMVAX	—	FMVCX	Pending	Pending
Franklin Small Cap Value Fund	FRVLX	FBVAX	FRVFX	FVFRX	FVADX

PROSPECTUS
Franklin Value Investors Trust

Contents

FUND SUMMARIES
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING	Franklin All Cap Value Fund Franklin Balance Sheet Investment Fund Franklin Large Cap Value Fund Franklin MicroCap Value Fund Franklin MidCap Value Fund Franklin Small Cap Value Fund

FUND DETAILS
MORE INFORMATION ON INVESTMENT POLICIES, PRACTICES AND RISKS/FINANCIAL HIGHLIGHTS

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
More Information on Investment Policies, Practices and Risks
Management
Distributions and Taxes
Financial Highlights

YOUR ACCOUNT
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES	Choosing a Share Class Buying Shares Investor Services Selling Shares Exchanging Shares Account Policies Questions

FOR MORE INFORMATION
WHERE TO LEARN MORE ABOUT THE FUND	Back Cover

FUND SUMMARIES

Franklin All Cap Value Fund

Investment Goal

Long-term total return.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 111 in the Fund's Prospectus and under “Buying and Selling Shares” on page 50 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Advisor Class
Management fees	0.55%	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.30%	1.00%	0.50%	None
Other expenses	0.88%	0.88%	0.88%	0.88%
Acquired fund fees and expenses[1]	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses	1.74%	2.44%	1.94%	1.44%
Fee waiver and/or expense reimbursement[2]	-0.53%	-0.53%	-0.53%	-0.53%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.21%	1.91%	1.41%	0.91%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.90% (other than certain non-routine expenses), until February 28, 2013. The investment manager also has contractually agreed in advance to reduce its fees as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 691	$ 1,043	$ 1,418	$ 2,468
Class C	$ 294	$ 710	$ 1,253	$ 2,737
Class R	$ 144	$ 558	$ 998	$ 2,222
Advisor Class	$ 93	$ 403	$ 737	$ 1,679
If you do not sell your shares:
Class C	$ 194	$ 710	$ 1,253	$ 2,737

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34.96% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund primarily invests in equity securities of companies of any size that the Fund’s investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation. The Fund invests primarily in common stocks. A stock price is undervalued, or is a “value,” when it is less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth. In choosing investments that are undervalued, the Fund’s investment manager focuses on companies that it believes have one or more of the following characteristics: stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price.

The types of companies the Fund may invest in include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks or adverse events (turnarounds) or cyclical downturns, or that may be considered potential takeover targets.

The Fund may invest up to 25% of its total assets in foreign securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	18.18%
Worst Quarter:	Q4'08	-23.07%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2011
	1 Year	Since Inception 6/1/2007
Franklin All Cap Value Fund - Class A
Return Before Taxes	-11.09%	-4.13%
Return After Taxes on Distributions	-11.16%	-4.23%
Return After Taxes on Distributions and Sale of Fund Shares	-7.12%	-3.48%
Franklin All Cap Value Fund - Class C	-7.39%	-3.56%
Franklin All Cap Value Fund - Class R	-6.00%	-3.07%
Franklin All Cap Value Fund - Advisor Class	-5.45%	-2.58%
Russell 3000® Value Index (index reflects no deduction for fees, expenses or taxes)	-0.10%	-4.53%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisory Services, LLC (Advisory Services)

Portfolio Managers

WILLIAM J. LIPPMAN   President of Advisory Services and portfolio manager of the Fund since inception (2007).

STEVEN B. RAINERI   Portfolio Manager of Advisory Services and portfolio manager of the Fund since inception (2007).

BRUCE C. BAUGHMAN, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (2007).

MARGARET MCGEE   Vice President of Advisory Services and portfolio manager of the Fund since inception (2007).

DONALD G. TAYLOR, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (2007).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Balance Sheet Investment Fund

Investment Goal

High total return, of which capital appreciation and income are components.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 111 in the Fund's Prospectus and under “Buying and Selling Shares” on page 50 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class B1	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	4.00%	1.00%	None	None

1. New or additional investments into Class B are no longer permitted.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Advisor Class
Management fees	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution and service (12b-1) fees	0.25%	0.99%	1.00%	0.50%	None
Other expenses	0.23%	0.23%	0.23%	0.23%	0.23%
Acquired fund fees and expenses[1]	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses	0.96%	1.70%	1.71%	1.21%	0.71%
Fee waiver and/or expense reimbursement[2]	-0.01%	-0.01%	-0.01%	-0.01%	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	0.95%	1.69%	1.70%	1.20%	0.70%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the term set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 666	$ 862	$ 1,075	$ 1,685
Class B	$ 572	$ 835	$ 1,122	$ 1,812
Class C	$ 273	$ 538	$ 927	$ 2,019
Class R	$ 122	$ 383	$ 664	$ 1,466
Advisor Class	$ 72	$ 226	$ 394	$ 882
If you do not sell your shares:
Class B	$ 172	$ 535	$ 922	$ 1,812
Class C	$ 173	$ 538	$ 927	$ 2,019

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9.66% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests most of its assets in equity securities of companies the Fund's investment manager believes are undervalued at the time of purchase but that have the potential for capital appreciation. The Fund invests primarily in common stocks.

A stock price is undervalued, or is a “value,” when it is less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth.

In choosing investments, the investment manager conducts an in-depth analysis of a company’s balance sheet, as well as applying other elements of securities analysis. The equity securities bought by the Fund will typically be purchased at a low price relative to book value. Although the price may be above the company’s book value, the ratio of price-to-book value typically will be lower than 80% of those companies from which comparable data may be obtained. Book value is defined as common stockholders’ equity. In addition to book value, the investment manager may consider a variety of other factors in choosing an investment.

The types of companies the Fund may invest in include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks or adverse events (turnarounds) or cyclical downturns, or that may be considered potential takeover targets.

The Fund may invest in companies of any size, across the entire market capitalization spectrum including smaller and midsize companies. The Fund may invest up to 25% of its total assets in foreign securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q3'09	19.66%
Worst Quarter:	Q4'08	-22.67%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Franklin Balance Sheet Investment Fund - Class A
Return Before Taxes	-11.74%	-4.00%	4.85%
Return After Taxes on Distributions	-13.35%	-5.09%	3.98%
Return After Taxes on Distributions and Sale of Fund Shares	-5.61%	-3.38%	4.20%
Franklin Balance Sheet Investment Fund - Class B	-10.35%	-3.82%	4.86%
Franklin Balance Sheet Investment Fund - Class C	-7.87%	-3.60%	4.67%
Franklin Balance Sheet Investment Fund - Class R	-6.60%	-3.04%	5.24%
Franklin Balance Sheet Investment Fund - Advisor Class	-6.14%	-2.35%	5.88%
Russell 3000® Value Index (index reflects no deduction for fees, expenses or taxes)	-0.10%	-2.58%	4.08%

Historical performance for Class R shares prior to their inception is based on the performance of Class A shares. Class R performance has been adjusted to reflect differences in sales charges and 12b-1 expenses between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisory Services, LLC (Advisory Services)

Portfolio Managers

BRUCE C. BAUGHMAN, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1990).

WILLIAM J. LIPPMAN   President of Advisory Services and portfolio manager of the Fund since inception (1990).

MARGARET MCGEE   Vice President of Advisory Services and portfolio manager of the Fund since inception (1990).

DONALD G. TAYLOR, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since 1996.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Large Cap Value Fund

Investment Goal

Long-term capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 111 in the Fund's Prospectus and under “Buying and Selling Shares” on page 50 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class B1	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	4.00%	1.00%	None	None

1. New or additional investments into Class B are no longer permitted.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Advisor Class
Management fees	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.30%	0.99%	1.00%	0.50%	None
Other expenses	0.54%	0.54%	0.54%	0.54%	0.54%
Acquired fund fees and expenses[1]	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses[1]	1.40%	2.09%	2.10%	1.60%	1.10%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 709	$ 993	$ 1,297	$ 2,158
Class B	$ 612	$ 955	$ 1,324	$ 2,245
Class C	$ 313	$ 658	$ 1,129	$ 2,431
Class R	$ 163	$ 505	$ 871	$ 1,900
Advisor Class	$ 112	$ 350	$ 606	$ 1,340
If you do not sell your shares:
Class B	$ 212	$ 655	$ 1,124	$ 2,245
Class C	$ 213	$ 658	$ 1,129	$ 2,431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17.99% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of large-capitalization companies. Large-capitalization companies are those with market capitalizations (share price times the number of common stock shares outstanding) that are similar in size to those in the Russell 1000® Index at the time of purchase.

The Fund generally invests in equity securities that the Fund’s investment manager believes are undervalued and have the potential for capital appreciation. The Fund invests primarily in common stocks. A stock price is undervalued, or is a “value,” when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth. Following this strategy, the Fund invests in companies that the investment manager believes have, for example: stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price.

The types of companies the Fund may invest in include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks or adverse events (turnarounds) or cyclical downturns, or that may be considered potential takeover targets.

The Fund may invest up to 25% of its total assets in foreign securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	18.11%
Worst Quarter:	Q4'08	-21.74%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Franklin Large Cap Value Fund - Class A
Return Before Taxes	-11.27%	-4.69%	1.32%
Return After Taxes on Distributions	-11.40%	-5.06%	0.94%
Return After Taxes on Distributions and Sale of Fund Shares	-7.16%	-3.92%	1.14%
Franklin Large Cap Value Fund - Class B	-10.18%	-4.57%	1.39%
Franklin Large Cap Value Fund - Class C	-7.34%	-4.21%	1.26%
Franklin Large Cap Value Fund - Class R	-6.03%	-3.76%	1.74%
Franklin Large Cap Value Fund - Advisor Class	-5.50%	-3.26%	2.13%
Russell 1000® Value Index (index reflects no deduction for fees, expenses or taxes)	0.39%	-2.64%	3.89%

Historical performance for Class R and Advisor Class shares prior to their inception is based on the performance of Class A shares. Class R and Advisor Class performance has been adjusted to reflect differences in sales charges and 12b-1 expenses (with respect to Class R only) between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisory Services, LLC (Advisory Services)

Portfolio Managers

WILLIAM J. LIPPMAN   President of Advisory Services and portfolio manager of the Fund since inception (2000).

BRUCE C. BAUGHMAN, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (2000).

MARGARET MCGEE   Vice President of Advisory Services and portfolio manager of the Fund since inception (2000).

DONALD G. TAYLOR, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (2000).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin MicroCap Value Fund

The Fund is currently closed to new investors, except certain Funds of Funds of Franklin Templeton Fund Allocator Series and new participants in employer sponsored retirement plans invested in the Fund as of January 14, 2004. For more information, please turn to "Fund Details - Franklin MicroCap Value Fund" beginning on page 60 of this Prospectus.

Investment Goal

High total return, of which capital appreciation and income are components.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 111 in the Fund's Prospectus and under “Buying and Selling Shares” on page 50 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Advisor Class
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	0.17%	0.17%
Acquired fund fees and expenses[1]	0.02%	0.02%
Total annual Fund operating expenses	1.19%	0.94%
Fee waiver and/or expense reimbursement[2]	-0.01%	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.18%	0.93%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the term set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 688	$ 930	$ 1,191	$ 1,935
Advisor Class	$ 95	$ 299	$ 519	$ 1,154

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9.46% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of microcap companies. For purposes of this investment strategy, the Fund considers microcap companies as companies with market capitalizations (share price times the number of shares of common stock outstanding) under $400 million at the time of purchase.

The Fund generally invests in equity securities of companies that the Fund’s investment manager believes are currently undervalued and have the potential for capital appreciation. The equity securities bought by the Fund will typically be purchased at a low price relative to book value. The Fund invests primarily in common stocks. A stock price is undervalued, or is a “value,” when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth.

The types of companies the Fund may invest in include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks or adverse events (turnarounds) or cyclical downturns, or that may be considered potential takeover targets.

The Fund may invest up to 25% of its total assets in foreign securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Smaller Companies   Securities issued by smaller companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	26.98%
Worst Quarter:	Q4'08	-21.22%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Franklin MicroCap Value Fund - Class A
Return Before Taxes	-5.89%	-0.39%	8.07%
Return After Taxes on Distributions	-7.62%	-1.62%	6.90%
Return After Taxes on Distributions and Sale of Fund Shares	-1.57%	-0.48%	6.89%
Franklin MicroCap Value Fund - Advisor Class	0.10%	1.04%	8.87%
Russell 2000® Value Index (index reflects no deduction for fees, expenses or taxes)	-5.50%	-1.87%	6.40%

Historical performance for Advisor Class shares prior to their inception is based on the performance of Class A shares. Advisor Class performance has been adjusted to reflect differences in sales charges between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisory Services, LLC (Advisory Services)

Portfolio Managers

BRUCE C. BAUGHMAN, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1995).

WILLIAM J. LIPPMAN   President of Advisory Services and portfolio manager of the Fund since inception (1995).

MARGARET MCGEE   Vice President of Advisory Services and portfolio manager of the Fund since inception (1995).

DONALD G. TAYLOR, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since 1996.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin MidCap Value Fund

Investment Goal

Long-term total return.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 111 in the Fund's Prospectus and under “Buying and Selling Shares” on page 50 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Advisor Class
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.30%	1.00%	0.50%	None
Other expenses	0.66%	0.66%	0.66%	0.66%
Acquired fund fees and expenses[1]	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses	1.72%	2.42%	1.92%	1.42%
Fee waiver and/or expense reimbursement[2]	-0.36%	-0.36%	-0.36%	-0.36%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.36%	2.06%	1.56%	1.06%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.05% (other than certain non-routine expenses), until February 28, 2013. The investment manager also has contractually agreed in advance to reduce its fees as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 706	$ 1,053	$ 1,423	$ 2,461
Class C	$ 309	$ 720	$ 1,258	$ 2,730
Class R	$ 159	$ 568	$ 1,004	$ 2,215
Advisor Class	$ 108	$ 414	$ 742	$ 1,672
If you do not sell your shares:
Class C	$ 209	$ 720	$ 1,258	$ 2,730

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18.61% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in mid-capitalization companies. Mid-capitalization companies are those with market capitalizations (share price times the number of common stock shares outstanding) that are similar in size to those in the Russell Midcap® Index at the time of purchase.

The Fund generally invests in equity securities that the Fund’s investment manager believes are undervalued and have the potential for capital appreciation. The Fund invests primarily in common stocks. A stock price is undervalued, or is a “value,” when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth. Following this strategy, the Fund invests in companies that the investment manager believes have, for example: stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price.

The types of companies the Fund may invest in include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks or adverse events (turnarounds) or cyclical downturns, or that may be considered potential takeover targets.

The Fund may invest up to 25% of its total assets in foreign securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Midsize Companies   Securities issued by midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	20.42%
Worst Quarter:	Q4'08	-24.07%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2011
	1 Year	5 Years	Since Inception 7/1/2005
Franklin MidCap Value Fund - Class A
Return Before Taxes	-10.84%	-2.22%	0.85%
Return After Taxes on Distributions	-10.90%	-2.35%	0.64%
Return After Taxes on Distributions and Sale of Fund Shares	-6.96%	-1.88%	0.70%
Franklin MidCap Value Fund - Class C	-7.00%	-1.70%	1.10%
Franklin MidCap Value Fund - Class R	-5.57%	-1.21%	1.60%
Franklin MidCap Value Fund - Advisor Class	-5.06%	-0.72%	2.12%
Russell Midcap® Value Index (index reflects no deduction for fees, expenses or taxes)	-1.38%	0.04%	3.94%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisory Services, LLC (Advisory Services)

Portfolio Managers

SAMUEL R. KERNER, CFA   Portfolio Manager of Advisory Services and portfolio manager of the Fund since 2005.

BRUCE C. BAUGHMAN, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (2005).

WILLIAM J. LIPPMAN   President of Advisory Services and portfolio manager of the Fund since inception (2005).

MARGARET MCGEE   Vice President of Advisory Services and portfolio manager of the Fund since inception (2005).

DONALD G. TAYLOR, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (2005).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Small Cap Value Fund

Investment Goal

Long-term total return.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 111 in the Fund's Prospectus and under “Buying and Selling Shares” on page 50 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class B1	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	4.00%	1.00%	None	None

1. New or additional investments into Class B are no longer permitted.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Advisor Class
Management fees	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.50%	None
Other expenses	0.31%	0.31%	0.31%	0.31%	0.31%
Acquired fund fees and expenses[1]	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses	1.23%	1.93%	1.93%	1.43%	0.93%
Fee waiver and/or expense reimbursement[2]	-0.01%	-0.01%	-0.01%	-0.01%	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.22%	1.92%	1.92%	1.42%	0.92%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the term set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 692	$ 942	$ 1,211	$ 1,978
Class B	$ 595	$ 905	$ 1,241	$ 2,072
Class C	$ 295	$ 605	$ 1,041	$ 2,254
Class R	$ 145	$ 451	$ 781	$ 1,713
Advisor Class	$ 94	$ 295	$ 514	$ 1,143
If you do not sell your shares:
Class B	$ 195	$ 605	$ 1,041	$ 2,072
Class C	$ 195	$ 605	$ 1,041	$ 2,254

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14.24% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Small-cap companies are companies with market capitalizations (the total market value of a company's outstanding stock) under $3.5 billion at the time of purchase.

The Fund generally invests in equity securities that the Fund’s investment manager believes are undervalued and have the potential for capital appreciation. The Fund invests primarily in common stocks. A stock price is undervalued, or is a “value,” when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth. Following this strategy, the Fund invests in companies that the investment manager believes have, for example: stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price.

The types of companies the Fund may invest in include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks or adverse events (turnarounds) or cyclical downturns, or that may be considered potential takeover targets.

The Fund may invest up to 25% of its total assets in foreign securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Smaller Companies   Securities issued by smaller companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	23.01%
Worst Quarter:	Q4'08	-27.07%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Franklin Small Cap Value Fund - Class A
Return Before Taxes	-9.20%	-0.17%	6.55%
Return After Taxes on Distributions	-9.84%	-0.51%	6.21%
Return After Taxes on Distributions and Sale of Fund Shares	-5.17%	-0.18%	5.74%
Franklin Small Cap Value Fund - Class B	-7.98%	-0.07%	6.60%
Franklin Small Cap Value Fund - Class C	-5.26%	0.30%	6.45%
Franklin Small Cap Value Fund - Class R	-3.84%	0.80%	6.98%
Franklin Small Cap Value Fund - Advisor Class	-3.36%	1.31%	7.52%
Russell 2500™ Value Index (index reflects no deduction for fees, expenses or taxes)	-3.36%	-0.58%	7.16%

Historical performance for Class R shares prior to their inception is based on the performance of Class A shares. Class R performance has been adjusted to reflect differences in sales charges and 12b-1 expenses between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisory Services, LLC (Advisory Services)

Portfolio Managers

WILLIAM J. LIPPMAN   President of Advisory Services and portfolio manager of the Fund since inception (1996).

Y. DOGAN SAHIN, CFA   Portfolio Manager of Advisory Services and portfolio manager of the Fund since 2007.

BRUCE C. BAUGHMAN, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1996).

MARGARET MCGEE   Vice President of Advisory Services and portfolio manager of the Fund since inception (1996).

DONALD G. TAYLOR, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1996).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

FUND DETAILS

Franklin All Cap Value Fund

Investment Goal

The Fund’s investment goal is long-term total return.

Principal Investment Policies and Practices

Under normal market conditions, the Fund primarily invests in equity securities of companies of any size that the Fund's investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation. Common stocks, preferred stocks and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. The Fund may invest in convertible securities without regard to the ratings assigned by ratings services. In choosing investments that are undervalued, the Fund's investment manager focuses on companies that have one or more of the following characteristics:

  Stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales — all relative to the market, a company's industry or a company's earnings history
  Recent sharp price declines but the potential for good long-term earnings prospects, in the investment manager's opinion
  Valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued, or is a "value," when it is less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company's worth. The investment manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The Fund may invest in companies of any size, across the entire market capitalization spectrum including smaller and midsize companies (i.e., companies with market capitalizations that are similar in size to those in the Russell 2500™ Index, which ranged from approximately $130 million to $7.1 billion as of the most recently available reconstitution).

The Fund may invest up to 25% of its total assets in foreign securities.

The Fund employs a "bottom-up" stock selection process and the investment manager invests in securities without regard to benchmark comparisons.

Principal Risks

Market

The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Value Style Investing

A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value or the factors that the investment manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are less widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during periods of anticipated economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in periods of anticipated economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

Smaller and Midsize Companies

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

Foreign Securities

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates.   Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments.   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices.   Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information.   Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers.

Limited markets.   Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Management

The Fund is actively managed and could experience losses if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Franklin Balance Sheet Investment Fund

Investment Goal

The Fund’s investment goal is high total return, of which capital appreciation and income are components.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests most of its assets in equity securities of companies the Fund's investment manager believes are undervalued at the time of purchase but that have the potential for capital appreciation. Common stocks, preferred stocks and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. The Fund may invest in convertible securities without regard to the ratings assigned by ratings services.

A stock price is undervalued, or is a "value," when it is less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company's worth. The investment manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a general market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In choosing investments, the investment manager conducts an in-depth analysis of a company's balance sheet, as well as applying other elements of securities analysis. The equity securities bought by the Fund will typically be purchased at a low price relative to book value. Although the price may be above the company's book value, the ratio of price-to-book value typically will be lower than 80% of those companies from which comparable data may be obtained. Book value is defined as common stockholders' equity. In addition to book value, the investment manager may consider a variety of other factors in choosing an investment, such as quality of management, ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products, underutilized assets and other factors that may identify the issuer as a potential turnaround candidate or takeover target.

The Fund may invest in companies of any size, across the entire market capitalization spectrum including smaller and midsize companies (i.e., companies with market capitalizations that are similar in size to those in the Russell 2500™ Index, which ranged from approximately $130 million to $7.1 billion as of the most recently available reconstitution).

The Fund may invest up to 25% of its total assets in foreign securities.

The Fund employs a "bottom-up" stock selection process and the investment manager invests in securities without regard to benchmark comparisons.

Principal Risks

Market

The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Value Style Investing

A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value or the factors that the investment manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are less widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during periods of anticipated economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in periods of anticipated economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

Smaller and Midsize Companies

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

Foreign Securities

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates.   Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments.   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices.   Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information.   Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers.

Limited markets.   Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Management

The Fund is actively managed and could experience losses if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Franklin Large Cap Value Fund

Investment Goal

The Fund’s investment goal is long-term capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of large-capitalization companies. Shareholders will be given at least 60 days' advance notice of any change to the 80% policy. Large-capitalization companies are those with market capitalizations (share price times the number of common stock shares outstanding) that are similar in size to those in the Russell 1000® Index, at the time of purchase. That index is designed to measure the 1,000 largest companies based on total market capitalization. As of the most recently available reconstitution, the market capitalizations of companies in the Russell 1000® Index ranged from approximately $1.6 billion to $411 billion, and the median market capitalization was approximately $5.9 billion. The Fund generally expects that its portfolio median market capitalization will exceed the index's median market capitalization.

The Fund generally invests in equity securities that the Fund's investment manager believes are undervalued and have the potential for capital appreciation. Common stocks, preferred stocks and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. The Fund may invest in convertible securities without regard to the ratings assigned by ratings services. Following this strategy, the Fund invests in companies with, for example:

  Stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales -- all relative to the market, a company's industry or a company's earnings history
  Recent sharp price declines but the potential for good long-term earnings prospects, in the investment manager's opinion
  Valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks

A stock price is undervalued, or is a "value," when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company's worth. The investment manager may consider a company to be undervalued because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a general market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

The Fund may invest up to 25% of its total assets in foreign securities.

The Fund employs a "bottom-up" stock selection process and the investment manager invests in securities without regard to benchmark comparisons.

Principal Risks

Market

The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Value Style Investing

A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value or the factors that the investment manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are less widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during periods of anticipated economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in periods of anticipated economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

Foreign Securities

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates.   Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments.   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices.   Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information.   Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers.

Limited markets.   Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Management

The Fund is actively managed and could experience losses if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Franklin MicroCap Value Fund

The Fund is currently closed to all new investors, except certain Funds of Funds of Franklin Templeton Fund Allocator Series. If you are an existing investor in the Fund, you can continue to invest through exchanges and additional purchases, including purchases made through reinvestment of dividends or capital gains distributions. Employer sponsored retirement plans invested in the Fund as of January 14, 2004 may open new accounts in the Fund and invest on behalf of new participants in those retirement plans. Re-registration of accounts held by existing investors, if required for legal transfer or administrative reasons, will be allowed. The Fund reserves the right to modify this policy at any time.

Investment Goal

The Fund’s investment goal is high total return, of which capital appreciation and income are components.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of microcap companies. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. For purposes of this investment strategy, the Fund considers microcap companies as companies with market capitalizations (share price times the number of shares of common stock outstanding) under $400 million at the time of purchase.

The Fund generally invests in equity securities of companies that the Fund's investment manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks, and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. The Fund may invest in convertible securities without regard to the ratings assigned by ratings services.

A stock price is undervalued, or is a "value," when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company's worth. The investment manager may consider a company to be undervalued because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a general market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In choosing investments, the investment manager conducts an in-depth analysis of a company's balance sheet. The equity securities of a company bought by the Fund will typically be purchased at low prices relative to book value. In addition to book value, the investment manager may consider a variety of other factors in choosing an investment, such as quality of management, ownership of valuable franchises, trademarks or trade names, control of distribution networks, underutilized assets and market share for particular products, and other factors that may identify the issuer as a potential turnaround candidate or takeover target.

The Fund may invest up to 25% of its total assets in foreign securities.

The Fund employs a "bottom-up" stock selection process and the investment manager invests in securities without regard to benchmark comparisons.

Principal Risks

Market

The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Value Style Investing

A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value or the factors that the investment manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are less widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during periods of anticipated economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in periods of anticipated economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

Smaller Companies

While investments in smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, securities issued by smaller companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

Foreign Securities

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates.   Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments.   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices.   Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information.   Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers.

Limited markets.   Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Management

The Fund is actively managed and could experience losses if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Franklin MidCap Value Fund

Investment Goal

The Fund’s investment goal is long-term total return.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in mid-capitalization companies. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. Mid-capitalization companies are those with market capitalizations (share price times the number of common stock shares outstanding) that are similar in size to those in the Russell Midcap® Index, at the time of purchase. That index is designed to measure the performance of the 800 smallest companies (based on total market capitalization) in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. As of the most recently available reconstitution, the market capitalizations of companies in the Russell Midcap® Index ranged from approximately $1.6 billion to $18.3 billion, and the median market capitalization was approximately $4.7 billion.

The Fund generally invests in equity securities that the Fund's investment manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. The Fund may invest in convertible securities without regard to the ratings assigned by rating services. In choosing investments that are undervalued, the Fund's investment manager focuses on companies that have one or more of the following characteristics:

  Stock prices that are low relative to current, historical or future earnings, book value, cash flow or sales -- all relative to the market, a company's industry or a company's earnings history
  Recent sharp stock price declines but the potential for good long-term earnings prospects, in the investment manager's opinion
  Valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks

A stock price is undervalued, or is a "value," when it is less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company's worth. The investment manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The Fund may invest up to 25% of its total assets in foreign securities.

The Fund employs a "bottom-up" stock selection process and the investment manager invests in securities without regard to benchmark comparisons.

Principal Risks

Market

The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Value Style Investing

A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value or the factors that the investment manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are less widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during periods of anticipated economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in periods of anticipated economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

Midsize Companies

While midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of midsize companies to changing economic conditions.

In addition, midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be dependent on narrower lines of business than larger companies, and therefore may be more susceptible to particular economic events or competitive factors than are larger, more broadly diversified companies.

Foreign Securities

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates.   Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments.   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices.   Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information.   Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers.

Limited markets.   Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Management

The Fund is actively managed and could experience losses if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Franklin Small Cap Value Fund

Investment Goal

The Fund’s investment goal is long-term total return.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. Small-cap companies are companies with market capitalizations (the total market value of a company's outstanding stock) under $3.5 billion at the time of purchase.

The Fund generally invests in equity securities that the Fund's investment manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. The Fund may invest in convertible securities without regard to the ratings assigned by rating services. In choosing investments that are undervalued, the Fund's investment manager focuses on companies that it believes have one or more of the following characteristics:

  Stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales -- all relative to the market, a company's industry or a company's earnings history
  Recent sharp price declines but the potential for good long-term earnings prospects, in the investment manager's opinion
  Valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks

A stock price is undervalued, or is a "value," when it is less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company's worth. The investment manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The Fund may invest up to 25% of its total assets in foreign securities.

The Fund employs a "bottom-up" stock selection process and the investment manager invests in securities without regard to benchmark comparisons.

Principal Risks

Market

The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Value Style Investing

A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value or the factors that the investment manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are less widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during periods of anticipated economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in periods of anticipated economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

Smaller Companies

While investments in smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, securities issued by smaller companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

Foreign Securities

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates.   Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments.   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices.   Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information.   Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers.

Limited markets.   Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Management

The Fund is actively managed and could experience losses if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More Information on Investment Policies, Practices and Risks

Equity Securities

Each Fund (hereafter "the Fund") invests primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions.

Sector Focus

The Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wider variety of sectors.

Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price, is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund), and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

The Fund is designed for long-term investors and not as a trading vehicle. The Fund is not intended as a complete investment program and you should consider how the Fund fits your individual investment goals before you buy it.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Management

Franklin Advisory Services, LLC (Advisory Services), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024, is the Fund's investment manager. Together, Advisory Services and its affiliates manage as of January 31, 2012, over $704 billion in assets, and have been in the investment management business since 1947.

The investment manager is a research driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy for the Fund. As a "bottom-up" investor concentrating primarily on individual securities, the investment manager will focus on the market price of a company's securities relative to its evaluation of the company's potential long-term earnings, asset value or cash flow. The investment manager seeks bargains among the "under researched and unloved," out of favor companies that offer, in the investment manager's opinion, attractive long-term potential such as current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have growth potential in the investment manager's opinion, and companies that are or may be potential turnaround candidates or takeover targets.

Each Fund is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers have responsibility for the day-to-day management of particular Funds and operate as a team to develop ideas and implement investment strategy for all of the Funds. They are as follows:

BRUCE C. BAUGHMAN, CPA   Senior Vice President of Advisory Services

Mr. Baughman has been a portfolio manager of each Fund since inception and lead portfolio manager of Balance Sheet Fund and MicroCap Value Fund since inception. He joined Franklin Templeton Investments in 1988.

SAMUEL R. KERNER, CFA   Portfolio Manager of Advisory Services

Mr. Kerner has been a portfolio manager of the MidCap Value Fund since 2005 and assumed the duties of lead portfolio manager of the MidCap Value Fund in 2006. He joined Franklin Templeton Investments in 1996.

WILLIAM J. LIPPMAN   President of Advisory Services

Mr. Lippman has been President and a portfolio manager of each Fund since inception. He has been a lead portfolio manager of the All Cap Value Fund and Small Cap Value Fund since inception and assumed the duties of lead portfolio manager of the Large Cap Value Fund in 2007. He joined Franklin Templeton Investments in 1988.

MARGARET MCGEE   Vice President of Advisory Services

Ms. McGee has been a portfolio manager of each Fund since inception. She joined Franklin Templeton Investments in 1988.

STEVEN B. RAINERI   Portfolio Manager of Advisory Services

Mr. Raineri has been a lead portfolio manager of the All Cap Value Fund since inception. He joined Franklin Templeton Investments in 2005.

Y. DOGAN SAHIN, CFA   Portfolio Manager of Advisory Services

Mr. Sahin has been a lead portfolio manager of the Small Cap Fund since 2007. He joined Franklin Templeton Investments in 2001.

DONALD G. TAYLOR, CPA   Senior Vice President of Advisory Services

Mr. Taylor has been a portfolio manager of the All Cap Value Fund, Large Cap Value Fund, MidCap Value Fund and Small Cap Value Fund since inception and of the Balance Sheet Fund and MicroCap Value Fund since 1996. He joined Franklin Templeton Investments in 1996.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The following individuals are jointly responsible for the day-to-day management of the Funds:

All Cap Value Fund

William J. Lippman and Steven B. Raineri.   Mr. Lippman and Mr. Raineri have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

Bruce C. Baughman.   Mr. Baughman is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Margaret McGee.   Ms. McGee is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Donald G. Taylor.   Mr. Taylor is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Balance Sheet Fund and MicroCap Value Fund

Bruce C. Baughman.   Mr. Baughman has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

William J. Lippman.   Mr. Lippman is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Margaret McGee.   Ms. McGee is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Donald G. Taylor.   Mr. Taylor is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Large Cap Value Fund

William J. Lippman.   Mr. Lippman has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, may change from time to time.

Bruce C. Baughman.   Mr. Baughman is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Margaret McGee.   Ms. McGee is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Donald G. Taylor.   Mr. Taylor is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

MidCap Value Fund

Samuel R. Kerner.   Mr. Kerner has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Bruce C. Baughman.   Mr. Baughman is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

William J. Lippman.   Mr. Lippman is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Margaret McGee.   Ms. McGee is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Donald G. Taylor.   Mr. Taylor is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Small Cap Value Fund

William J. Lippman and Y. Dogan Sahin.   Mr. Lippman and Mr. Sahin have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

Bruce C. Baughman.   Mr. Baughman is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Margaret McGee.   Ms. McGee is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Donald G. Taylor.   Mr. Taylor is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisory Services a fee for managing the Fund's assets.

For the fiscal year ended October 31, 2011, Advisory Services agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund.

In addition, Advisory Services has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding the Rule 12b-1 fees and acquired fund fees and expenses) for each class of the All Cap Value Fund and the MidCap Value Fund do not exceed 0.90% and 1.05%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until February 28, 2013. The management fees before and after such waivers for the fiscal year ended October 31, 2011 are set forth below.

	Management Fees Before Advance Waiver (%)	Management Fees Paid (%)
All Cap Value Fund	0.55	0.22
Balance Sheet Fund	0.47	0.46
Large Cap Value Fund	0.55	0.55
MicroCap Value Fund	0.75	0.74
MidCap Value Fund	0.75	0.59
Small Cap Value Fund	0.61	0.60

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended April 30.

Special Servicing Agreement

The Balance Sheet Fund, MicroCap Value Fund and Small Cap Value Fund are each an underlying investment fund of one or more funds of Franklin Templeton Fund Allocator Series Funds (the "Allocator Funds") and have entered into a Special Servicing Agreement with the Allocator Funds and certain service providers of the Fund and the Allocator Funds, pursuant to which the Fund may pay a portion of the Allocator Funds' expenses, including transfer agency and shareholder servicing costs, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund from the investment in the Fund by the Allocator Funds.

Distributions and Taxes

The information is provided with respect to each Fund (hereafter the "Fund").

Income and Capital Gain Distributions

As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to pay income dividends at least annually from its net investment income. Capital gains, if any, may be paid at least annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value (NAV) unless you elect to receive them in cash.

Annual statements.   After the close of each calendar year, you will receive tax information from the Fund with respect to the federal income tax treatment of the Fund’s distributions and any taxable sales or exchanges of covered Fund shares occurring during the prior calendar year. If the Fund finds it necessary to reclassify income or adjust the cost basis of any covered shares sold or exchanged after you receive your tax information, the Fund will send you revised tax information. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December. Additional tax information about the Fund’s distributions is available at franklintempleton.com.

Avoid "buying a dividend"   At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.”

Tax Considerations

If you are a taxable investor, Fund distributions are generally taxable to you as ordinary income, capital gains or some combination of both. This is the case whether you reinvest your distributions in additional Fund shares or receive them in cash.

Dividend income.   Income dividends are generally subject to tax at ordinary rates. Income dividends reported by the Fund to shareholders as qualified dividend income may be subject to tax by individuals at reduced long-term capital gains tax rates provided certain holding period requirements are met. These reduced rates of taxation are presently scheduled to sunset and, unless extended, will no longer apply to qualified dividends paid with respect to taxable years of the Fund beginning after December 31, 2012. A return-of-capital distribution is generally not taxable but will reduce the cost basis of your shares, and will result in a higher capital gain or a lower capital loss when you later sell your shares.

Capital gains.   Fund distributions of short-term capital gains are also subject to tax at ordinary rates. Fund distributions of long-term capital gains are taxable at the reduced long-term capital gains rates no matter how long you have owned your Fund shares. For individuals in the 10% and 15% tax brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15%. These reduced rates are presently scheduled to sunset on December 31, 2012.

Sales of Fund shares.   When you sell your shares in the Fund, or exchange them for shares of a different Franklin Templeton fund, you will generally realize a taxable capital gain or loss. If you have owned your Fund shares for more than one year, any net long-term capital gains will qualify for the reduced rates of taxation on long-term capital gains. An exchange of your shares in one class of the Fund for shares of another class of the same Fund is not taxable and no gain or loss will be reported on the transaction.

Cost basis reporting.   If you acquire shares in the Fund on or after January 1, 2012, generally referred to as “covered shares," and sell or exchange them after that date, the Fund is generally required to report cost basis information to you and the IRS annually. The Fund will compute the cost basis of your covered shares using the average cost method, the Fund’s “default method,” unless you contact the Fund to select a different method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your financial advisor or other broker-dealer, that firm may select a different default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal and state income tax returns. Additional information about cost basis reporting is available at franklintempleton.com/costbasis.

Backup withholding.   If you do not provide the Fund your taxpayer identification number and certain required certifications you may be subject to federal backup withholding at 28% on any taxable Fund distributions and proceeds from the sale of your Fund shares. State backup withholding may also apply.

State and local taxes.   Distributions of ordinary income and capital gains, and gains from the sale of your Fund shares, are generally subject to state and local taxes.

Non-U.S. investors.   Non-U.S. investors may be subject to U.S. withholding tax at 30% or a lower treaty rate on Fund dividends of ordinary income. Non-U.S. investors may be subject to U.S. estate tax on the value of their shares. They are subject to special U.S. tax certification requirements to avoid backup withholding, claim any exemptions from withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains and, with respect to taxable years of the Fund that begin before January 1, 2012 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.

Other tax information.   This discussion of "Distributions and Taxes" is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Fund. Additional information about the tax consequences of investing in the Fund may be found in the Statement of Additional Information.

Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

ALL CAP VALUE FUND - CLASS A		Year Ended October 31,
	2011	2010	2009	2008	2007[a]
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.41	$ 6.83	$ 6.25	$ 9.52	$ 10.00
Income from investment operations:[b]
Net investment income[c]	0.04	0.04	0.05	0.06	0.02
Net realized and unrealized gains (losses)	0.03	1.59	0.58	-3.28	-0.50
Total from investment operations	0.07	1.63	0.63	-3.22	-0.48
Less distributions from net investment income	-0.03	-0.05	-0.05	-0.05	—
Redemption fees[d]	—	—	—	—[e]	—[e]
Net asset value, end of year	$ 8.45	$ 8.41	$ 6.83	$ 6.25	$ 9.52
Total return[f]	0.86%	23.90%	10.27%	-33.95%	-4.80%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	1.72%	1.92%	2.05%	2.43%	3.91%
Expenses net of waiver and payments by affiliates	1.20%	1.20%	1.21%[h]	1.25%[h]	1.25%[h]
Net investment income	0.46%	0.49%	0.89%	0.67%	0.50%
Supplemental data
Net assets, end of year (000’s)	$ 18,455	$ 15,904	$ 10,167	$ 9,508	$ 7,138
Portfolio turnover rate	34.96%	27.31%	38.74%	21.17%	5.38%

a. For the period June 1, 2007 (commencement of operations) to October 31, 2007.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

g. Ratios are annualized for periods less than one year.

h. Benefit of expense reduction rounds to less than 0.01%.

ALL CAP VALUE FUND - CLASS C			Year Ended October 31,
	2011	2010	2009	2008	2007[a]
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.33	$ 6.77	$ 6.20	$ 9.50	$ 10.00
Income from investment operations:[b]
Net investment income (loss)[c]	-0.02	-0.01	0.01	—[d]	-0.01
Net realized and unrealized gains (losses)	0.03	1.58	0.58	-3.26	-0.49
Total from investment operations	0.01	1.57	0.59	-3.26	-0.50
Less distributions from net investment income	—	-0.01	-0.02	-0.04	—
Redemption fees[e]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 8.34	$ 8.33	$ 6.77	$ 6.20	$ 9.50
Total return[f]	0.12%	23.14%	9.50%	-34.37%	-5.10%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	2.42%	2.62%	2.72%	3.06%	4.56%
Expenses net of waiver and payments by affiliates	1.90%	1.90%	1.88%[h]	1.88%[h]	1.90%[h]
Net investment income (loss)	-0.24%	-0.21%	0.22%	0.04%	-0.15%
Supplemental data
Net assets, end of year (000’s)	$ 3,159	$ 2,364	$ 1,565	$ 1,471	$ 847
Portfolio turnover rate	34.96%	27.31%	38.74%	21.17%	5.38%

a. For the period June 1, 2007 (commencement of operations) to October 31, 2007.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Amount rounds to less than $0.01 per share.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

g. Ratios are annualized for periods less than one year.

h. Benefit of expense reduction rounds to less than 0.01%.

ALL CAP VALUE FUND - CLASS R		Year Ended October 31,
	2011	2010	2009	2008	2007[a]
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.39	$ 6.82	$ 6.25	$ 9.52	$ 10.00
Income from investment operations:[b]
Net investment income[c]	0.02	0.02	0.03	0.05	0.02
Net realized and unrealized gains (losses)	0.04	1.59	0.58	-3.27	-0.50
Total from investment operations	0.06	1.61	0.61	-3.22	-0.48
Less distributions from net investment income	-0.02	-0.04	-0.04	-0.05	—
Redemption fees[d]	—	—	—	—[e]	—[e]
Net asset value, end of year	$ 8.43	$ 8.39	$ 6.82	$ 6.25	$ 9.52
Total return[f]	0.69%	23.69%	9.88%	-34.00%	-4.80%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	1.92%	2.12%	2.24%	2.58%	4.06%
Expenses net of waiver and payments by affiliates	1.40%	1.40%	1.40%[h]	1.40%[h]	1.40%[h]
Net investment income	0.26%	0.29%	0.70%	0.52%	0.35%
Supplemental data
Net assets, end of year (000’s)	$ 54	$ 25	$ 18	$ 6	$ 10
Portfolio turnover rate	34.96%	27.31%	38.74%	21.17%	5.38%

a. For the period June 1, 2007 (commencement of operations) to October 31, 2007.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

g. Ratios are annualized for periods less than one year.

h. Benefit of expense reduction rounds to less than 0.01%.

ALL CAP VALUE FUND - ADVISOR CLASS		Year Ended October 31,
	2011	2010	2009	2008	2007[a]
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.45	$ 6.86	$ 6.28	$ 9.54	$ 10.00
Income from investment operations:[b]
Net investment income[c]	0.07	0.06	0.07	0.09	0.04
Net realized and unrealized gains (losses)	0.02	1.60	0.58	-3.29	-0.50
Total from investment operations	0.09	1.66	0.65	-3.20	-0.46
Less distributions from net investment income	-0.05	-0.07	-0.07	-0.06	—
Redemption fees[d]	—	—	—	—[e]	—[e]
Net asset value, end of year	$ 8.49	$ 8.45	$ 6.86	$ 6.28	$ 9.54
Total return[f]	1.09%	24.27%	10.54%	-33.70%	-4.60%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	1.42%	1.62%	1.74%	2.08%	3.56%
Expenses net of waiver and payments by affiliates	0.90%	0.90%	0.90%[h]	0.90%[h]	0.90%[h]
Net investment income	0.76%	0.79%	1.20%	1.02%	0.85%
Supplemental data
Net assets, end of year (000’s)	$ 1,644	$ 1,158	$ 939	$ 640	$ 979
Portfolio turnover rate	34.96%	27.31%	38.74%	21.17%	5.38%

a. For the period June 1, 2007 (commencement of operations) to October 31, 2007.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Amount rounds to less than $0.01 per share.

f. Total return is not annualized for periods less than one year.

g. Ratios are annualized for periods less than one year.

h. Benefit of expense reduction rounds to less than 0.01%.

BALANCE SHEET FUND - CLASS A			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 47.25	$ 39.28	$ 37.85	$ 69.36	$ 69.24
Income from investment operations:[a]
Net investment income[b]	0.50	0.39	0.40	0.68	0.73
Net realized and unrealized gains (losses)	1.02	8.01	2.78	-25.81	4.55
Total from investment operations	1.52	8.40	3.18	-25.13	5.28
Less distributions from:
Net investment income	-0.79	-0.43	-0.70	-0.67	-0.88
Net realized gains	-3.93	—	-1.05	-5.71	-4.28
Total distributions	-4.72	-0.43	-1.75	-6.38	-5.16
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 44.05	$ 47.25	$ 39.28	$ 37.85	$ 69.36
Total return[e]	2.75%	21.48%	9.38%	-39.30%	7.85%
Ratios to average net assets
Expenses	0.94%	0.97%	1.00%[f]	0.93%[f]	0.90%[f]
Net investment income	1.06%	0.89%	1.17%	1.25%	1.04%
Supplemental data
Net assets, end of year (000’s)	$ 1,441,777	$ 1,788,318	$ 2,081,258	$ 2,169,284	$ 4,228,683
Portfolio turnover rate	9.66%	5.15%	6.07%	8.14%[g]	6.40%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

f. Benefit of expense reduction rounds to less than 0.01%.

g. Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

BALANCE SHEET FUND - CLASS B			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 46.83	$ 38.88	$ 37.19	$ 68.12	$ 68.07
Income from investment operations:[a]
Net investment income[b]	0.25	0.14	0.16	0.27	0.20
Net realized and unrealized gains (losses)	0.88	7.86	2.84	-25.39	4.48
Total from investment operations	1.13	8.00	3.00	-25.12	4.68
Less distributions from:
Net investment income	—	-0.05	-0.26	-0.10	-0.35
Net realized gains	-3.93	—	-1.05	-5.71	-4.28
Total distributions	-3.93	-0.05	-1.31	-5.81	-4.63
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 44.03	$ 46.83	$ 38.88	$ 37.19	$ 68.12
Total return[e]	1.98%	20.57%	8.78%	-39.76%	7.04%
Ratios to average net assets[f]
Expenses	1.68%	1.72%	1.75%[f]	1.69%[f]	1.66%[f]
Net investment income	0.32%	0.14%	0.42%	0.49%	0.28%
Supplemental data
Net assets, end of year (000’s)	$ 2,681	$ 6,069	$ 34,726	$ 51,727	$ 114,410
Portfolio turnover rate	9.66%	5.15%	6.07%	8.14%[g]	6.40%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

f. Benefit of expense reduction rounds to less than 0.01%.

g. Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

BALANCE SHEET FUND - CLASS C			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 46.51	$ 38.70	$ 37.27	$ 68.22	$ 68.17
Income from investment operations:[a]
Net investment income[b]	0.12	0.05	0.14	0.26	0.20
Net realized and unrealized gains (losses)	1.02	7.91	2.71	-25.40	4.48
Total from investment operations	1.14	7.96	2.85	-25.14	4.68
Less distributions from:
Net investment income	-0.45	-0.15	-0.37	-0.10	-0.35
Net realized gains	-3.93	—	-1.05	-5.71	-4.28
Total distributions	-4.38	-0.15	-1.42	-5.81	-4.63
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 43.27	$ 46.51	$ 38.70	$ 37.27	$ 68.22
Total return[e]	1.97%	20.59%	8.42%	-39.73%	7.04%
Ratios to average net assets
Expenses	1.69%	1.72%	1.75%[f]	1.69%[f]	1.66%[f]
Net investment income	0.31%	0.14%	0.42%	0.49%	0.28%
Supplemental data
Net assets, end of year (000’s)	$ 75,025	$ 77,217	$ 72,184	$ 73,068	$ 130,471
Portfolio turnover rate	9.66%	5.15%	6.07%	8.14%[g]	6.40%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

f. Benefit of expense reduction rounds to less than 0.01%.

g. Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

BALANCE SHEET FUND - CLASS R			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 47.12	$ 39.19	$ 37.54	$ 68.83	$ 68.78
Income from investment operations:[a]
Net investment income[b]	0.42	0.28	0.31	0.55	0.52
Net realized and unrealized gains (losses)	0.98	7.99	2.91	-25.62	4.55
Total from investment operations	1.40	8.27	3.22	-25.07	5.07
Less distributions from:
Net investment income	-0.65	-0.34	-0.52	-0.51	-0.74
Net realized gains	-3.93	—	-1.05	-5.71	-4.28
Total distributions	-4.58	-0.34	-1.57	-6.22	-5.02
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 43.94	$ 47.12	$ 39.19	$ 37.54	$ 68.83
Total return[e]	2.50%	21.17%	9.46%	-39.45%	7.58%
Ratios to average net assets
Expenses	1.19%	1.22%	1.25%[f]	1.19%[f]	1.16%[f]
Net investment income	0.81%	0.64%	0.92%	0.99%	0.78%
Supplemental data
Net assets, end of year (000’s)	$ 19,321	$ 28,490	$ 28,264	$ 26,433	$ 63,802
Portfolio turnover rate	9.66%	5.15%	6.07%	8.14%[g]	6.40%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

f. Benefit of expense reduction rounds to less than 0.01%.

g. Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

BALANCE SHEET FUND - ADVISOR CLASS			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 48.01	$ 39.89	$ 37.93	$ 69.53	$ 69.40
Income from investment operations:[a]
Net investment income[b]	0.58	0.51	0.48	0.88	0.88
Net realized and unrealized gains (losses)	1.08	8.13	3.36	-25.91	4.58
Total from investment operations	1.66	8.64	3.84	-25.03	5.46
Less distributions from:
Net investment income	-0.92	-0.52	-0.83	-0.86	-1.05
Net realized gains	-3.93	—	-1.05	-5.71	-4.28
Total distributions	-4.85	-0.52	-1.88	-6.57	-5.33
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 44.82	$ 48.01	$ 39.89	$ 37.93	$ 69.53
Total return	3.01%	21.80%	11.18%	-39.14%	8.11%
Ratios to average net assets
Expenses	0.69%	0.72%	0.75%[e]	0.69%[e]	0.66%[e]
Net investment income	1.31%	1.14%	1.42%	1.49%	1.28%
Supplemental data
Net assets, end of year (000’s)	$ 195,437	$ 145,478	$ 132,921	$ 100,505	$ 390,314
Portfolio turnover rate	9.66%	5.15%	6.07%	8.14%[f]	6.40%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Benefit of expense reduction rounds to less than 0.01%.

f. Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

LARGE CAP VALUE FUND - CLASS A			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.78	$ 10.63	$ 9.84	$ 16.75	$ 16.55
Income from investment operations:[a]
Net investment income[b]	0.10	0.08	0.12	0.18	0.21
Net realized and unrealized gains (losses)	0.15	1.24	0.86	-5.88	1.04
Total from investment operations	0.25	1.32	0.98	-5.70	1.25
Less distributions from:
Net investment income	-0.08	-0.17	-0.19	-0.24	-0.21
Net realized gains	—	—	—	-0.97	-0.84
Total distributions	-0.08	-0.17	-0.19	-1.21	-1.05
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 11.95	$ 11.78	$ 10.63	$ 9.84	$ 16.75
Total return[e]	2.09%	12.47%	10.37%	-36.35%	7.82%
Ratios to average net assets
Expenses	1.39%	1.42%	1.48%	1.38%[f]	1.34%[f]
Net investment income	0.79%	0.71%	1.36%	1.34%	1.25%
Supplemental data
Net assets, end of year (000’s)	$ 101,711	$ 101,638	$ 98,252	$ 84,815	$ 151,156
Portfolio turnover rate	17.99%	13.89%	10.95%	15.88%	22.74%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

f. Benefit of expense reduction rounds to less than 0.01%.

LARGE CAP VALUE FUND - CLASS B			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.67	$ 10.54	$ 9.70	$ 16.52	$ 16.34
Income from investment operations:[a]
Net investment income[b]	0.01	0.03	0.07	0.09	0.10
Net realized and unrealized gains (losses)	0.16	1.18	0.85	-5.82	1.02
Total from investment operations	0.17	1.21	0.92	-5.73	1.12
Less distributions from:
Net investment income	—	-0.08	-0.08	-0.12	-0.10
Net realized gains	—	—	—	-0.97	-0.84
Total distributions	—	-0.08	-0.08	-1.09	-0.94
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 11.84	$ 11.67	$ 10.54	$ 9.70	$ 16.52
Total return[e]	1.46%	11.56%	9.70%	-36.82%	7.08%
Ratios to average net assets
Expenses	2.08%	2.11%	2.20%	2.08%[f]	2.00%[f]
Net investment income	0.10%	0.02%	0.64%	0.64%	0.59%
Supplemental data
Net assets, end of year (000’s)	$ 2,610	$ 4,583	$ 6,616	$ 8,449	$ 18,598
Portfolio turnover rate	17.99%	13.89%	10.95%	15.88%	22.74%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

f. Benefit of expense reduction rounds to less than 0.01%.

LARGE CAP VALUE FUND - CLASS C			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.65	$ 10.52	$ 9.70	$ 16.51	$ 16.34
Income from investment operations:[a]
Net investment income[b]	0.01	—[c]	0.06	0.09	0.10
Net realized and unrealized gains (losses)	0.16	1.22	0.85	-5.81	1.02
Total from investment operations	0.17	1.22	0.91	-5.72	1.12
Less distributions from:
Net investment income	—	-0.09	-0.09	-0.12	-0.11
Net realized gains	—	—	—	-0.97	-0.84
Total distributions	—	-0.09	-0.09	-1.09	-0.95
Redemption fees[d]	—	—	—	—[c]	—[c]
Net asset value, end of year	$ 11.82	$ 11.65	$ 10.52	$ 9.70	$ 16.51
Total return[e]	1.46%	11.68%	9.59%	-36.80%	7.07%
Ratios to average net assets
Expenses	2.09%	2.12%	2.20%	2.08%[f]	1.99%[f]
Net investment income	0.09%	0.01%	0.64%	0.64%	0.60%
Supplemental data
Net assets, end of year (000’s)	$ 22,062	$ 23,693	$ 23,845	$ 24,772	$ 52,711
Portfolio turnover rate	17.99%	13.89%	10.95%	15.88%	22.74%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Amount rounds to less than $0.01 per share.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

f. Benefit of expense reduction rounds to less than 0.01%.

LARGE CAP VALUE FUND - CLASS R			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.68	$ 10.55	$ 9.74	$ 16.61	$ 16.42
Income from investment operations:[a]
Net investment income[b]	0.07	0.05	0.10	0.16	0.17
Net realized and unrealized gains (losses)	0.16	1.22	0.86	-5.84	1.05
Total from investment operations	0.23	1.27	0.96	-5.68	1.22
Less distributions from:
Net investment income	-0.06	-0.14	-0.15	-0.22	-0.19
Net realized gains	—	—	—	-0.97	-0.84
Total distributions	-0.06	-0.14	-0.15	-1.19	-1.03
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 11.85	$ 11.68	$ 10.55	$ 9.74	$ 16.61
Total return[e]	1.92%	12.16%	10.18%	-36.46%	7.59%
Ratios to average net assets
Expenses	1.59%	1.62%	1.70%	1.58%[f]	1.50%[f]
Net investment income	0.59%	0.51%	1.14%	1.14%	1.09%
Supplemental data
Net assets, end of year (000’s)	$ 3,638	$ 3,895	$ 3,707	$ 3,550	$ 7,812
Portfolio turnover rate	17.99%	13.89%	10.95%	15.88%	22.74%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

f. Benefit of expense reduction rounds to less than 0.01%.

LARGE CAP VALUE FUND - ADVISOR CLASS			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 11.75	$ 10.60	$ 9.83	$ 16.76	$ 16.56
Income from investment operations:[a]
Net investment income[b]	0.13	0.10	0.14	0.22	0.25
Net realized and unrealized gains (losses)	0.16	1.24	0.86	-5.88	1.06
Total from investment operations	0.29	1.34	1.00	-5.66	1.31
Less distributions from:
Net investment income	-0.11	-0.19	-0.23	-0.30	-0.27
Net realized gains	—	—	—	-0.97	-0.84
Total distributions	-0.11	-0.19	-0.23	-1.27	-1.11
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 11.93	$ 11.75	$ 10.60	$ 9.83	$ 16.76
Total return	2.47%	12.78%	10.68%	-36.13%	8.12%
Ratios to average net assets
Expenses	1.09%	1.12%	1.20%	1.08%[e]	1.00%[e]
Net investment income	1.09%	1.01%	1.64%	1.64%	1.59%
Supplemental data
Net assets, end of year (000’s)	$ 6,028	$ 4,851	$ 3,896	$ 2,622	$ 3,381
Portfolio turnover rate	17.99%	13.89%	10.95%	15.88%	22.74%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Benefit of expense reduction rounds to less than 0.01%.

MICROCAP VALUE FUND - CLASS A			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 29.34	$ 25.84	$ 25.09	$ 44.02	$ 41.32
Income from investment operations:[a]
Net investment income[b]	0.04	0.05	0.18	0.38	0.39
Net realized and unrealized gains (losses)	4.07	3.60	2.87	-13.69	5.10
Total from investment operations	4.11	3.65	3.05	-13.31	5.49
Less distributions from:
Net investment income	-0.09	-0.15	-0.41	-0.41	-0.57
Net realized gains	-0.98	—	-1.89	-5.21	-2.22
Total distributions	-1.07	-0.15	-2.30	-5.62	-2.79
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 32.38	$ 29.34	$ 25.84	$ 25.09	$ 44.02
Total return[e]	14.16%	14.19%	15.07%	-33.44%	13.73%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.16%	1.18%	1.18%	1.11%	1.08%
Expenses net of waiver and payments by affiliates	1.16%	1.17%	1.17%[f]	1.11%[f]	1.08%[f]
Net investment income	0.12%	0.17%	0.79%	1.16%	0.89%
Supplemental data
Net assets, end of year (000’s)	$ 214,646	$ 217,735	$ 232,075	$ 238,025	$ 467,995
Portfolio turnover rate	9.46%	8.34%	10.97%	11.84%	9.95%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

f. Benefit of expense reduction rounds to less than 0.01%.

MICROCAP VALUE FUND - ADVISOR CLASS			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 29.37	$ 25.85	$ 25.14	$ 44.14	$ 41.43
Income from investment operations:[a]
Net investment income[b]	0.12	0.11	0.22	0.42	0.49
Net realized and unrealized gains (losses)	4.07	3.62	2.87	-13.68	5.11
Total from investment operations	4.19	3.73	3.09	-13.26	5.60
Less distributions from:
Net investment income	-0.17	-0.21	-0.49	-0.53	-0.67
Net realized gains	-0.98	—	-1.89	-5.21	-2.22
Total distributions	-1.15	-0.21	-2.38	-5.74	-2.89
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 32.41	$ 29.37	$ 25.85	$ 25.14	$ 44.14
Total return	14.44%	14.50%	15.33%	-33.29%	13.99%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.91%	0.94%	0.94%	0.87%	0.84%
Expenses net of waiver and payments by affiliates	0.91%	0.93%	0.93%[e]	0.87%[e]	0.84%[e]
Net investment income	0.37%	0.41%	1.03%	1.40%	1.13%
Supplemental data
Net assets, end of year (000’s)	$ 133,697	$ 129,806	$ 84,298	$ 61,489	$ 32,796
Portfolio turnover rate	9.46%	8.34%	10.97%	11.84%	9.95%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Benefit of expense reduction rounds to less than 0.01%.

MIDCAP VALUE FUND - CLASS A			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.31	$ 8.35	$ 7.31	$ 11.92	$ 11.37
Income from investment operations:[a]
Net investment income[b]	0.05	0.06	0.02[c]	0.02	0.27[d]
Net realized and unrealized gains (losses)	0.08	1.94	1.07	-4.36	0.63
Total from investment operations	0.13	2.00	1.09	-4.34	0.90
Less distributions from:
Net investment income	-0.05	-0.04	-0.05	-0.12	-0.20
Net realized gains	—	—	—	-0.15	-0.15
Total distributions	-0.05	-0.04	-0.05	-0.27	-0.35
Redemption fees[e]	—	—	—	—[f]	—[f]
Net asset value, end of year	$ 10.39	$ 10.31	$ 8.35	$ 7.31	$ 11.92
Total return[g]	1.26%	24.08%	15.03%	-37.14%	8.01%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.70%	1.77%	1.88%	1.78%	1.65%
Expenses net of waiver and payments by affiliates	1.35%	1.35%	1.36%	1.40%[h]	1.40%[h]
Net investment income	0.50%	0.62%	0.33%[c]	0.15%	2.26%[d]
Supplemental data
Net assets, end of year (000’s)	$ 62,226	$ 55,445	$ 41,642	$ 39,626	$ 72,497
Portfolio turnover rate	18.61%	20.67%	14.56%	26.66%	12.39%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.16%.

d. Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.18%.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Amount rounds to less than $0.01 per share.

g. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

h. Benefit of expense reduction rounds to less than 0.01%.

MIDCAP VALUE FUND - CLASS C			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.20	$ 8.27	$ 7.24	$ 11.81	$ 11.29
Income from investment operations:[a]
Net investment income (loss)[b]	-0.02	-0.01	-0.02[c]	-0.05	0.20[d]
Net realized and unrealized gains (losses)	0.07	1.94	1.05	-4.31	0.61
Total from investment operations	0.05	1.93	1.03	-4.36	0.81
Less distributions from:
Net investment income	-—[e]	-—[e]	—	-0.06	-0.14
Net realized gains	—	—	—	-0.15	-0.15
Total distributions	-—[e]	-—[e]	—	-0.21	-0.29
Redemption fees[f]	—	—	—	—[e]	—[e]
Net asset value, end of year	$ 10.25	$ 10.20	$ 8.27	$ 7.24	$ 11.81
Total return[g]	0.50%	23.36%	14.23%	-37.54%	7.27%
Ratios to average net assets
Expenses before waiver and payments by affiliates	2.40%	2.46%	2.56%	2.41%	2.30%
Expenses net of waiver and payments by affiliates	2.05%	2.04%	2.04%	2.03%[h]	2.05%[h]
Net investment income (loss)	-0.20%	-0.07%	-0.35%[c]	-0.48%	1.61%[d]
Supplemental data
Net assets, end of year (000’s)	$ 12,696	$ 12,156	$ 8,598	$ 7,974	$ 15,103
Portfolio turnover rate	18.61%	20.67%	14.56%	26.66%	12.39%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.48%.

d. Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.

e. Amount rounds to less than $0.01 per share.

f. Effective September 1, 2008, the redemption fee was eliminated.

g. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

h. Benefit of expense reduction rounds to less than 0.01%.

MIDCAP VALUE FUND - CLASS R			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.28	$ 8.33	$ 7.30	$ 11.87	$ 11.35
Income from investment operations:[a]
Net investment income[b]	0.03	0.04	0.01[c]	—[d]	0.27[e]
Net realized and unrealized gains (losses)	0.08	1.95	1.06	-4.34	0.61
Total from investment operations	0.11	1.99	1.07	-4.34	0.88
Less distributions from:
Net investment income	-0.03	-0.04	-0.04	-0.08	-0.21
Net realized gains	—	—	—	-0.15	-0.15
Total distributions	-0.03	-0.04	-0.04	-0.23	-0.36
Redemption fees[f]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 10.36	$ 10.28	$ 8.33	$ 7.30	$ 11.87
Total return[g]	1.05%	23.95%	14.77%	-37.23%	7.85%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.90%	1.97%	2.07%	1.93%	1.80%
Expenses net of waiver and payments by affiliates	1.55%	1.55%	1.55%	1.55%[h]	1.55%[h]
Net investment income	0.30%	0.42%	0.14%[c]	—%[i]	2.11%[e]
Supplemental data
Net assets, end of year (000’s)	$ 507	$ 564	$ 440	$ 339	$ 690
Portfolio turnover rate	18.61%	20.67%	14.56%	26.66%	12.39%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.

d. Amount rounds to less than $0.01 per share.

e. Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.03%.

f. Effective September 1, 2008, the redemption fee was eliminated.

g. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

h. Benefit of expense reduction rounds to less than 0.01%.

i. Rounds to less than 0.01%.

MIDCAP VALUE FUND - ADVISOR CLASS			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.36	$ 8.38	$ 7.35	$ 11.99	$ 11.42
Income from investment operations:[a]
Net investment income[b]	0.09	0.09	0.04[c]	0.05	0.33[d]
Net realized and unrealized gains (losses)	0.08	1.95	1.07	-4.38	0.62
Total from investment operations	0.17	2.04	1.11	-4.33	0.95
Less distributions from:
Net investment income	-0.08	-0.06	-0.08	-0.16	-0.23
Net realized gains	—	—	—	-0.15	-0.15
Total distributions	-0.08	-0.06	-0.08	-0.31	-0.38
Redemption fees[e]	—	—	—	—[f]	—[f]
Net asset value, end of year	$ 10.45	$ 10.36	$ 8.38	$ 7.35	$ 11.99
Total return	1.59%	24.50%	15.43%	-36.97%	8.42%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.40%	1.47%	1.57%	1.43%	1.30%
Expenses net of waiver and payments by affiliates	1.05%	1.05%	1.05%	1.05%[g]	1.05%[g]
Net investment income	0.80%	0.92%	0.64%[c]	0.50%	2.61%[d]
Supplemental data
Net assets, end of year (000’s)	$ 2,052	$ 1,548	$ 1,198	$ 767	$ 1,136
Portfolio turnover rate	18.61%	20.67%	14.56%	26.66%	12.39%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.

d. Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.53%.

e. Effective September 1, 2008, the redemption fee was eliminated.

f. Amount rounds to less than $0.01 per share.

g. Benefit of expense reduction rounds to less than 0.01%.

SMALL CAP VALUE FUND - CLASS A			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 39.69	$ 33.01	$ 28.58	$ 45.94	$ 45.27
Income from investment operations:[a]
Net investment income[b]	0.18	0.11	0.19	0.34	0.29
Net realized and unrealized gains (losses)	2.50	6.73	4.53	-15.72	3.71
Total from investment operations	2.68	6.84	4.72	-15.38	4.00
Less distributions from:
Net investment income	-0.12	-0.16	-0.29	-0.35	-0.28
Net realized gains	—	—	—	-1.63	-3.05
Total distributions	-0.12	-0.16	-0.29	-1.98	-3.33
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 42.25	$ 39.69	$ 33.01	$ 28.58	$ 45.94
Total return[e]	6.73%	20.77%	16.86%	-34.67%	9.15%
Ratios to average net assets
Expenses	1.21%	1.27%	1.37%[f]	1.26%[f]	1.17%[f]
Net investment income	0.41%	0.29%	0.68%	0.87%	0.62%
Supplemental data
Net assets, end of year (000’s)	$ 829,710	$ 788,992	$ 644,675	$ 543,933	$ 849,226
Portfolio turnover rate	14.24%	8.69%	2.58%	18.90%	6.49%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

f. Benefit of expense reduction rounds to less than 0.01%.

SMALL CAP VALUE FUND - CLASS B			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 37.97	$ 31.66	$ 27.30	$ 43.90	$ 43.43
Income from investment operations:[a]
Net investment income (loss)[b]	-0.11	-0.14	—[c]	0.06	-0.05
Net realized and unrealized gains (losses)	2.39	6.45	4.36	-15.03	3.57
Total from investment operations	2.28	6.31	4.36	-14.97	3.52
Less distributions from net realized gains	—	—	—	-1.63	-3.05
Redemption fees[d]	—	—	—	—[c]	—[c]
Net asset value, end of year	$ 40.25	$ 37.97	$ 31.66	$ 27.30	$ 43.90
Total return[e]	6.00%	19.93%	15.97%	-35.16%	8.36%
Ratios to average net assets
Expenses	1.91%	1.96%	2.10%[f]	1.98%[f]	1.90%[f]
Net investment income (loss)	-0.29%	-0.40%	-0.05%	0.15%	-0.11%
Supplemental data
Net assets, end of year (000’s)	$ 8,156	$ 17,374	$ 28,957	$ 35,080	$ 71,955
Portfolio turnover rate	14.24%	8.69%	2.58%	18.90%	6.49%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Amount rounds to less than $0.01 per share.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

f. Benefit of expense reduction rounds to less than 0.01%.

SMALL CAP VALUE FUND - CLASS C			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 37.42	$ 31.20	$ 26.94	$ 43.37	$ 42.99
Income from investment operations:[a]
Net investment income (loss)[b]	-0.12	-0.14	-0.01	0.06	-0.04
Net realized and unrealized gains (losses)	2.36	6.36	4.30	-14.83	3.52
Total from investment operations	2.24	6.22	4.29	-14.77	3.48
Less distributions from:
Net investment income	—	—	-0.03	-0.03	-0.05
Net realized gains	—	—	—	-1.63	-3.05
Total distributions	—	—	-0.03	-1.66	-3.10
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 39.66	$ 37.42	$ 31.20	$ 26.94	$ 43.37
Total return[e]	5.99%	19.94%	15.98%	-35.14%	8.35%
Ratios to average net assets
Expenses	1.91%	1.97%	2.10%[f]	1.97%[f]	1.90%[f]
Net investment income (loss)	-0.29%	-0.41%	-0.05%	0.16%	-0.11%
Supplemental data
Net assets, end of year (000’s)	$ 189,321	$ 192,880	$ 159,441	$ 146,824	$ 262,339
Portfolio turnover rate	14.24%	8.69%	2.58%	18.90%	6.49%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

f. Benefit of expense reduction rounds to less than 0.01%.

SMALL CAP VALUE FUND - CLASS R			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 39.35	$ 32.75	$ 28.37	$ 45.66	$ 45.07
Income from investment operations:[a]
Net investment income[b]	0.09	0.03	0.12	0.25	0.18
Net realized and unrealized gains (losses)	2.48	6.67	4.51	-15.62	3.70
Total from investment operations	2.57	6.70	4.63	-15.37	3.88
Less distributions from:
Net investment income	-0.04	-0.10	-0.25	-0.29	-0.24
Net realized gains	—	—	—	-1.63	-3.05
Total distributions	-0.04	-0.10	-0.25	-1.92	-3.29
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 41.88	$ 39.35	$ 32.75	$ 28.37	$ 45.66
Total return[e]	6.53%	20.51%	16.60%	-34.84%	8.89%
Ratios to average net assets
Expenses	1.41%	1.47%	1.60%[f]	1.48%[f]	1.40%[f]
Net investment income	0.21%	0.09%	0.45%	0.65%	0.39%
Supplemental data
Net assets, end of year (000’s)	$ 221,524	$ 216,788	$ 172,652	$ 107,475	$ 110,497
Portfolio turnover rate	14.24%	8.69%	2.58%	18.90%	6.49%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

f. Benefit of expense reduction rounds to less than 0.01%.

SMALL CAP VALUE FUND - ADVISOR CLASS			Year Ended October 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 40.87	$ 33.96	$ 29.44	$ 47.26	$ 46.46
Income from investment operations:[a]
Net investment income[b]	0.32	0.22	0.27	0.46	0.43
Net realized and unrealized gains (losses)	2.57	6.93	4.64	-16.17	3.80
Total from investment operations	2.89	7.15	4.91	-15.71	4.23
Less distributions from:
Net investment income	-0.23	-0.24	-0.39	-0.48	-0.38
Net realized gains	—	—	—	-1.63	-3.05
Total distributions	-0.23	-0.24	-0.39	-2.11	-3.43
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 43.53	$ 40.87	$ 33.96	$ 29.44	$ 47.26
Total return	7.05%	21.15%	17.13%	-34.48%	9.43%
Ratios to average net assets
Expenses	0.91%	0.97%	1.10%[e]	0.98%[e]	0.90%[e]
Net investment income	0.71%	0.59%	0.95%	1.15%	0.89%
Supplemental data
Net assets, end of year (000’s)	$ 359,034	$ 311,581	$ 207,391	$ 76,269	$ 65,753
Portfolio turnover rate	14.24%	8.69%	2.58%	18.90%	6.49%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Benefit of expense reduction rounds to less than 0.01%.

YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

Choosing a Share Class

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.

Class A	Class C	Class R	Advisor Class
Initial sales charge of 5.75% or less	No initial sales charge	No initial sales charge	See "Qualified Investors - Advisor Class" below
Deferred sales charge of 1% on purchases of $1 million or more sold within 18 months	Deferred sales charge of 1% on shares you sell within 12 months	Deferred sales charge is not applicable
Lower annual expenses than Class C or R due to lower distribution fees	Higher annual expenses than Class A due to higher distribution fees	Higher annual expenses than Class A due to higher distribution fees (lower than Class C)

Class A, B, C & R

SALES CHARGES - Class A
when you invest this amount	the sales charge makes up this % of the offering price[1]	which equals this % of your net investment[1]
Under $50,000	5.75	6.10
$50,000 but under $100,000	4.50	4.71
$100,000 but under $250,000	3.50	3.63
$250,000 but under $500,000	2.50	2.56
$500,000 but under $1 million	2.00	2.04

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

Sales Charge Reductions and Waivers

Quantity discounts.   We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at franklintempleton.com/retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds" tab and then choosing "Quantity Discounts."

1. Cumulative quantity discount - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are Franklin Templeton fund shares registered to (or held by a financial intermediary for):

  You, individually;
  Your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21 (each a "Family Member");
  You jointly with one or more Family Members;
  You jointly with another person(s) who is (are) not Family Members if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person’s separate investments in Franklin Templeton fund shares;
  A Coverdell Education Savings account for which you or a Family Member is the identified responsible person;
  A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered/recorded under your or a Family Member's Social Security number;
  A 529 college savings plan over which you or a Family Member has investment discretion and control;
  Any entity over which you or a Family Member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a Family Member is the custodian, a trust on which you or a Family Member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a Family Member] on which you or a Family Member is the authorized signer);
  A trust established by you or a Family Member as grantor.

Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan such as a 401(k) plan (see definition below) do not qualify for a cumulative quantity discount.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer’s brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial advisor at the time of your purchase (including at the time of any future purchase). It may be necessary for you to provide your financial advisor with information and records (including account statements) of all relevant accounts invested in the Franklin Templeton Funds. If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund’s transfer agent at the time of any purchase.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial advisor or the Franklin Templeton funds’ transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial advisor and the Fund generally will not have that information.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial advisor nor the Franklin Templeton funds may have or maintain this information.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

2. Letter of intent (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial advisor when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to tell the Fund’s transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.

Sales charge waivers.   Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at (800) 632-2301. A list of available sales charge waivers also may be found in the SAI.

Investments of $1 Million or More

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see “Contingent Deferred Sales Charge (CDSC) - Class A, B & C”).

Shareholders of Balance Sheet Fund prior to January 1, 2001 may make additional purchases of that Fund's Class A shares subject to the following schedule that was in effect until January 1, 2001:

when you invest this amount	the sales charge makes up this % of the offering price	which equals this % of your net investment
Under $500,000	1.50	1.52
$500,000 but under $1 million	1.00	1.01

Distribution and Service (12b-1) Fees

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Balance Sheet and MicroCap Value Funds to pay distribution fees of up to 0.25% per year and All Cap Value, Large Cap Value, MidCap Value and Small Cap Value Funds to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The board of trustees has set the current amount payable under the All Cap Value, Large Cap Value, MidCap Value and Small Cap Value Funds' Class A plan at 0.30% until further notice.

BALANCE SHEET FUND, LARGE CAP VALUE FUND AND
SMALL CAP VALUE FUND

SALES CHARGES - Class B
if you sell your shares within this many years after buying them	this % is deducted from your proceeds as a CDSC
1 Year	4
2 Years	4
3 Years	3
4 Years	3
5 Years	2
6 Years	1
7 Years	0

There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A, B & C"). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

Distribution and Service (12b-1) Fees

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Balance Sheet, Large Cap Value and Small Cap Value Funds to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ALL CAP VALUE FUND, BALANCE SHEET FUND, LARGE CAP VALUE FUND,
MIDCAP VALUE FUND AND SMALL CAP VALUE FUND

SALES CHARGES - Class C
With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A, B & C").

Distribution and Service (12b-1) Fees

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the All Cap Value, Balance Sheet, Large Cap Value, MidCap Value and Small Cap Value Funds to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ALL CAP VALUE FUND, BALANCE SHEET FUND, LARGE CAP VALUE FUND,
MIDCAP VALUE FUND AND SMALL CAP VALUE FUND

SALES CHARGES - Class R
With Class R shares, there is no initial sales charge.

Retirement Plans

Class R shares are available to the following investors:

  Employer Sponsored Retirement Plans
  Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code
  Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.
  Insurance company separate accounts supporting variable annuities that are an investment option under individual retirement accounts, variable annuities that themselves qualify as individual retirement annuities, and variable annuities used to fund Employer Sponsored Retirement Plans, provided that the insurance company has entered into an agreement with Distributors authorizing the sale of Fund shares (applicable to Small Cap Value Fund only)

Distribution and Service (12b-1) Fees

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the All Cap Value, Balance Sheet, Large Cap Value, MidCap Value and Small Cap Value Funds to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Contingent Deferred Sales Charge (CDSC) - Class A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see “Exchanging Shares”).

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

Reinstatement Privilege

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative’s firm or your bank’s trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund’s transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment.

The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, with the following exceptions:

  Class B shares will be reinvested in Class A shares
  Class C or Class R shares will be reinvested in Class A shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held

Proceeds from the earlier sale of Class Z shares from another fund may also be invested in Class A shares under this Reinstatement Privilege.

Generally, if you paid a CDSC when you sold your shares, Franklin Templeton Distributors, Inc. (Distributors) will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment. The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold the following shares and you invest the proceeds from that sale in Class A shares within 90 days, you will not receive a credit for the CDSC and new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC:

  Class B shares
  Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you

Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

Qualified Investors - Advisor Class

The following investors or investments qualify to buy Advisor Class shares of the Fund:

  Shares acquired by a financial intermediary that has entered into an agreement with Distributors authorizing the sale of Fund shares, in connection with its mutual fund trading platform, that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company, registered investment advisor (RIA), or investment advisor with assets under management in excess of $100 million that is exempt from federal registration, that is not an affiliate or associated person of the financial intermediary. Minimum initial investment: $50,000 for individual or multiple clients.
  Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.
  Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code when purchasing direct from the Fund. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.
  Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.
  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as investment manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.
  An Employer Sponsored Retirement Plan (Plan) if the employer sponsors one or more Plans with aggregate Plan assets of $1 million or more. An "Employer Sponsored Retirement Plan" includes (a) an employer sponsored pension or profit sharing plan that qualifies (Qualified Plan) under section 401(a) of the Internal Revenue Code, including section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA covered 403(b); and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.
  Employer Sponsored Retirement Plans that invest indirectly in Fund shares through Fund omnibus accounts registered to a financial intermediary.
  Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program or one of its service providers to provide certain services relating to the operation of the program or to provide Fund shares for purchase in connection with the program. No initial minimum investment.
  An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.
  Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds." Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.
  Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.

Buying Shares

The MicroCap Value Fund is currently closed to most new investors. Please see "Franklin MicroCap Value Fund" under "Fund Details" for further information.

MINIMUM INVESTMENTS - CLASS A, C & R

Initial
Regular accounts	$ 1,000
Automatic investment plans	$ 50
UGMA/UTMA accounts	$ 100
Employer Sponsored Retirement Plans, SIMPLE-IRAs, SEP-IRAs, SARSEPs or 403(b) plan accounts	no minimum
IRAs, IRA rollovers, Coverdell Education Savings Plans or Roth IRAs	$ 250
Broker-dealer sponsored wrap account programs	no minimum
Current and former full-time employees, officers, trustees and directors of Franklin Templeton entities, and their family members	$ 100

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

Account Application

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services"). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

Buying Shares
	Opening an account	Adding to an account
Through your investment representative	Contact your investment representative	Contact your investment representative

By Phone/Online
(Up to $100,000 per shareholder per day)
(800) 632-2301
franklintempleton.com
Note: (1) certain account types are not available for online account access and (2) the amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” under “Investor Services” for more information regarding eligibility.

If you have another Franklin Templeton fund account with your bank account information on file, you may open a new identically registered account by phone. At this time, a new account may not be opened online.

To make a same day investment, your phone order must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

Before requesting a telephone or online purchase into an existing account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, your written request must be signed by all fund and bank account owners, and each individual must have his or her signature guaranteed.

To make a same day investment, your phone or online order must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

By Mail	Make your check payable to the Fund. Mail the check and your signed application to Investor Services.

Make your check payable to the Fund. Include your account number on the check.

Fill out the deposit slip from your account statement. If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to Investor Services.

By Wire (800) 632-2301 or (650) 312-2000 collect

Call to receive a wire control number and wire instructions.

Wire the funds and mail your signed application to Investor Services. Please include the wire control number or your new account number on the application.

To make a same day wire investment, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

Call to receive a wire control number and wire instructions.

To make a same day wire investment, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

By Exchange franklintempleton.com

Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. The automated telephone system cannot be used to open a new account.

(Please see “Exchanging Shares” for more information on exchanges.)

Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)

Franklin Templeton Investor Services
P.O. Box 997151, Sacramento, CA 95899-7151
Call toll-free: (800) 632-2301
(Monday through Friday
5:30 a.m. to 5:00 p.m., Pacific time)
or visit us online 24 hours a day, 7 days a week,
at franklintempleton.com

Investor Services

Automatic Investment Plan

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

Automated Telephone System

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services	(800) 632-2301
Advisor Services	(800) 524-4040
Retirement Services	(800) 527-2020

Distribution Options

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

* Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

Retirement Plans

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications, may require special forms for redemptions, and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at (800) 527-2020.

Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton’s electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds’ prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. Of course, you can decline telephone buy, sell, or exchange privileges on your account application, or choose not to register for online privileges. If you have telephone/online privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

Systematic Withdrawal Plan

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

Franklin Templeton VIP Services®

You may be eligible for Franklin Templeton VIP Services® if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.

Selling Shares

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply. Except for certain investors as previously described in "Franklin MicroCap Value Fund" under "Fund Details" please keep in mind that if you sell all the shares in your MicroCap Value Fund account, your account will be closed and you will not be able to buy additional MicroCap Value Fund shares or to reopen your MicroCap Value Fund account. The MicroCap Value Fund reserves the right to modify these policies at any time.

Selling Shares in Writing

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

  you are selling more than $100,000 worth of shares
  you want your proceeds paid to someone who is not a registered owner you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee when we receive instructions from an agent, not the registered owners; when you want to send your proceeds to a bank account that was added or changed on your account within the last 15 days and the bank and fund accounts have at least one common owner; or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days.

Redemption Proceeds

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

Retirement Plans

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under the age of 59 1/2, tax penalties may apply. Call Retirement Services at (800) 527-2020 for details.

Selling Shares

To sell some or all of your shares
Through your investment representative

Contact your investment representative

By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone/Online(800) 632-2301
franklintempleton.com

As long as your transaction is for $100,000 or less, you do not hold share certificates and you have not changed your address by phone or online within the last 15 days, you can sell your shares by phone or online. The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

By Electronic Funds Transfer (ACH)

You can call, write, or visit us online to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail, phone, or online.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by all fund and bank account owners, and each individual must have his or her signature guaranteed.

If the bank and Fund accounts have at least one common owner and the bank account was added or changed within the last 15 days, you may be required to provide written instructions signed by all fund account owners, with a signature guarantee for each fund account owner.

If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

By Exchange

Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.

Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.

Franklin Templeton Investor Services
P.O. Box 997151, Sacramento, CA 95899-7151
Call toll-free: (800) 632-2301
(Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
or visit us online 24 hours a day, 7 days a week, at franklintempleton.com

Exchanging Shares

Exchange Privilege

Class A, B, C & R

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares from a money fund and those shares were not charged a sales charge previously, however, a sales charge may apply.

* Class Z shareholders of Franklin Mutual Series Funds may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

Advisor Class

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

All Classes

The remainder of the “Exchanging Shares” section applies to all classes.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales also apply to exchanges, including minimum investment amounts (except exchanges of an entire account balance). Exchanges also generally have the same tax consequences as ordinary sales and purchases.

Rejected exchanges.   If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries.   If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver.   The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges.   If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

Frequent Trading Policy

The Fund's board of trustees has adopted the following policies and procedures with respect to frequent trading in Fund shares (Frequent Trading Policy).

The Fund does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares that may be detrimental to the Fund. For example, this type of trading activity could interfere with the efficient management of the Fund's portfolio or materially increase the Fund's transaction costs, administrative costs or taxes.

In addition, since the Fund may invest in foreign securities, it may be vulnerable to a form of short-term trading that is sometimes referred to as “time-zone arbitrage.” Time-zone arbitrage occurs when an investor seeks to take advantage of delays between changes in the value of a mutual fund’s portfolio holdings and the reflection of those changes in the fund’s net asset value per share. These delays are more likely to occur in the case of foreign investments, due to differences between the times during which the Fund’s international portfolio securities trade on foreign markets and the time as of which the Fund’s NAV is calculated (generally as of the close of the NYSE - please see “Calculating Share Price”). Time-zone arbitrage traders seek to purchase or redeem shares of a fund based on events occurring after foreign market closing prices are established, but before calculation of the fund’s NAV. This can result in the value of the Fund’s shares being diluted. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibility of this type of arbitrage (please see "Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays"); however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Through its transfer agent, the Fund performs ongoing monitoring of shareholder trading in shares of the Fund and other Franklin Templeton funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the Fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the Fund, may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor’s trading patterns, the Fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, “Investment by asset allocators” in the SAI). The transfer agent may also reject any purchase or redemption request, whether or not it represents part of any ongoing trading pattern, if the Fund's investment manager or transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the Fund’s portfolio. In determining what actions should be taken, the Fund's transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund and its shareholders. If the Fund is a "fund of funds," the Fund's transfer agent may take into account the impact of the trading activity and of any proposed remedial action on both the Fund and the underlying funds in which the Fund invests.

Frequent trading through financial intermediaries.   You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.

Some financial intermediaries maintain master accounts with the Fund on behalf of their customers (“omnibus accounts”). The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the Fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the Fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.

Revocation of trades.   While the Fund reserves the right to reject any purchase order for any reason, the Fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the Fund's Frequent Trading Policy.

Account Policies

Calculating Share Price

Class A, B & C

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

All Classes

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day normally as of the close of regular trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time) or earlier when the NYSE closes early because trading has been halted for the day. The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we or an approved financial intermediary receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third-party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third-party pricing vendors will provide revised values to the Fund.

Fair Valuation – Individual Securities

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation – Corporate Debt Securities

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund’s pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

Security Valuation – Foreign Securities – Computation of U.S. Equivalent Value

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

Accounts with Low Balances

If your account has been open for more than one year and its value falls below $500 ($50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B; (3) tax-deferred retirement plan accounts; (4) active automatic investment plan accounts; (5) broker-dealer sponsored separately managed accounts (wrap accounts); (6) accounts held through a 529 college savings program; and, (7) Coverdell Education Savings Plan accounts.

Statements, Reports and Prospectuses

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Investor Services - Telephone/Online Privileges").

Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Joint Account Risk with Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

  Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner’s signature to redeem shares;
  Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;
  Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;
  Purchase Fund shares by debiting a bank account that may be owned by you; and
  Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

  The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
  The Fund may modify, suspend, or terminate telephone/online privileges at any time.
  The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
  The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
  Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
  In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
  For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the investment manager determines it is in the best interest of the Fund, consistent with applicable law.
  You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
  To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

Dealer Compensation

Class A, B, C & R

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" of the "Management and Other Services" section in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

No dealer commission will be paid on Class A NAV purchases by Employer Sponsored Retirement Plans.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's investment manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Frequent Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

ALL CAP VALUE FUND (CLASS A, C AND R ONLY), LARGE CAP VALUE FUND, MIDCAP VALUE FUND (CLASS A, C AND R ONLY) AND SMALL CAP VALUE FUND
	Class A	Class B	Class C	Class R
Commission (%)	—	—	1.00[1]	—
Investment under $50,000	5.00	—	—	—
$50,000 but under $100,000	3.75	—	—	—
$100,000 but under $250,000	2.80	—	—	—
$250,000 but under $500,000	2.00	—	—	—
$500,000 but under $1 million	1.60	—	—	—
$1 million or more	up to 1.00[2]	—	—	—
12b-1 fee to dealer	0.252, [3]	0.25[4]	1.00[5]	0.50

BALANCE SHEET FUND AND MICROCAP VALUE FUND (CLASS A ONLY)
	Class A	Class B	Class C	Class R
Commission (%)	—	—	1.00[1]	—
Investment under $50,000	5.00	—	—	—
$50,000 but under $100,000	3.75	—	—	—
$100,000 but under $250,000	2.80	—	—	—
$250,000 but under $500,000	2.00	—	—	—
$500,000 but under $1 million	1.60	—	—	—
$1 million or more	up to 1.00[2]	—	—	—
12b-1 fee to dealer	0.25[2]	0.25[4]	1.00[5]	0.50

1. Commission includes advance of the first year's 0.25% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.

2. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

3. Under the Distribution Plan for Class A, the All Cap Value Fund, Large Cap Value Fund, MidCap Value Fund and Small Cap Value Fund may pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses. The board of trustees has currently determined to set such fees under the Plan at 0.30% (until further notice), thus reducing the amount that will be retained by Distributors.

4. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

5. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

Other dealer and financial intermediary compensation.   Distributors may make payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.08% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. Any current year sales to, or assets held on behalf of, Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors and/or its affiliates may also make payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain financial intermediaries in connection with their activities that are intended to assist in the sale of shares of the Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis.

A number of factors will be considered in determining these payments, including the qualifying dealer or financial intermediary's sales, assets and redemption rates, the nature and quality of any servicing provided by the financial intermediary, and the quality of the dealer or financial intermediary's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments. These payments may be in addition to any shareholder servicing fees paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

Questions

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Department Name	Telephone Number	Hours (Pacific time, Monday through Friday)
Shareholder Services	(800) 632-2301	5:30 a.m. to 5:00 p.m.
Fund Information	(800) DIAL BEN (800) 342-5236	5:30 a.m. to 5:00 p.m.
Retirement Services	(800) 527-2020	5:30 a.m. to 5:00 p.m.
Advisor Services	(800) 524-4040	5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)	(800) 851-0637	5:30 a.m. to 5:00 p.m.
Automated Telephone System	(800) 632-2301 (800) 524-4040 (800) 527-2020	(around-the-clock access)

FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone (202) 551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

One Franklin Parkway, San Mateo, CA 94403-1906 (800) DIAL BEN®/342-5236 TDD/Hearing Impaired (800) 851-0637 franklintempleton.com

Investment Company Act file #811-05878
© 2012 Franklin Templeton Investments. All rights reserved.
5620	FVIT P 03/12

Franklin Value Investors Trust	P.O. Box 997151, Sacramento, CA 95899-7151 (800) DIAL BEN®/342-5236

Class
	A	B	C	R	Advisor
Franklin All Cap Value Fund	FRAVX	—	Pending	Pending	Pending
Franklin Balance Sheet Investment Fund	FRBSX	FBSBX	FCBSX	FBSRX	FBSAX
Franklin Large Cap Value Fund	FLVAX	FBLCX	FLCVX	FLCRX	Pending
Franklin MicroCap Value Fund	FRMCX	—	—	—	FVRMX
Franklin MidCap Value Fund	FMVAX	—	FMVCX	Pending	Pending
Franklin Small Cap Value Fund	FRVLX	FBVAX	FRVFX	FVFRX	FVADX

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2012

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' (hereafter "the Fund") prospectus. The Fund's prospectus, dated March 1, 2012, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended October 31, 2011, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call (800) DIAL BEN/342-5236.

CONTENTS
Goals, Strategies and Risks
Officers and Trustees
Fair Valuation and Liquidity
Proxy Voting Policies and Procedures
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
The Underwriter
Performance
Miscellaneous Information
Description of Ratings

  Mutual funds, annuities, and other investment products:
  are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;
  are not deposits or obligations of, or guaranteed or endorsed by, any bank; and
  are subject to investment risks, including the possible loss of principal.

FVIT SAI 03/12

Goals, Strategies and Risks

The following information provided with respect to the Fund is in addition to that included in the Fund’s prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of securities and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies with respect to the Fund are discussed in greater detail in the section below entitled "Glossary of Investments, Techniques, Strategies and Their Risks.”

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation, with the exception of the Fund's limitations on borrowing as described herein.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed without the approval of shareholders.

Fundamental Investment Policies

The Fund may not:

1.  Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2.  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5.  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6.  Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7.  Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

8.  Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Franklin All Cap Value Fund (All Cap Value Fund)

Fundamental Investment Policies

The Fund’s investment goal is long-term total return.

Franklin Balance Sheet Investment Fund (Balance Sheet Fund)

Fundamental Investment Policies

The Fund’s investment goal is high total return, of which capital appreciation and income are components.

Non-Fundamental Investment Policies

The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

The Fund may invest an unlimited amount of its total assets in the securities of companies, including small capitalization companies, that, in the opinion of the investment manager, represent an opportunity for (i) significant capital appreciation due to intrinsic values not reflected in the current market price of the securities and/ or (ii) high income.

The Fund will generally invest in common stocks, although it has no limit on the percentage of its assets that may be invested in preferred stock or debt obligations, including securities convertible into common stocks, secured or unsecured bonds, commercial paper, and notes. The mixture of common stocks, preferred stocks, and debt obligations will vary from time to time based upon the investment manager’s assessment as to whether investments in each category will contribute to meeting the Fund’s investment goal.

Franklin Large Cap Value Fund (Large Cap Value Fund)

Fundamental Investment Policies

The Fund’s investment goal is long-term capital appreciation.

Franklin MicroCap Value Fund (MicroCap Value Fund)

Fundamental Investment Policies

The Fund’s investment goal is high total return, of which capital appreciation and income are components.

Non-Fundamental Investment Policies

The Fund will generally invest in common stocks, although it has no limit on the percentage of its assets that may be invested in preferred stock or debt obligations, including securities convertible into common stocks, secured or unsecured bonds, commercial paper, and notes. The mixture of common stocks, preferred stocks, and debt obligations will vary from time to time based upon the investment manager’s assessment as to whether investments in each category will contribute to meeting the Fund’s investment goal.

Franklin MidCap Value Fund (MidCap Value Fund)

Fundamental Investment Policies

The Fund’s investment goal is long-term total return.

Franklin Small Cap Value Fund (Small Cap Value Fund)

Fundamental Investment Policies

The Fund’s investment goal is long-term total return.

Non-Fundamental Investment Policies

1.  The Fund may not invest in any company for the purpose of exercising control or management, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

2.  The Fund may not purchase securities on margin, except that the Fund may make margin payments in connection with futures, options and currency transactions.

3.  The Fund may not buy securities of open-end or closed-end investment companies, except that the Fund may: (i) buy securities of open-end or closed-end investment companies in compliance with the 1940 Act; (ii) invest all or substantially all of its assets in another registered investment company having the same investment goal and policies as the Fund; or (iii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act.

Additional Strategies

In trying to achieve its investment goal, the Fund may invest in the types of instruments or engage in the types of transactions identified below and in the section “Glossary of Investments, Techniques, Strategies and Their Risks.” The Fund may or may not use all of these techniques at any one time. A more detailed description of the investment policies that the Fund uses, as well as the risks associated with these investment policies is included.

All Cap Value Fund, Large Cap Value Fund and MidCap Value Fund

The Fund may:

  lend portfolio securities up to 33 1/3% of the value of its total assets, measured at the time of the most recent loan.

Balance Sheet Fund, MicroCap Value Fund and Small Cap Value Fund

The Fund may:

  lend portfolio securities up to 25% of the value of its total assets, measured at the time of the most recent loan.

All Funds

The Fund may:

  invest up to 25% of its total assets in foreign securities invest up to 15% of its net assets in illiquid securities
  invest up to 25% of its total assets in lower-rated fixed-income and convertible securities (those rated BB or lower by S&P or Ba or lower by Moody's) and unrated securities considered to be of comparable quality invest up to 5% of its total assets in structured notes
  invest up to 5% of its net assets in trade claims
  invest up to 5% of its net assets in warrants (valued at the lower of cost or market)
  invest up to 2% of its net assets in warrants (valued at the lower of cost or market) that are not listed on the New York or NYSE Amex Equities Stock Exchanges.

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

"small portion"	less than 10%
"portion"	10% to 25%
"significant"	25% to 50%
"substantial"	50% to 66%
"primary"	66% to 80%
"predominant"	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating services such as Moody's Investors Service (Moody's) and Standard & Poor's (S&P®).

The value of your shares in the Fund will increase as the value of the investments owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the investments owned by the Fund. In addition to the factors that affect the value of any particular investment that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

In trying to achieve its investment goal, the Fund may invest (unless otherwise indicated) in the following types of securities or engage in the following types of transactions. These securities and transactions, and their associated risks, are described below. The Fund's investment manager is under no obligation to invest in any or all of these securities or engage in any or all of these types of transactions.

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund:

Bank obligations   Bank obligations include fixed, floating or variable rate certificates of deposit (CDs), letters of credit, time and savings deposits, bank notes and bankers' acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified period of time at a stated interest rate. Savings deposits are deposits that do not have a specified maturity and may be withdrawn by the depositor at any time. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank "accepts" a bankers' acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity. The full amount of the Fund's investment in time and savings deposits or CDs may not be guaranteed against losses resulting from the default of the commercial or savings bank or other institution insured by the Federal Deposit Insurance Corporation.

Bank obligations are exempt from registration with the SEC if issued by U.S. banks or foreign branches of U.S. banks. As a result, the Fund will not receive the same investor protections when investing in bank obligations as opposed to registered securities. Bank notes and other unsecured bank obligations are not guaranteed by the FDIC, so the Fund will be exposed to the credit risk of the bank or institution. In the event of liquidation, bank notes and unsecured bank obligations generally rank behind time deposits, savings deposits and CDs, resulting in a greater potential for losses to the Fund.

Borrowing   The 1940 Act and the SEC's current rules, exemptions and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund's holdings would be disadvantageous from an investment standpoint.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted "senior securities," the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Segregation of assets.   Consistent with SEC staff guidance, financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Fund's board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (Asset Segregation Policies).

In the case of forward currency contracts, the Fund may offset the contracts for purposes of (1) above when the counterparties, terms and amounts match, otherwise an appropriate amount of assets will be segregated consistent with (2) above. Segregated assets for purposes of (2) above are not required to be physically segregated from other Fund assets, but are segregated through appropriate notation on the books of the Fund or the Fund’s custodian.

The Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate. The Asset Segregation Policies provide, consistent with current SEC staff positions, that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, the Fund must segregate a larger amount of assets to cover its obligations, which essentially limits the Fund’s ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of the Fund to use the financial instruments could be negatively affected.

Convertible securities   A convertible security is generally a debt obligation, preferred stock or other security that may be converted within a specified period of time into a certain amount of common stock of the same or of a different issuer. The conversion may occur at the option of the investor in or issuer of the security, or upon a predetermined event. A convertible security typically provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities are also subject to risks that affect debt securities in general.

Although less than an investment in the underlying stock, the potential for gain on an investment in a convertible security is greater than for similar non-convertible securities. As a result, a lower yield is generally offered on convertible securities than on otherwise equivalent non-convertible securities. There is no guarantee that the Fund will realize gains on a convertible security in excess of the foregone yield it accepts to invest in such convertible security.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to the company's common stock, but may be subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank or other sponsor, the security is an obligation of and is convertible through, the issuing investment bank. However, the common stock received upon conversion is of a company other than the investment bank or sponsor. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

Convertible preferred stock.   A convertible preferred stock is usually treated like a preferred stock for the Fund's financial reporting, credit rating and investment policies and limitations purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. Distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes. Investments in convertible preferred stock, as compared to the debt obligations of an issuer, generally increase the Fund's exposure to the credit risk of the issuer and market risk generally, because convertible preferred stock will fare more poorly if the issuer defaults or markets suffer.

Enhanced convertible securities.   In addition to "plain vanilla" convertible securities, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these features include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, maximize interest/dividend payment deductibility and reduce equity dilution. Examples of enhanced convertible securities include mandatory convertible securities, convertible trust preferred securities, exchangeable securities, and zero coupon and deep discount convertible bonds.

Risks.   An investment in a convertible security may involve risks. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of a security when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Although the Fund intends to acquire convertible securities that the investment manager considers to be liquid (i.e., those securities that the investment manager determines may be sold on an exchange, or an institutional or other substantial market), there can be no assurances that this will be achieved. Certain securities and markets can become illiquid quickly, resulting in liquidity risk for the Fund. The Fund will also encounter difficulty valuing convertible securities due to illiquidity or other circumstances that make it difficult for the Fund to obtain timely market quotations based on actual trades for convertible securities. Convertible securities may have low credit ratings, which generally correspond with higher credit risk to an investor like the Fund.

Synthetic convertible securities. A synthetic convertible is created by combining distinct securities that together possess the two principal characteristics of a true convertible security, i.e., fixed income payments in the form of interest or dividends and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible debt securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price (or to receive cash, in the case of stock index options). Synthetic convertibles are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.

In addition to the general risks of convertible securities and the special risks of enhanced convertible securities, there are risks unique to synthetic convertible securities. Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible security is the sum of the values of its debt security component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Although the investment manager expects normally to create synthetic convertible securities whose two components provide exposure to the same issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers, or to combine a debt security with a call option on a stock index. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline. Exposure to more than one issuer or participant will increase the number of parties upon which the investment depends and the complexity of that investment and, as a result, increase the Fund's credit risk and valuation risk.

Corporate Loans, Assignments and Participations

Corporate loans.   Corporate loans typically are structured and negotiated by a group of financial institutions and other investors, including in some cases, the Fund, that provide the monies loaned to the borrowers. In return, the borrowers pay interest and repay loan's principal. Such corporate loans often pay interest rates that are reset periodically on the basis of a floating base lending rate, such as the London Interbank Offered Rate (LIBOR) plus a premium. The Fund may invest in corporate loans directly at the time of the loan's closing or by buying an assignment of all or a portion of the corporate loan from a lender. The Fund may also invest indirectly in a corporate loan by buying a loan participation from a lender or other purchaser of a participation. Corporate loans may include term loans and, to the extent permissible for the Fund, revolving credit facilities, prefunded letters of credit term loans, delayed draw term loans and receivables purchase facilities.

The Fund limits the amount of total assets that it will invest in any one issuer. For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In loan participations, a bank or other lending institution serves as financial intermediary between the Fund and the borrower, the participation may not shift to the Fund the direct debtor-creditor relationship with the borrower. In this case, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or intermediaries engaged in the same industry, even if the underlying borrowers represent different companies and industries.

Negotiation and administration of loans.   Each type of corporate loan in which the Fund may invest typically is structured by a group of lenders and other investors. This means that the lenders and other investors participate in the negotiations with the corporate borrower and in the drafting of the terms of the corporate loan. The group of lenders and other investors often consists of commercial banks, thrift institutions, insurance companies, finance companies, other financial institutions, or in some cases other investors, including investment companies such as the Fund. Under normal circumstances, the Fund will not act as the sole negotiator or sole investor for a corporate loan. One or more of the lenders usually administers the corporate loan on behalf of all the lenders and other investors; this lender is referred to as the Agent Bank.

Three ways to invest in corporate loans.   The Fund may invest in corporate loans in any of three ways. The Fund may: (i) make a direct investment in a corporate loan by participating as one of the initial investors; (ii) make a direct investment by purchasing an assignment of part or all of a corporate loan; or (iii) make an indirect investment by purchasing a participation interest in a corporate loan. Participation interests are interests sold by a lender or other holders of participation interests, which usually represent a fractional interest in a corporate loan. An assignment represents a direct interest in a corporate loan or portion of a corporate loan previously owned by a different investor. Unlike where the Fund purchases a participation interest, the Fund will generally become an investor for the purposes of the relevant corporate loan agreement by purchasing an assignment.

  1. Direct investments in corporate loans.   When the Fund invests as an initial investor in a new corporate loan, the investment may be made at a discount to par. This means that the Fund receives a return at the full interest rate for the corporate loan, which incorporates the discount.

  2. Assignments of corporate loans.   If the Fund purchases an assignment of a corporate loan, the Fund will assume the position of the original investor. The Fund will have the right to receive payments directly from the corporate borrower and to enforce its contractual rights directly against the corporate borrower.

  3. Participation interests in corporate loans.   In contrast to the purchase of an assignment, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the corporate borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the corporate borrower. Therefore, when the Fund considers an investment in corporate loans through the purchase of participation interests, its investment manager will take into account the creditworthiness of the Agent Bank and any lenders and participants interposed between the Fund and the corporate borrower. These parties are referred to as Intermediate Participants. Additionally, the Fund will consider that there may be limitations on the Fund's ability to vote on amendments to the borrower's underlying loan agreement.

Because secondary purchases of loans may be made at par, at a premium from par or at a discount from par, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct initial investment. While loan participations generally trade at a discount, the Fund may buy participations trading at par or at a premium. At certain times when reduced opportunities for direct initial investment in corporate loans may exist, however, the Fund may be able to invest in corporate loans only through participation interests or assignments.

Loan participations.   Loan participations may enable the Fund to acquire an interest in a corporate loan from a borrower, which it could not do directly. Because the Fund establishes a direct contractual relationship with the lender or Participant, the Fund is subject to the credit risk of the lender or Participant in addition to the usual credit risk of the corporate borrower and any Agent Bank. The Participants and Agent Bank are referred to as Intermediate Participants (Intermediate Participant). Under normal market conditions, loan participations that sell at a significant discount to the secondary loan price may indicate the borrower has credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are resolved, loan participations may appreciate in value.

In the event the corporate borrower fails to pay principal and interest when due, the Fund may have to assert rights against the borrower through an Intermediate Participant. This may subject the Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the corporate borrower. Also, in the event of the insolvency of the lender or Intermediate Participant who sold the participation interest to the Fund, the Fund may not have any exclusive or senior claim with respect to the lender's interest in the corporate loan, or in the collateral securing the corporate loan. Consequently, the Fund might not benefit directly from the collateral supporting the underlying corporate loan. If the Intermediate Participant becomes insolvent, payments of principal and/or interest may be held up or not paid by such Participant or such Participant may not have the resources to assert its and the Fund's rights against the corporate borrower. Similar risks may arise with respect to the Agent Bank.

Obligations to make future advances.   Certain revolving credit facility corporate loans (revolvers) and some types of delayed draw loans require that the lenders and other investors, including the Fund, and Intermediate Participants make future advances to the corporate borrower at the demand of the borrower. Other continuing obligations may also exist pursuant to the terms of these types of corporate loans. If the Fund's future obligations are not met for any reason, including the failure of an Intermediate Participant to fulfill its obligations, the Fund's interests may be harmed.

Delayed draw term loans.   Delayed draw term loans have characteristics of both revolvers and term loans, in that, before they are drawn upon by the borrower, they are similar to a revolver; however when they are drawn upon, they become fully and permanently drawn and are in essence term loans. Upon funding, when a loan is drawn upon, the loan becomes permanently funded, repaid principal amounts may not be reborrowed and interest accrues on the amount outstanding. The borrower pays a fee during the commitment period. Because these loans involve forward obligations, they are subject to the Fund's asset segregation policies.

Prefunded L/C term loan.   A prefunded L/C term loan (Pre L/C Loan) is sometimes referred to as a funded letter of credit facility. For these loans, the Agent Bank (or another bank) issues letters of credit (each letter, an L/C) to guarantee the repayment of the borrowings by the borrower, as the ultimate debtor under these loans. Each lender or other investor, such as the Fund, transfers to the Agent Bank the amount of money the lender or other investor, has committed under the Pre L/C Loan agreement. The Agent Bank holds the monies solely to satisfy the lenders' or other investors' obligations under the loan agreement.

Whenever the borrower needs funds, it draws against the Pre L/C Loan. Consequently, the lenders or other investors do not have to advance any additional monies at the time the borrower draws against the Pre L/C Loan. To the extent that the borrower does not draw down these monies as borrowings during the term of the Pre L/C Loan, the Agent Bank invests these monies as deposits that pay interest, usually approximating a benchmark rate, such as LIBOR. This interest is paid to the borrower. Generally, the borrower, via the Agent Bank, pays the lenders or other investors interest at a rate equivalent to the fully drawn spread plus a benchmark rate, usually LIBOR. The borrower pays this interest during the term of the loan whether or not the borrower borrows monies from the amounts held and invested by the Agent Bank. The principal and any unpaid accrued interest will be returned to the lenders and other investors upon termination of the Pre L/C loan (and upon satisfaction of all obligations).

The risks of investing in corporate loans include all the general risks of investing in debt securities. For example, investments in corporate loans are exposed to the credit risk of the borrowing corporation and any Intermediate Participants, the valuation risk of pricing corporate loans and collateral, and the illiquidity risk associated with holding unregistered, non-exchange traded securities. There are also additional risks associated with an investment in corporate loans, including those described below.

Additional credit risks.   Corporate loans may be issued in leveraged or highly leveraged transactions (such as mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings), or involving distressed companies or those in bankruptcy. This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower might default or go into bankruptcy.

Insufficient collateral.   The terms of most senior secured corporate loans and corporate debt securities in which the Fund invests require that the collateral provided by the corporate borrower have a fair market value at least equal to 100% of the amount of such corporate loan at the time of the loan. The investment manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. The collateral may consist of various types of assets or interests including working capital assets, such as accounts receivable or inventory, tangible fixed assets, such as real property, buildings and equipment, tangible or intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners or other parties may provide additional security.

The Fund may encounter difficulty valuing the collateral, especially less tangible assets. The value of the collateral may decline following investment by the Fund in the corporate loan. Also, collateral may be difficult to sell or liquidate and insufficient in the event of a default. Consequently, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a corporate loan. Collateral securing a corporate loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some corporate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could order currently existing or future indebtedness of the corporate borrower to be paid ahead of the corporate loans. This order could make repayment of the corporate loans in part or in full less likely. The court could take other action detrimental to the holders of the corporate loans including, in certain circumstances, invalidating such corporate loans or causing interest previously paid to be refunded to the borrower.

Publicly available information and ratings.   Many corporate loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to corporate loans will generally be less than that available for registered or exchange listed securities. The Fund will not receive the same investor protections that it would with a similar investment in registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the investment manager may consider, and may rely in part, on analyses performed by others. Corporate loans held by the Fund directly or as a participation interest or assignment of the loan may be assigned ratings below investment grade by a rating agency, or be unrated but judged by the investment manager to be of comparable quality.

Liquidity of corporate loans.   The investment manager generally considers corporate loans, loan participations and assignments of corporate loans to be liquid. To the extent such investments are deemed to be liquid by the investment manager, they will not be subject to the Fund's restrictions on investments in illiquid securities. Generally, a liquid market with institutional buyers exists for such interests. The investment manager monitors each type of loan and/or loan interest in which the Fund is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the Fund.

No active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize full value on sale of a corporate loan. In addition, the Fund may not be able to readily sell its corporate loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Risks based on Agent Banks and/or Intermediate Participants.   The Agent Bank is a lender that administers the corporate loan. The Agent Bank typically is responsible for collecting principal, interest and fee payments from the corporate borrower. The Agent Bank then distributes these payments to all lenders and other investors that are parties to the corporate loan or own participation interests therein. The Fund will not act as an Agent Bank under normal circumstances. The Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments. The Fund will also rely on the Agent Bank to take appropriate actions against a corporate borrower that is not making payments as scheduled. Typically, the Agent Bank is given broad discretion in enforcing the terms of the corporate loan, and is required to use only the same care it would use in the management of its own property. The corporate borrower compensates the Agent Bank for these services and this could create an incentive for the Agent Bank to exercise its discretion to the advantage of the corporate borrower to a greater extent than might otherwise be the case. Such compensation may include special fees paid at the start of corporate loans and other fees paid on a continuing basis.

In the event that a corporate borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of improper conduct by the Agent Bank or Intermediate Participant. Asserting the Fund's legal rights against the Agent Bank or Intermediate Participant could be expensive and result in the delay or loss to the Fund of principal and/or interest payments.

There is a risk that an Agent Bank may have financial difficulty. An Agent Bank could even declare bankruptcy, or have a receiver, conservator, or similar official appointed for it by a regulatory authority. If this happens, assets held by the Agent Bank under the corporate loan should remain available to holders of corporate loans, including the Fund. However, a regulatory authority or court may determine that assets held by the Agent Bank for the benefit of the Fund are subject to the claims of the Agent Bank's general or secured creditors. The Fund might incur costs and delays in realizing payment on a corporate loan or might suffer a loss of principal or interest. Similar risks arise in situations involving Intermediate Participants, as described above.

Covenants.   The borrower under a corporate loan generally must comply with various restrictive covenants contained in any corporate loan agreement between the borrower and the lending syndicate or in any trust indenture or comparable document in connection with a corporate debt security. A restrictive covenant is a promise by the borrower to take certain actions that protect, or not to take certain actions that may impair, the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships regarding, and/or limits on, total debt. In addition, a covenant may require the borrower to prepay the corporate loan or corporate debt security with any excess cash flow. Excess cash flow generally includes net cash flow (after scheduled debt service payments and permitted capital expenditures) as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a corporate loan agreement which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration. This means that the Agent Bank has the right to demand immediate repayment in full of the outstanding corporate loan. Acceleration may also occur in the case of the breach of a covenant in a corporate debt security document. If acceleration occurs and the Fund receives repayment before expected, the Fund will experience prepayment risk.

Some of the loans available in the market are known as "covenant lite." These loans contain fewer or no maintenance covenants. A covenant lite loan typically does not include the legal clauses which allow an investor to control and track the performance of a company. Covenant lite loans also generally do not permit an investor to declare a default if certain criteria are breached. The Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

Debt securities - general description   In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes and commercial paper are examples of debt securities and differ in the length of the issuer's principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest:

Bonds.   A bond is a debt security in which investors loan money to an entity that borrows for a defined period of time, usually a period of more than five years, at a specified interest rate.

Commercial paper.   Commercial paper is an unsecured, short-term loan to a corporation, typically for financing accounts receivable and inventory with maturities of up to 270 days.

Debentures.   A debenture is an unsecured debt security backed only by the creditworthiness of the borrower, not by collateral.

Bills.   A bill is a short-term debt instrument, usually with a maturity of two years or less.

Notes.   A note is a debt security usually with a maturity of up to ten years.

For purposes of the discussion in this SAI of the risks of investing in debt securities generally, loans or other short-term instruments, which otherwise may not technically be considered securities, are included.

Debt securities are all generally subject to interest rate, credit, income and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Fund's investment manager attempts to reduce credit and market risk through diversification of the portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.

Defaulted debt securities   If the issuer of a debt security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. The Fund will incur additional expenses if it tries to recover principal or interest payments on a defaulted security. Defaulted debt securities often are illiquid. An investment in defaulted debt securities will be considered speculative and expose the Fund to similar risks as an investment in high-yield debt.

The Fund may not buy defaulted debt securities, however, the Fund is not required to sell a debt security that has defaulted if the investment manager believes it is advantageous to continue holding the security.

Depositary receipts   Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) (collectively, depositary receipts). Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. If the issuer's home country does not have developed financial markets, the Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer's country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Fund's investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Equity securities   Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

Foreign securities   There are substantial risks associated with investing in the securities of governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. The value of foreign securities (like U.S. securities) is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments that could affect investments in securities of issuers in foreign nations. There is no assurance that the investment manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign issuers comparable to the reports and ratings published about issuers in the U.S. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Certain countries' legal institutions, financial markets and services are less developed than those in the U.S. or other major economies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, may be cumbersome and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian.

The holding of foreign securities may be limited by the Fund to avoid investment in certain Passive Foreign Investment Companies (PFICs) and the imposition of a PFIC tax on the Fund resulting from such investments.

Developing markets or emerging markets.   Investments in companies domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets; and (ix) the possibility that recent favorable economic developments in some developing market countries may be slowed or reversed by unanticipated economic, political or social events in such countries.

In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the "counterparty") through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to the Fund. Legal compensation schemes may be non-existent, limited or inadequate to meet the Fund's claims in any of these events.

Securities trading in developing markets present additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to non-residents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, the Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing and reporting standards in certain countries in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which the Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Fund's securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

Foreign corporate debt securities.   Foreign corporate debt securities, including Samurai bonds, Yankee bonds, Eurobonds and Global Bonds, may be purchased to gain exposure to investment opportunities in other countries in a certain currency. A Samurai bond is a yen-denominated bond issued in Japan by a non-Japanese company. Eurobonds are foreign bonds issued and traded in countries other than the country and currency in which the bond was denominated. Eurobonds generally trade on a number of exchanges and are issued in bearer form, carry a fixed or floating rate of interest, and typically amortize principal through a single payment for the entire principal at maturity with semiannual interest payments. Yankee bonds are bonds denominated in U.S. dollars issued by foreign banks and corporations, and registered with the SEC for sale in the U.S. A Global Bond is a certificate representing the total debt of an issue. Such bonds are created to control the primary market distribution of an issue in compliance with selling restrictions in certain jurisdictions or because definitive bond certificates are not available. A Global Bond is also known as a Global Certificate.

Foreign currency exchange rates.   Changes in foreign currency exchange rates will affect the U.S. dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by the Fund in that foreign currency. This may affect the Fund's share price, income and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. It will be more difficult for the investment manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to the Fund's investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of securities in U.S. dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund's income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund's exposure to foreign securities losses.

Foreign governmental and supranational debt securities.   The Fund's investments in debt securities may include debt securities of sovereign, governmental or supranational issuers. Such investments are subject to all the risks associated with investment in U.S. and foreign securities and certain additional risks.

Foreign government and sovereign debt securities include debt securities issued, sponsored or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled or sponsored entities located in emerging or developed market countries; entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws, economic development, and humanitarian, political or environmental initiatives. Supranational debt obligations include: Brady Bonds (which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness); participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank and the European Economic Community.

Foreign government and sovereign debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country's economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country's access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.

High-yield debt securities   High-yield or lower-rated debt securities (also referred to as "junk bonds") are securities that have been rated by Moody's or S&P below their top four rating categories (e.g., BB or Ba and lower) and are considered below investment grade. These securities generally have greater risk with respect to the payment of interest and repayment of principal, or may be in default and are often considered to be speculative and involve greater risk of loss because they are generally unsecured and are often subordinated to other debt of the issuer.

Adverse publicity, investor perceptions, whether or not based on fundamental analysis, or real or perceived adverse economic and competitive industry conditions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities. The Fund relies on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of lower-rated securities. In such evaluations, the investment manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. There can be no assurance the investment manager will be successful in evaluating the creditworthiness of an issuer or the value of high yield debt securities generally.

The prices of lower-rated debt securities may be less sensitive to interest rate changes than higher-rated debt securities, but more sensitive to economic downturns or individual adverse corporate developments. Market anticipation of an economic downturn or of rising interest rates, for example, could cause a decline in lower-rated debt securities prices. This is because an economic downturn could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. Similarly, the impact of individual adverse corporate developments, or public perceptions thereof, will be greater for lower-rated securities because the issuers of such securities are more likely to enter bankruptcy. If the issuer of lower-rated debt securities defaults, the Fund may incur substantial expenses to seek recovery of all or a portion of its investments or to exercise other rights as a security holder. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Lower-rated debt securities frequently have call or buy-back features that allow an issuer to redeem the securities from their holders. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, the Fund will be exposed to prepayment risk.

The markets in which lower-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at desirable prices to meet redemption requests or to respond to a specific economic event, such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower-rated debt securities also may make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-rated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices of actual sales, which may limit the Fund's ability to rely on such quotations.

Some lower-rated debt securities are sold without registration under federal securities laws and, therefore, carry restrictions on resale. While many of such lower-rated debt securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund also may incur extra costs when selling restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

High-yield, fixed-income securities acquired during an initial underwriting involve special credit risks because they are new issues. The investment manager will carefully review the issuer's credit and other characteristics.

The credit risk factors described above also apply to high-yield zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest periodically until maturity, zero coupon bonds and similar securities will not make any interest or principal payments until the cash payment date or maturity of the security. If the issuer defaults, the Fund may not obtain any return on its investment.

Illiquid securities   Generally, an "illiquid security" is any security that cannot be disposed of within seven days at approximately the amount at which the Fund has valued the instrument. Illiquid securities generally include securities for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). Restricted securities are generally sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. If registration is required, the Fund, as the holder of an unregistered security, may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it will be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. To the extent the investment manager determines there is a liquid institutional or other market for restricted securities, the Fund considers them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. Rule 144A securities may be subject, however, to a greater possibility of becoming illiquid than securities that have been registered with the SEC.

The Fund's board will review on a periodic basis any determination by the investment manager to treat a restricted security as liquid. In determining whether a restricted security is properly considered a liquid security, the investment manager takes into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) any dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., any demand, put or tender features, the method of soliciting offers, the mechanics and other requirements for transfer, and the ability to assign or offset the rights and obligations of the security). The nature of the security and its trading includes the time needed to sell the security, the method of soliciting offers to purchase or sell the security, and the mechanics of transferring the security including the role of parties such as foreign or U.S. custodians, subcustodians, currency exchange brokers, and depositories.

The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter (OTC) markets. Illiquid securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

The risk to the Fund in holding illiquid securities is that they may be more difficult to sell if the Fund wants to dispose of the security in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for the Fund to realize a security's fair value.

The Fund may also be unable to achieve its desired level of exposure to a certain security, issuer, or sector due to overall limitations on its ability to invest in illiquid securities and the difficulty in purchasing such securities.

Investment company securities   The Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto. With respect to unaffiliated funds in which the Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Fund’s investments to exceed such limits in unaffiliated underlying funds. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees. The Fund may also invest its cash balances in affiliated money market funds to the extent permitted by its investment policies and rules and exemptions granted under the 1940 Act.

Closed-end funds.   The shares of a closed-end fund typically are bought and sold on an exchange. The risks of investing in a closed-end investment company typically reflect the risk of the types of securities in which the closed-end fund invests. Closed-end funds often leverage returns by issuing debt securities, auction rate preferred securities or reverse-repurchase agreements. The Fund may invest in debt securities issued by closed-end funds, subject to any quality or other standards applicable to the Fund's investment in debt securities. If the Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments.

Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund's shares quoted on an exchange may not reflect the net asset value of the securities held by the closed-end fund, and the premium or discount the share prices represent versus net asset value may change over time based on a variety of factors, including supply of and demand for the closed-end fund's shares, that are outside the closed-end fund's control or unrelated to the value of the underlying portfolio securities. If the Fund invests in the closed-end fund to gain exposure to the closed-end fund's investments, the lack of correlation between the performance of the closed-end fund's investments and the closed-end fund's share price may compromise or eliminate any such exposure.

Exchange-traded funds.   The Fund may invest in exchange-traded funds (ETFs). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers, that are components of a particular index. Such ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index's underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.

ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund's best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and have the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Investment grade debt securities   Debt securities that are rated Baa or higher by Moody's, BBB or higher by S&P, or unrated securities deemed by the Fund's investment manager to be of comparable quality, are considered to be "investment grade." Generally, a higher rating indicates the rating agency's opinion that there is less risk of default of obligations thereunder including timely repayment of principal and payment of interest. Debt securities in the lowest investment grade category may have speculative characteristics and more closely resemble high-yield debt securities than investment-grade debt securities. Lower-rated securities may be subject to all the risks applicable to high-yield debt securities and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

A number of risks associated with rating organizations apply to the purchase or sale of investment grade debt securities.

Repurchase agreements   Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund's portfolio that would otherwise remain un-invested. The bank or broker-dealer must transfer to the Fund's custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The investment manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities and additional expenses in seeking to enforce the Fund's rights and recover any losses. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the investment manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high quality collateral, some credit risk remains. The counterparty could default which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund.

A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Fund's investment restriction on illiquid securities.

Securities lending   To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers (referred to as "borrowers"). In exchange, the Fund receives cash collateral from a borrower at least equal to the value of the security loaned by the Fund. Cash collateral typically consists of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, and irrevocable letters of credit. The Fund may invest this cash collateral while the loan is outstanding and generally retains part or all of the interest earned on the cash collateral. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income.

For each loan, the borrower usually must maintain with the Fund's custodian collateral with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned).

The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower's default, losses on the loan secured by that collateral.

The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board (i.e., banks or broker-dealers that the investment manager has determined are not apparently at risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan). In addition, pursuant to the 1940 Act and SEC interpretations thereof, the aggregate market value of securities that may be loaned by a Fund is limited to 33 1/3% of the Fund's total assets or such lower limit as set by the Fund or its board.

Short sales   In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at this time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In buying the security to replace the borrowed security, the Fund expects to acquire the security in the market for less than the amount it earned in the short sale, thereby yielding a profit.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.

The Fund will segregate assets by appropriate notation on its books or the books of its custodian an amount equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The Fund's policies and procedures regarding segregating such assets is described more fully under "Borrowing" in this SAI.

The Fund may make a short sale when the investment manager believes the price of the stock may decline and when the investment manager does not currently want to sell the stock or convertible security it owns. In this case, any decline in the value of the Fund’s portfolio securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of the Fund’s portfolio securities would be reduced by a loss in the short sale transaction.

Short sales “against the box” are transactions in which the Fund sells a security short but it also owns an equal amount of the securities sold short or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such security.

The investment manager has adopted short sale procedures to prevent the short sale of a security by the Fund where another client of the investment manager also holds that security. The procedures prohibit the execution of short sales by the Fund when there are open buy or sell orders or current long portfolio holdings in the same security or economic equivalent (e.g., a bond convertible into common stock) on the same trading desk on which the investment manager places trades or in the portfolios of other accounts managed by the investment manager. In addition, the procedures prohibit the execution of purchases and sales when there are open short sale orders in the same security on the same trading desk on which the investment manager places trades.

Standby commitment agreements   A standby commitment agreement is an agreement committing the Fund to buy a stated amount of a security, for a stated period of time, at the option of the issuer. The price and interest rate of the security is fixed at the time of the commitment. When the Fund enters into the agreement, the Fund is paid a commitment fee, which it keeps regardless of whether the security is ultimately issued, typically equal to approximately 0.5% of the aggregate purchase price of the security that the Fund has committed to buy.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Fund could be required to produce the full amount of the agreed upon purchase price at any time during the commitment period. As a result, the Fund will segregate assets. Standby commitment agreements may be deemed "illiquid" and therefore subject to the Fund's limitation on investment in illiquid securities.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the securities, if issued, on the delivery date may be more or less than their purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, the Fund generally bears the risk of a decline in the value of the security and may not benefit from an appreciation in the value of the security during the commitment period. If an issuer's financial condition deteriorates between the time of the standby commitment and the date of issuance, these commitments may have the effect of requiring the Fund to make an investment in an issuer at a time when it would not otherwise have done so. This is the case even if the issuer's condition makes it unlikely that any amounts invested by the Fund pursuant to the standby commitment will ever be repaid. The Fund will only enter into standby commitment agreements with issuers which the investment manager believes will not deteriorate in creditworthiness during the commitment period. The Fund will experience credit risk associated with the issuer.

Structured investments   Structured investments are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of a security or securities and then issuing that restructured security. Restructuring involves the deposit with, or purchase by, an entity (such as a corporation or trust) of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments.

Subordinated classes typically have higher yields and present greater risks than unsubordinated classes. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. The risks associated with investing in a structured investment are usually tied to the risks associated with investing in the underlying instruments and securities. The risks will also depend upon the comparative subordination of the class held by the Fund, relative to the likelihood of a default on the structured investment. To the extent that the Fund is exposed to default, the Fund's structured investment may involve risks similar to those of high-yield debt securities. Structured investments typically are sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are deemed to be illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

These entities typically are organized by investment banking firms that receive fees in connection with establishing each entity and arranging for the placement of its securities. The Fund will indirectly pay its portion of these fees in addition to the fees associated with the creation and marketing of the underlying instruments and securities. If an active investment management component is combined with the underlying instruments and securities in the structured investment, there may be ongoing advisory fees which the Fund's shareholders would indirectly pay.

Temporary investments   When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in temporary defensive investments, including cash, cash equivalents or other high quality short-term investments, such as short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers acceptances, and other money market equivalents. To the extent allowed by exemptions from and rules under the 1940 Act and the Fund's other investment policies and restrictions, the investment manager also may invest the Fund's assets in shares of one or more money market funds managed by the investment manager or its affiliates. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests. Temporary defensive investments can and do experience defaults. The likelihood of default on a temporary defensive investment may increase in the market or economic conditions which are likely to trigger the Fund's investment therein. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When the Fund's assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

Trade claims   Trade claims are direct obligations or claims against companies that bankruptcy or other financial difficulty that are purchased from the creditors of such companies. For buyers, such as the Fund, trade claims offer the potential for profits because they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full face value of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are not backed by collateral or other forms of credit support. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. There is usually a substantial delay between purchasing a trade claim and receiving any return. Trade claims are not regulated by federal securities laws or the SEC, so the Fund's investment will not receive the same investor protections as with regulated securities. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

Value investing   The Fund’s emphasis on securities believed to be undervalued by the market uses a technique that requires not only the resources to undertake extensive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Fund or that the Fund will achieve its investment goal.

Warrants   A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If a Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

When-issued, delayed delivery and to-be-announced transactions   When-issued, delayed delivery and to-be-announced (TBA) transactions are arrangements under which the Fund buys securities that have been authorized but not yet issued, with payment for and delivery of the security scheduled for a future time. To the extent the Fund engages in these transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment goals, policies and restrictions. Although the Fund will generally buy securities on a when-issued or TBA basis with the intention of holding the securities, the Fund may sell the securities before the settlement date if the investment manager believes it is advisable to do so.

Entering into a when-issued, delayed delivery or TBA transaction may be viewed as a form of leverage and will result in associated risks for the Fund. To mitigate these risks, when the Fund enters into this type of transaction, it will segregate liquid assets as set forth in the "Segregation of assets" under "Borrowing".

When-issued and delayed-delivery transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.

The Fund also relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Although their price typically reflects accrued interest, securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Purchases of debt securities on a when-issued or delayed delivery basis are also subject to the risk that the market value or the yield at delivery may be more or less than the market price or yield available when the transaction was entered into.

Zero coupon, deferred interest and pay-in-kind bonds   Zero coupon or deferred interest bonds are debt securities that make no periodic interest payments until maturity or a specified date when the securities begin paying current interest (the "cash payment date"). Zero coupon and deferred interest bonds generally are issued and traded at a discount from their face amount or par value.

The original discount on zero coupon or deferred interest bonds approximates the total amount of interest the bonds will accumulate over the period until maturity or the first cash payment date and compounds at a rate of interest reflecting the market rate of the security at the time of issuance. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the market for the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches. The discount typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates.

Pay-in-kind bonds are debt securities that provide for interest payments to be made in a form other than cash, generally at the option of the issuer. Common forms include payment of additional bonds of the same issuer or an increase in principal underlying the pay-in-kind bonds. To the extent that no cash income will be paid for an extended period of time, pay-in-kind bonds resemble zero coupon or deferred interest bonds and are subject to similar influences and risks.

Because investors receive no cash prior to the maturity or cash payment date, an investment in debt securities issued at a discount generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

The following is a description of other risks associated with the Fund's investments:

Focus   The greater the Fund's exposure to (or focus on) any single type of investment – including investment in a given industry, sector, country, region, or type of security – the greater the impact the performance of that investment will have on the Fund's performance. To the extent the Fund has greater exposure to any single type of investment, the Fund's potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments.

The Fund's exposure to such industries, sectors, regions and other investments may also arise indirectly through the Fund's investments in debt securities (e.g. mortgage or asset-backed securities) that are secured by such investments. Similar risks associated with focusing on a particular type of investment may result if real properties and collateral securing the Fund's investments are located in the same geographical region or subject to the same risks or concerns.

Inside information risk   The investment manager (through its representatives or otherwise) may receive information that restricts the investment manager's ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities.

Liquidity   Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer's financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. Additionally, the market for certain debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases.

The Fund may also need to sell some of the Fund's more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security's market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices.

To the extent that the Fund's principal investment strategies involve foreign (non-U.S.) securities or securities with a thin trading market, the Fund will tend to have greater exposure to liquidity risk.

Management   The investment manager's judgments about markets, interest rates or the attractiveness, relative values or potential appreciation of particular investment strategies or sectors or securities purchased for the Fund's portfolio may prove to be incorrect, all of which could cause the Fund to perform less favorably and may result in a decline in the Fund's share price.

The investment manager selects investments for the Fund based in part on information and data that the issuers of such securities file with various government agencies or make directly available to the investment manager or that the investment manager obtains from other sources. The investment manager is not in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information is not readily available. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal. Management risk is greater when less qualitative information is available to the investment manager about an investment.

Market risk   The market value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single corporate borrower or security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in the general outlook for corporate earnings, changes in interest or currency exchange rates or adverse investor sentiment generally. Market values may also decline due to factors which affect a particular industry or sector, such as labor shortages or increased production costs and competitive conditions within an industry, or a particular segment, such as mortgage or government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Portfolio turnover   Portfolio turnover is a measure of how frequently the Fund's portfolio securities are bought and sold. High portfolio turnover rates generally increase transaction costs, which are Fund expenses. Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account. Higher transaction costs reduce the Fund's returns.

The SEC requires annual portfolio turnover to be calculated generally as the lesser of a fund's purchases or sales of portfolio securities during a given fiscal year, divided by the monthly average value of the Fund's portfolio securities owned during that year (excluding securities with a maturity or expiration date that, at the time of acquisition, was less than one year). For example, a fund reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rates for the Fund are disclosed in the sections entitled "Portfolio Turnover" and "Financial Highlights" of the Fund's prospectus.

Portfolio turnover is affected by factors within and outside the control of the Fund and its investment manager. The investment manager's investment outlook for the type of securities in which the Fund invests may change as a result of unexpected developments in domestic or international securities markets, or in economic, monetary or political relationships. High market volatility may result in the investment manager using a more active trading strategy than it might have otherwise pursued. The Fund's investment manager will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies or management personnel, as well as individual portfolio transactions.

Factors wholly outside the control of the investment manager that may increase portfolio turnover include increased merger and acquisition activity, or increased rates of bankruptcy or default, that may create involuntary transactions for funds that hold affected securities.

The rate of bond calls by issuers of fixed-income debt securities may increase as interest rates decline. This causes "sales" of called bonds by the Fund and the subsequent purchase of replacement investments.

In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. Changes in particular portfolio holdings may also be made whenever a security is considered to be no longer the most appropriate investment for the Fund, or another security appears to have a relatively better opportunity.

Policies and Procedures Regarding the Release of Portfolio Holdings

The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is generally released no sooner than 20 calendar days after the end of each calendar quarter. Commentaries and other materials that may reference specific holdings information of the Fund as of the most recent calendar quarter end are also subject to the same 20-day lag requirement. Other descriptive information, such as the Fund's top 10 holdings, may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would permit the release of portfolio holdings information regarding a particular portfolio holding for the Fund that is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or fiduciary duties owed to Fund shareholders. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Fund's Chief Compliance Officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund, and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets. In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund may provide portfolio holdings in advance of their release to the general public are:

  Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, Standard & Poor's, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.
  Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: Custodian Bank: The Bank of New York Mellon; Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Bleakley, Platt & Schmidt, LLP; Proxy Voting Services: Glass, Lewis & Co., LLC and Institutional Shareholder Services, Inc.; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

  The recipient agrees to keep confidential, and to limit the dissemination of, any portfolio holdings information received.
  The recipient agrees not to trade on the non-public information received, including some or all of the following: (1) agreeing not to purchase or sell any portfolio securities based on any information received; (2) agreeing not to trade against any U.S. registered Franklin or Templeton fund, including the Fund; (3) agreeing not to knowingly engage in any trading practices that are adverse to any such fund; and (4) agreeing not to trade in shares of any such fund.
  The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Fund, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Fund. To mitigate such risks, such information may only be disclosed for portfolio analytics, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager: (1) agrees to maintain such information as confidential, including limiting the dissemination of such information, (2) is prohibited from trading on the information received, including (a) purchasing or selling any portfolio securities based on any information received; (b) trading against any U.S. registered Franklin or Templeton fund, including the Fund; (c) knowingly engaging in any trading practices that are adverse to any such fund; and (d) trading in shares of any such fund that is substantially similar to the offshore fund, and (3) agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton. In addition, an offshore fund may release information regarding the top contributors and detractors to such fund’s portfolio performance monthly to those recipients who have executed a non-disclosure agreement containing the provisions described above, or who have confirmed electronically its agreement to such provisions. Country-specific offshore funds that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Franklin or Templeton fund, are not subject to the restrictions imposed by the policy.

Certain F-T Managers serve as investment advisers to privately placed funds that are exempt from registration, including Canadian institutional pooled funds and commingled trusts maintained by a Franklin Templeton trust company. In certain circumstances, such unregistered private funds may have portfolio holdings that are not, in the aggregate, substantially similar to the holdings of a U.S. registered fund, as determined by the Chief Compliance Officer or his/her designee. Under such circumstances the release of portfolio holdings information to a client or potential client of the unregistered private fund may be permissible. In circumstances where an unregistered private fund invests in portfolio securities that, in the aggregate, are substantially similar to the holdings of a U.S. registered fund, such private funds are subject to the restrictions imposed by the policy, except that the release of holdings information to a current investor in the private fund is permissible conditioned upon such investor’s execution of a non-disclosure agreement to mitigate the risk that portfolio holdings information may be used to trade inappropriately against a fund. Such non-disclosure agreement must provide that the investor: (1) agrees to maintain such information as confidential, including limiting the dissemination of such information (except that the investor may be permitted to disseminate such information to an agent as necessary to allow the performance of portfolio analytics with respect to the investor’s investment in the private fund), and (2) is prohibited from trading on the information received, including (a) trading against any U.S. registered Franklin or Templeton fund, including the Fund; (b) knowingly engaging in any trading practices that are adverse to any such fund; and (c) trading in shares of any U.S. registered Franklin or Templeton fund that is managed in a style substantially similar to that of the private fund.

Some F-T Managers serve as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex ("other funds"), which may be managed in a style substantially similar to that of a U.S. registered Franklin or Templeton fund. Such other funds are not subject to the Fund's portfolio holdings release policy. The sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

In addition, some F-T Managers also serve as investment managers to separate accounts, which are subject to the Fund’s policy with respect to the release of the separate account’s holdings to consultants and potential clients. Separate accounts that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Franklin or Templeton fund, however, are not subject to the restrictions imposed by the policy.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

Officers and Trustees

The Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

Independent Board Members
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Frank T. Crohn (1924) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1989	7	None
Principal Occupation During at Least the Past 5 Years:
Chairman, Eastport Lobster & Fish Company; and formerly, Director, Unity Mutual Life Insurance Company (until 2006); Chief Executive Officer and Chairman, Financial Benefit Life Insurance Company (insurance and annuities) (until 1996); Chief Executive Officer, National Benefit Life Insurance Co. (insurance) (1963-1982); and Director, AmVestors Financial Corporation (until 1997).

Burton J. Greenwald (1929) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2001 and Lead Independent Trustee since 2007	17	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

David W. Niemiec (1949) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since May 2011	32	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens, II (1930) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1989	17	None
Principal Occupation During at Least the Past 5 Years: Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2004	42	El Oro Ltd (investments).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.

Gregory H. Williams (1943) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2008	7	None
Principal Occupation During at Least the Past 5 Years:
President, University of Cincinnati (since 2009); and formerly, President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001) and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
William J. Lippman[2] (1925) One Parker Plaza, 9th Floor Fort Lee, NJ 07024-2920	Trustee, President and Chief Executive Officer - Investment Management	Trustee and President since 1989 and Chief Executive Officer - Investment Management since 2002	7	None
Principal Occupation During at Least the Past 5 Years:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of two of the investment companies in Franklin Templeton Investments.

James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President - AML Compliance	Chief Compliance Officer since 2004 and Vice President - AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary since 2005 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of five of the investment companies in Franklin Templeton Investments.

Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1989	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since May 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Note 1: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

2. William J. Lippman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

The Trust’s independent board members constitute the sole independent board members of two investment companies in the Franklin Templeton Investments complex for which each independent board member currently is paid a $65,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled board meeting a portion of which fees are allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Trust’s lead independent trustee is paid an annual supplemental retainer of $25,000 for service to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $3,000 per committee meeting attended, a portion of which is allocated to the Trust. Frank T. Crohn who serves as chairman of the Audit Committee of the Trust and one other fund in Franklin Templeton Investments receives an additional fee of $15,000 per year, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton Investments.

Name	Total Fees Received from the Trust ($)[1]	Total Fees Received from Franklin Templeton Investments ($)[2]	Number of Boards in Franklin Templeton Investments on which Each Serves[3]
Frank T. Crohn	83,297	116,000	2
Burton J. Greenwald	83,297	265,000	5
David W. Niemiec	37,168	268,000	16
Charles Rubens, II	74,635	230,000	5
Robert E. Wade[4]	74,635	517,000	19
Gregory H. Williams	74,635	99,000	2

1. For the fiscal year ended October 31, 2011.

2. For the calendar year ended December 31, 2011.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

4. Mr. Wade is an independent board member of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such funds.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Trustees of Franklin Value Investors Trust also constitute all the mutual fund board members of Franklin Managed Trust and have historically followed a policy of having substantial investments in one or more of these seven Funds as is consistent with their individual financial goals. Effective December 1, 2005, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a trustee of Franklin Value Investors Trust and Franklin Managed Trust (excluding committee fees) in shares of one or more of such funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid such board member for service on those funds. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on December 1, 2005 are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2011.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in Each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Frank T. Crohn	All Cap Value Fund Over $100,000	Over $100,000
Balance Sheet Fund Over $100,000
Large Cap Value Fund $50,001 - $100,000
MicroCap Value Fund Over $100,000
MidCap Value Fund $50,001 - $100,000
Small Cap Value Fund Over $100,000
Burton J. Greenwald	Balance Sheet Fund Over $100,000	Over $100,000
MicroCap Value Fund Over $100,000
David W. Niemiec	Small Cap Value Fund Over $100,000	Over $100,000
Charles Rubens, II	All Cap Value Fund $50,001 - $100,000	Over $100,000
Balance Sheet Fund Over $100,000
Large Cap Value Fund Over $100,000
MicroCap Value Fund Over $100,000
MidCap Value Fund $50,001 - $100,000
Small Cap Value Fund Over $100,000
Robert E. Wade	All Cap Value Fund $10,001 - $50,000	Over $100,000
Balance Sheet Fund $10,001 - $50,000
Large Cap Value Fund $50,001 - $100,000
MicroCap Value Fund Over $100,000
MidCap Value Fund $50,001 - $100,000
Small Cap Value Fund $10,001 - $50,000
Gregory H. Williams	All Cap Value Fund $10,001 - $50,000	Over $100,000
Balance Sheet Fund $50,001 - $100,000
Large Cap Value Fund $50,001 - $100,000
MidCap Value Fund $10,001 - $50,000
Small Cap Value Fund $50,001 - $100,000

Interested Board Member

Name of Board Member	Dollar Range of Equity Securities in Each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
William J. Lippman	All Cap Value Fund Over $100,000	Over $100,000
Balance Sheet Fund Over $100,000
Large Cap Value Fund Over $100,000
MicroCap Value Fund Over $100,000
MidCap Value Fund Over $100,000
Small Cap Value Fund Over $100,000

Board committees   The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit and the Nominating Committees are comprised of the following independent trustees of the Trust: Frank T. Crohn, Burton J. Greenwald, David W. Niemiec, Charles Rubens, II, Robert E. Wade and Gregory H. Williams.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-7151 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended October 31, 2011, the Audit Committee met three times; the Nominating Committee met once.

Board role in risk oversight   The board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by management, in consultation with the board and its counsel. These reports address certain investment, valuation and compliance matters. The board also may receive special written reports or presentations on a variety of risk issues, either upon the board’s request or upon the investment manager’s initiative. In addition, the Audit Committee of the board meets regularly with the investment manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.

With respect to investment risk, the board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the boards to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the investment manager’s investment risk personnel meet regularly with the board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives.

With respect to valuation, the Fund’s administrator provides regular written reports to the board that enable the board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s auditors in connection with such Committee’s review of the results of the audit of the Fund’s year end financial statement.

With respect to compliance risks, the board receives regular compliance reports prepared by the investment manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. In accordance with SEC requirements, the independent board members meet regularly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the board. The Fund’s board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The investment manager periodically provides an enterprise risk management presentation to the board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board structure   Seventy-five percent or more of board members consist of independent board members who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the Investment Company Act of 1940. While the Chairman of the Board is an interested person, the board is also served by a lead independent board member. The lead independent board member, together with independent counsel, reviews proposed agendas for board meetings and generally acts as a liaison with management with respect to questions and issues raised by the independent board members. The lead independent board member also presides at separate meetings of independent board members held in advance of each scheduled board meeting where various matters, including those being considered at such board meeting are discussed. It is believed such structure and activities assure that proper consideration is given at board meetings to matters deemed important to the Fund and its shareholders.

Trustee qualifications   Information on the Fund’s officers and trustees appears above. Such information includes business activities of trustees during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Fund trustee inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to their duties and fiduciary obligations. It is believed that the specific background of each trustee evidences such ability and is appropriate to his serving on the Fund’s board of trustees. As indicated, Burton J. Greenwald has a background in the financial industry, including service as president of two mutual fund companies and served as a past governor of the Investment Company Institute; Charles Rubens, II has executive experience in the publishing industry along with service as a college trustee and president of a charitable society; Robert E. Wade has had more than thirty years experience as a practicing attorney; Gregory H. Williams is president of a major university; Frank T. Crohn has served as chief executive officer of an insurance company; David W. Niemiec has been a chief financial officer of a major corporation; and William J. Lippman is chief executive of the entity providing advisory services to the Fund.

Fair Valuation and Liquidity

The Fund's board of trustees has delegated to the investment manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The investment manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Fund's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Proxy Voting Policies and Procedures

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Franklin Advisory Services, LLC in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the Investment Company Act of 1940, as amended (1940 Act), the rules thereunder, or pursuant to a U.S. SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles   The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.   The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. The investment manager will review the issue of separating Chairman and CEO positions as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of auditors of portfolio companies.   The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence.

Management and director compensation.   A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.   The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure.   The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.   Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues.   The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global corporate governance.   Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Management and Other Services

Investment manager and services provided   The Fund's investment manager is Franklin Advisory Services, LLC. The investment manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The investment manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The investment manager also selects the brokers who execute the Fund's portfolio transactions. The investment manager provides periodic reports to the board, which reviews and supervises the investment manager's investment activities. To protect the Fund, the investment manager and its officers, directors and employees are covered by fidelity insurance.

The investment manager and its affiliates manage numerous other investment companies and accounts. The investment manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the investment manager on behalf of the Fund. Similarly, with respect to the Fund, the investment manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the investment manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The investment manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the investment manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its investment manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its investment manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Management fees   The All Cap Value Fund and the Large Cap Value Fund each pay the investment manager a fee equal to an annual rate of:

  0.550% of the value of net assets up to and including $500 million;
  0.450% of the value of net assets over $500 million up to and including $1 billion;
  0.400% of the value of net assets over $1 billion up to and including $1.5 billion;
  0.350% of the value of net assets over $1.5 billion up to and including $6.5 billion;
  0.325% of the value of net assets over $6.5 billion up to and including $11.5 billion;
  0.300% of the value of net assets over $11.5 billion up to and including $16.5 billion;
  0.290% of the value of net assets over $16.5 billion up to and including $19 billion;
  0.280% of the value of net assets over $19 billion up to and including $21.5 billion; and
  0.270% of the value of net assets over $21.5 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the All Cap Value Fund and Large Cap Value Fund’s shares pays its proportionate share of such Fund’s fee.

The Balance Sheet Fund pays the investment manager a fee equal to an annual rate of:

  0.625% of the value of net assets up to and including $100 million;
  0.500% of the value of net assets over $100 million and not over $250 million;
  0.450% of the value of net assets over $250 million and not over $7.5 billion;
  0.440% of the value of net assets over $7.5 billion and not over $10 billion;
  0.430% of the value of net assets over $10 billion and not over $12.5 billion;
  0.420% of the value of net assets over $12.5 billion and not over $15 billion; and
  0.400% of the value of net assets in excess of $15 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the Balance Sheet Fund’s shares pays its proportionate share of the fee.

The MicroCap Value Fund pays the investment manager a fee equal to an annual rate of 0.75% of the Fund’s average daily net assets. The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the MicroCap Value Fund’s shares pays its proportionate share of the fee.

The MidCap Value Fund pays the investment manager a fee equal to an annual rate of:

  0.750% of the value of net assets up to and including $500 million;
  0.650% of the value of net assets over $500 million up to and including $1 billion;
  0.600% of the value of net assets over $1 billion up to and including $1.5 billion;
  0.550% of the value of net assets over $1.5 billion up to and including $6.5 billion;
  0.525% of the value of net assets over $6.5 billion up to and including $11.5 billion;
  0.500% of the value of net assets over $11.5 billion up to and including $16.5 billion;
  0.490% of the value of net assets over $16.5 billion up to and including $19 billion;
  0.480% of the value of net assets over $19 billion up to and including $21.5 billion; and
  0.470% of the value of net assets over $21.5 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the MidCap Value Fund’s shares pays its proportionate share of the fee.

The Small Cap Value Fund pays the investment manager a fee equal to an annual rate of:

  0.75% of the value of net assets up to and including $500 million;
  0.625% of the value of net assets over $500 million and not over $1 billion; and
  0.50% of the value of net assets in excess of $1 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of the Small Cap Value Fund’s shares pays its proportionate share of the fee.

For the last three fiscal years ended October 31, the Fund paid the following management fees:

	Management Fees Paid ($)
	2011	2010	2009
All Cap Value Fund[1]	54,134	1,513	0
Balance Sheet Fund[2]	9,351,519	10,405,433	9,500,638
Large Cap Value Fund[3]	801,312	750,983	622,724
MicroCap Value Fund[4]	2,749,322	2,503,313	1,936,222
MidCap Value Fund[5]	491,275	309,817	194,368
Small Cap Value Fund[6]	10,263,033	8,592,782	6,289,565

1. For the fiscal years ended October 31, 2011, 2010 and 2009, management fees, before any advance waiver, totaled $137,958, $88,454 and $66,891, respectively. Under an agreement by the investment manager to waive its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the All Cap Value Fund paid the management fees shown.

2. For the fiscal years ended October 31, 2011, 2010 and 2009, management fees, before any reduction, totaled $9,494,699, $10,609,467 and $10,203,005, respectively. Under an agreement by the investment manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Balance Sheet Fund paid the management fees shown.

3. For the fiscal years ended October 31, 2011, 2010 and 2009, management fees, before any reduction, totaled $808,018, $763,548 and $632,455, respectively. Under an agreement by the investment manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Large Cap Value Fund paid the management fees shown.

4. For the fiscal years ended October 31, 2011, 2010 and 2009, management fees, before any reduction, totaled $2,800,815, $2,601,004 and $2,059,787, respectively. Under an agreement by the investment manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund and to reduce its fee that resulted from the implementation of the special servicing agreement, the MicroCap Value Fund paid the management fees shown.

5. For the fiscal years ended October 31, 2011, 2010 and 2009, management fees, before any advance waiver, totaled $619,174, $443,639 and $346,349, respectively. Under an agreement by the investment manager to waive its fees and to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the MidCap Value Fund paid the management fees shown.

6. For the fiscal years ended October 31, 2011, 2010 and 2009, management fees, before any reduction, totaled $10,414,476, $8,834,117 and $6,575,184, respectively. Under an agreement by the investment manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Small Cap Value Fund paid the management fees shown.

Portfolio managers   This section reflects information about the portfolio managers as of October 31, 2011.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2]	Number of Other Accounts Managed	Assets of Other Accounts Managed (x $1 million)
Bruce C. Baughman	9	9,555.3	1	459.3	0	N/A
Samuel R. Kerner	0	N/A	0	N/A	0	N/A
William J. Lippman	10	10,269	1	459.3	0	N/A
Margaret McGee	9	9,555.3	0	N/A	0	N/A
Steven B. Raineri	0	N/A	0	N/A	0	N/A
Y. Dogan Sahin	1	1,270.6	0	N/A	0	N/A
Donald G. Taylor	9	9,555.3	1	459.3	0	N/A

1. These figures represent registered investment companies other than the Funds that are included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.   The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary   Each portfolio manager is paid a base salary.

Annual bonus   Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance. The more qualitative contributions of a portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation   Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.   The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Bruce C. Baughman	All Cap Value Fund $50,001 - $100,000
Balance Sheet Fund $100,001 - $500,000
Large Cap Value Fund $50,001 - $100,000
MicroCap Value Fund Over $1,000,000
MidCap Value Fund $50,001 - $100,000
Small Cap Value Fund $50,001 - $100,000
Samuel R. Kerner	MidCap Value Fund $50,001 - $100,000
William J. Lippman	All Cap Value Fund $100,001 - $500,000
Balance Sheet Fund $100,001 - $500,000
Large Cap Value Fund $500,001 - $1,000,000
MicroCap Value Fund $500,001 - $1,000,000
MidCap Value Fund $100,001 - $500,000
Small Cap Value Fund $500,001 - $1,000,000
Margaret McGee	All Cap Value Fund $50,001 - $100,000
Balance Sheet Fund $50,001 - $100,000
Large Cap Value Fund $100,001 - $500,000
MicroCap Value Fund $100,001 - $500,000
MidCap Value Fund $100,001 - $500,000
Small Cap Value Fund $100,001 - $500,000
Steven B. Raineri	All Cap Value Fund $50,001 - $100,000
Y. Dogan Sahin	Small Cap Value Fund $100,001 to $500,000
Donald G. Taylor	Large Cap Value Fund $1 - $10,000
MicroCap Value Fund $500,001 - $1,000,000
Small Cap Value Fund $100,001 - $500,000

Administrator and services provided   Franklin Templeton Services, LLC (FT Services) has an agreement with the investment manager (on behalf of the Balance Sheet Fund, MicroCap Value Fund and Small Cap Value Fund) and each of the All Cap Value Fund, MidCap Value Fund and Large Cap Value Fund, to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's investment manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees   The investment manager (on behalf of the Balance Sheet Fund, MicroCap Value Fund and Small Cap Value Fund) pays FT Services a monthly fee equal to an annual rate of:

  0.150% of the Fund's average daily net assets up to $200 million;
  0.135% of average daily net assets over $200 million up to $700 million;
  0.100% of average daily net assets over $700 million up to $1.2 billion; and
  0.075% of average daily net assets over $1.2 billion.

The All Cap Value Fund, Large Cap Value Fund and MidCap Value Fund each pay FT Services a monthly fee equal to an annual rate of 0.20% of such Fund's average daily net assets.

For the last three fiscal years ended October 31, the investment manager paid FT Services the following administration fees:

	Administration Fees Paid ($)
	2011	2010	2009
Balance Sheet Fund	2,116,813	2,301,353	2,232,494
MicroCap Value Fund	534,270	498,079	400,478
Small Cap Value Fund	1,856,373	1,618,239	1,235,726

For the last three fiscal years ended October 31, the All Cap Value Fund, Large Cap Value Fund and MidCap Value Fund paid FT Services the following administration fees:

	Administration Fees Paid ($)
	2011	2010	2009
All Cap Value Fund[1]	0	0	0
Large Cap Value Fund	293,825	277,654	229,984
MidCap Value Fund[2]	0	0	0

1. For the fiscal years ended October, 31, 2011, 2010 and 2009, administration fees, before any advance waiver totaled $50,166, $32,165 and $24,324, respectively. Under an agreement by FT Services to waive its fees, the All Cap Value Fund paid the administration fees shown.

2. For the fiscal years ended October 31, 2011, 2010 and 2009, administration fees, before any advance waiver, totaled $165,113, $118,304 and $92,360, respectively. Under an agreement by FT Services to waive its fees, the MidCap Value Fund paid the administration fees shown.

Shareholder servicing and transfer agent   Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

Custodian   The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

Independent Registered Public Accounting Firm   PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

Portfolio Transactions

The investment manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the investment manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the investment manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the investment manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The investment manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the investment manager believes that trading on a principal basis will provide best execution. Orders for fixed-income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The investment manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the investment manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the investment manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the investment manager may use soft dollars to acquire both proprietary and third-party research.

The research services that brokers may provide to the investment manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the investment manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the investment manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the investment manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the investment manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the investment manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the investment manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the Financial Industry Regulatory Authority (FINRA), it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the investment manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the investment manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the investment manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

For the last three fiscal years ended October 31, the Fund paid the following brokerage commissions:

	Brokerage Commissions ($)
	2011	2010	2009
All Cap Value Fund	12,358	11,884	11,770
Balance Sheet Fund	574,352	799,905	355,508
Large Cap Value Fund	29,537	27,106	22,878
MicroCap Value Fund	126.626	79,168	112,803
MidCap Value Fund	20,601	17,012	15,555
Small Cap Value Fund	339,949	316,512	241,611

For the fiscal year ended October 31, 2011, the Fund paid the following to brokers who provided research services:

	Brokerage Commissions ($)	Aggregate Portfolio Transactions ($)
All Cap Value Fund	5,501	20,277,686
Balance Sheet Fund	251,629	662,328,661
Large Cap Value Fund	13,948	55,353,488
MicroCap Value Fund	37,979	63,365,360
MidCap Value Fund	9,213	38,388,603
Small Cap Value Fund	125,777	424,988,696

As of October 31, 2011, Balance Sheet Fund and Large Cap Value Fund owned securities issued by Prudential Securities valued in the aggregate at $52,303,000 and $2,536,560, respectively. Except as noted, Balance Sheet Fund and Large Cap Value Fund did not own any securities issued by their regular broker-dealers as of the end of the fiscal year. As of October 31, 2011, All Cap Value Fund, MicroCap Value Fund, MidCap Value Fund and Small Cap Value Fund did not own securities of their regular broker-dealers.

Because the Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

Distributions and Taxes

References to "the Code" and other references to the U.S. Federal income tax law, refer to the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder.

Multiclass distributions   The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

Distributions   The Fund intends to declare and pay income dividends at least annually from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the board’s discretion. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value unless you elect to receive them in cash. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December.

Distributions of net investment income.   The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you at ordinary income tax rates. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains.   The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (0% for individuals in the 10% and 15% federal income tax brackets). These reduced rates of taxation of capital gain dividends and net long-term capital gains are scheduled to sunset on December 31, 2012, unless extended or made permanent before that date. If these rates do sunset at the end of 2012, the rates for taxation of net capital gains that were in effect prior to these changes, including provisions for the taxation of five-year gains, will again be effective for 2013 and later years.

Returns of capital.   If the Fund's distributions exceed its earnings and profits (i.e., its taxable income and realized capital gains) for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain. In the case of a non-calendar year fund, earnings and profits are first allocated to distributions made on or before December 31 of its taxable year and then to distributions made thereafter, effective for taxable years beginning after December 22, 2010. The effect of this provision is to “push” returns of capital into the next calendar year.

Investments in foreign securities   The following paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

Effect of foreign withholding taxes.   The Fund may be subject to foreign withholding taxes on income or gains from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Effect of foreign debt investments on distributions.   Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PFIC securities.   The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. If the Fund is unable to identify an investment as a PFIC security and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the sale of the PFIC shares even if such income is distributed to you as a taxable dividend. Additional charges in the nature of interest may be imposed on the Fund on any deferred taxes arising from such income or gains.

The Fund's designation of a foreign security as a PFIC security will cause the income dividends of any designated securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

Information on the amount and tax character of distributions   The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends reported by the Fund to shareholders, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. Such characterization will not result in more income being reported to you, but rather will allow the Fund to report dividends in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may report and distribute to you:

  as an ordinary income, qualified dividend, or capital gain dividend (a distribution of net long-term capital gains) if you are a U.S. investor, or as an interest-related, short-term capital gain, or capital gain dividend if you are a non-U.S. investor,

a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund.

The Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Fund from ascertaining with certainty until after the calendar year end the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, Franklin Templeton Investments makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected tax reporting statement to reflect reclassified information. If you receive a corrected tax reporting statement, use the information on this statement, and not the information on your original statement, in completing your tax returns.

Avoid "buying a dividend"   At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This tax treatment is required even if you reinvest your distributions in additional Fund shares. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.” For example, if you buy 500 shares in a fund on December 10th at the fund's net asset value (NAV) of $10 per share, and the fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share.

Election to be taxed as a regulated investment company   The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the requirements described below.

Distribution requirement.   The Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

Income requirement.   The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

Asset diversification test.   The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance. In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers   The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.

Excise tax distribution requirements

Required distributions.   To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

  98% of its taxable ordinary income earned during the calendar year;
  98.2% of its capital gain net income earned during the 12-month period ending October 31; and
  100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Tax reporting for income and excise tax years.   Because the periods for measuring a regulated investment company’s income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund’s fiscal year, it will likely have insufficient earnings and profits for its taxable year to support its required excise tax distribution. For taxable years of the Fund beginning after December 22, 2010, the Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions.

A "qualified late year loss" includes: (i) any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (post-October losses), and (ii) the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year. The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence. Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes. For taxable years of the Fund beginning on or before December 22, 2010, the Fund may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Because these rules are not entirely clear, the Fund may be required to interpret the "qualified late-year loss" and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund’s reporting of income and its allocation between different taxable and excise tax years may be challenged by the Internal Revenue Service (IRS), possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

Sales of Fund shares   Sales and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, you are required to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Under current law, shares held one year or less are short-term and shares held more than one year are long-term.

The conversion of shares of one class into another class of the same fund is not taxable for federal income tax purposes. Thus, the automatic conversion of Class B shares into Class A shares in the same fund is not taxable for federal income tax purposes.

Sales at a loss within six months of purchase.   Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales.   All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of basis.   In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

  In your original purchase of Fund shares, you paid a sales charge and received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
  You sell some or all of your original shares within 90 days of their purchase, and
  You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares. For taxable years beginning after December 22, 2010, this provision will only apply if the new shares are acquired by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred.

Cost basis reporting   Beginning in calendar year 2012, the Fund is required to report the cost basis of Fund shares sold or exchanged to you and the Internal Revenue Service (IRS) annually. The cost basis of Fund shares acquired by purchase will generally be based on the amount paid for the shares, including any front-end sales charges, and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Fund sales generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund shares. Capital gains and losses on the sale or exchange of Fund shares are generally taxable transactions for federal and state income tax purposes.

Shares acquired on or after January 1, 2012.   Cost basis reporting is generally required for Fund shares that are acquired by purchase, gift, inheritance or other transfer on or after January 1, 2012 (referred to as “covered shares”), and sold or exchanged on or after that date. Cost basis reporting does not apply to sales or exchanges of shares acquired before January 1, 2012, or to shares held in money market funds and tax-deferred accounts, such as individual retirement accounts and qualified retirement plans.

Cost basis methods.   Treasury regulations permit the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are treated as sold or exchanged when there are multiple purchases at different prices and the entire position is not sold at one time.

The Fund’s default method is the average cost method. Under the average cost method, the cost basis of your Fund shares will be determined by averaging the cost basis of all outstanding shares. The holding period for determining whether gains and losses are short-term or long-term is based on the first-in-first-out method (FIFO) which treats the earliest shares acquired as those first sold or exchanged.

If you wish to select a different cost basis method, or choose to specifically identify your shares at the time of each sale or exchange, you must contact the Fund. However, once a shareholder has sold or exchanged covered shares from the shareholder’s account, a change by the shareholder from the average cost method to another permitted method will only apply prospectively to shares acquired after the date of the method change.

Under the specific identification method, Treasury regulations require that you adequately identify the tax lots of Fund shares to be sold, exchanged or transferred at the time of each transaction. An adequate identification is made by providing the dates that the shares were originally acquired and the number of shares to be sold, exchanged or transferred from each applicable tax lot. Alternatively, an adequate identification of shares may be made with a standing order of instruction on your account. If you do not provide an adequate identification the Fund is required to use the FIFO method with any shares with an unknown acquisition date treated as sold or exchanged first.

The Fund does not recommend any particular cost basis method and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax or financial advisor to determine which method is best for you and then notify the Fund if you intend to use a method other than average cost.

If your account is held by your financial advisor or other broker-dealer, that firm may select a different cost basis default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account.

Shares acquired before January 1, 2012.   Cost basis reporting is not generally required for Fund shares that were acquired by purchase, gift, inheritance or other transfer prior to January 1, 2012 (referred to as “noncovered shares”), regardless of when they are sold or exchanged. As a service to shareholders, the Fund presently intends to continue to provide shareholders cost basis information for eligible accounts for shares acquired prior to January 1, 2012. Consistent with prior years, this information will not be reported to the IRS or any state taxing authority.

Shareholders that use the average cost method for shares acquired before January 1, 2012 must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election cannot be made by notifying the Fund.

Important limitations regarding cost basis information.   The Fund will report the cost basis of your Fund shares by taking into account all of the applicable adjustments required by the Code for purposes of reporting cost basis information to shareholders and the IRS annually. However the Fund is not required, and in many cases the Fund does not possess the information, to take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided with respect to covered or noncovered shares, and make any additional basis, holding period or other adjustments that are required by the Code when reporting these amounts on their federal and state income tax returns. Shareholders remain solely responsible for complying with all federal and state income tax laws when filing their income tax returns.

Additional information about cost basis reporting.   For additional information about cost basis reporting, including the methods and elections available to you, please contact Franklin Templeton Investments at (800) DIAL BEN/342-5236. Additional information is also available on franklintempleton.com/costbasis.

Tax certification and backup withholding   Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, you may be subject to federal backup withholding at 28%, and state backup withholding may also apply, on a portion of your taxable distributions and sales proceeds unless you:

  provide your correct Social Security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any taxable distributions.

U.S. government securities   The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified dividends   For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (0% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:

  dividends paid by domestic corporations, and
  dividends paid by qualified foreign corporations, including:
    corporations incorporated in a possession of the U.S.,
    corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and corporations whose stock is readily tradable on an established securities market in the United States.

Dividends from corporations exempt from tax, passive foreign investment companies (PFICs), and dividends paid from interest earned by the Fund on debt securities generally will not qualify for this favorable tax treatment.

Both the Fund and you must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, you must hold your Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

Each year the Fund will report to shareholders the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund’s income is from qualified sources, it will be allowed to report 100% of its ordinary income distributions as qualified dividend income. This rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

Sunsetting of provisions.   The special provisions dealing with qualified dividend income are scheduled to sunset for taxable years of the Fund beginning after December 31, 2012, unless extended or made permanent before that date. The reduced rates of taxation of long-term capital gains are scheduled to sunset on December 31, 2012. If these reduced rates do sunset, the rules on taxation of capital gains that were in effect prior to the adoption of these reduced rates, including provisions for the taxation of five-year gains, will again be effective for 2013 and later years.

Dividends-received deduction for corporations   For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of the Fund is derived at least in part from investments in domestic securities, it is anticipated that a portion or all of the dividends paid by the Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income. If the portion of income qualifying for this deduction is quite small, the Fund reserves the right to not report to shareholders these dividends as qualifying for the corporate dividends-received deduction.

Investment in complex securities   The Fund may invest in complex securities that could require it to adjust the amount, timing or tax character (ordinary or capital) of the income, gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and tax character of the Fund’s income and gains distributed to you.

In general.   Gain or loss recognized by the Fund on the sale or other disposition of its portfolio investments will generally be capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Portfolio investments held for more than one year generally will be eligible for long-term capital gain or loss treatment.

Short selling.   The Fund may enter into short sales, including "short sales against the box." The Fund's entry into a short sale transaction could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

Securities lending transactions.   The Fund obtains additional income by lending its securities, typically to brokers. All amounts that are paid to the Fund in a securities lending transaction, including substitute dividend and interest payments, are treated as a "fee" for the temporary use of property. As a result, any substitute dividend payments received by the Fund are neither qualified dividend income eligible for taxation at reduced long-term capital gain rates in the case of individual shareholders nor eligible for the corporate dividends received deduction in the case of corporate shareholders. Similarly, any substitute interest payments will not be qualified interest income exempt from U.S. withholding tax at source in the case of non-U.S. investors.

Tax straddles.   If the Fund actively trades stock or otherwise acquires a position with respect to substantially similar or related property in connection with certain hedging transactions, it could be deemed to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds offsetting securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Synthetic convertible securities.   The Fund is permitted to invest in synthetic convertible securities, which are comprised of two distinct security components, for example, a nonconvertible fixed income security and warrants or stock or stock index call options. When combined, these investments achieve the same economic effect as an investment in a traditional convertible security: a desired income stream and the right to acquire shares of the underlying equity security. Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in a traditional convertible security.

Structured investments.   The Fund is permitted to invest in instruments that are designed to restructure the investment characteristics of particular groups of securities. For example, the Fund is permitted to invest in structured notes that are designed to give the holder a specific portion of the principal or interest payments that would otherwise be payable in the case of a traditional debt security. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

Certain fixed-income investments.   Gain recognized on the disposition of a debt obligation purchased by the Fund with market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation, unless the Fund made an election to accrue market discount into income currently. Fund distributions of accrued market discount, including any current inclusions, are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore an investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default.   The Fund may also hold obligations that are at risk of or in default. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Investment in taxable mortgage pools (excess inclusion income)   Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is not anticipated that these rules will apply to a fund that does not invest in any U.S. REITs.

State income taxes   Some state tax codes adopt the Internal Revenue Code (IRC) through a certain date. As a result, such conforming states may not have adopted the version of the IRC that contains either the Regulated Investment Company Modernization Act of 2010, or other federal tax laws enacted after the applicable conformity date. Other states may have adopted an income or other basis of tax that differs from the IRC. The California Revenue and Taxation Code currently conforms, with certain modifications, to the IRC as of January 1, 2009, and to the Regulated Investment Company Modernization Act of 2010.

The information furnished by the Fund to shareholders and the IRS annually with respect to the amount and character of dividends paid, cost basis information with respect to shares redeemed or exchanged, and records maintained by the Fund with respect to the cost basis of Fund shares, will be prepared on the basis of current federal income tax law to comply with the information reporting requirements of the Code, and not on the basis of the law of any state in which a shareholder is resident or otherwise subject to tax. Under the current California Revenue and Taxation Code, certain funds are required to report federal tax information to the California Franchise Tax Board annually.

Accordingly, the amount and character of income, gain or loss realized by a shareholder with respect to his or her investment in Fund shares for state income tax purposes may differ from that for federal income tax purposes. Franklin Templeton Investments provides tax information on franklintempleton.com (under the Tax Center) regarding tax-exempt income by jurisdiction and U.S. government interest to assist shareholders with the preparation of their state income tax returns. Shareholders are solely responsible for determining the amount and character of income, gain or loss to report on their federal, state and local income tax returns each year as a result of their purchase, holding and sale of Fund shares.

Non-U.S. investors   Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

In general.   The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. An exemption from this withholding tax is provided for capital gain dividends paid by the Fund from its net long-term capital gains. An exemption from withholding is also provided for short-term capital gain dividends and interest-related dividends as described below, to the extent that these gains and dividends are paid with respect to taxable years of the Fund beginning before January 1, 2012. However, notwithstanding such exemptions from U.S. withholding at the source, any taxable distributions and proceeds from the sale of your Fund shares will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain distributions and short-term capital gain dividends.   Dividends reported by the Fund to shareholders as either (i) a distribution from net long-term capital gains (a capital gain dividend), or (ii) a distribution from net short-term capital gains (a short-term capital gain dividend) paid out of income earned within the Fund prior to the sunset date described above, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.   Interest-related dividends reported by the Fund to shareholders as paid from qualified net interest income earned prior to the sunset date described above are not subject to U.S. withholding tax. The Fund's qualified net interest income equals its qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the amount reported is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Limitations on tax reporting for interest-related dividends and short-term capital gains dividends for non-U.S. investors.   It may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. When the Fund has reported interest-related or short-term capital gain dividends, this information will be available online at franklintempleton.com, under the Fund’s Tax Information, or through a Customer Service Representative at Franklin Templeton Investments at (800) DIAL BEN/342-5236. If you are a shareholder of an institutional fund, you may obtain this information by calling Institutional Services at (800) 321-8563, or through a Customer Service Representative at Franklin Templeton Investments at (800) DIAL BEN/342-5236.

Effectively connected income.   Income dividends paid by the Fund to non-U.S. investors on portfolio investments are generally subject to U.S. withholding tax at 30% or a lower treaty rate. However, if you hold your Fund shares in connection with a U.S. trade or business, your income and gains may be considered effectively connected income and taxed in the U.S. on a net basis at graduated income tax rates in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax.   The U.S. federal estate tax has been reinstated. An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on all or a portion of the value of Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released, and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), the Fund may accept, in lieu of a federal transfer certificate, an affidavit from the executor of the estate or other authorized individual evidencing that the U.S. situs assets (excluding any exempt assets as noted below) are at or below this threshold amount. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above. Non-U.S. investors should consult with their tax advisors on the estate tax consequences of an investment in the Fund.

For estates of decedents dying before January 1, 2012, the Code also provides for a partial exemption from U.S. estate tax for Fund shares held by an estate of a nonresident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent’s death that are treated as qualifying assets. In general, qualifying assets include U.S. bank deposits, U.S. debt obligations that pay portfolio interest and other property not within the United States.

Sunsetting of provisions.   The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above are scheduled to sunset with respect to taxable years of the Fund ending on December 31, 2011 (calendar year Funds) or in 2012 (fiscal year Funds). The provisions creating a partial exemption from U.S. estate tax are scheduled to sunset on December 31, 2011. Unless these rules are extended, or made permanent, non-U.S. investors will again be subject to nonresident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive, and will no longer be eligible for a reduction in their U.S. estate tax.

Tax certification and backup withholding as applied to non-U.S. investors.   Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

Investment in U.S. real property.   The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. real estate investment trusts (REITs). The sale of a U.S. real property interest (USRPI) by the Fund or by a U.S. REIT or U.S. real property holding corporation (USRPHC) in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders. A USRPHC is a U.S. corporation that invests more than 50% of its assets in U.S. real estate.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. A Fund’s investment in USRPI, including U.S. REITs, may trigger FIRPTA gain to the Fund’s non-U.S. investors on certain distributions from the Fund and on the sale or exchange of Fund shares.

Under a look-through rule, the Code treats distributions by a regulated investment company (RIC) received from a U.S. REIT or another RIC classified as a USRPHC or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S.-REIT or RIC that is classified as a qualified investment entity) as FIRPTA gain if all of the following requirements are met:

  The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and USRPHC, and
  You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (or, to the extent provided in future regulations, 20% in the case of taxable years beginning after December 31, 2010), and requiring that you file a nonresident U.S. income tax return. Even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

These rules apply to dividends paid by a Fund before January 1, 2012 (unless such sunset date is extended or made permanent), except that after such sunset date, Fund distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Additionally, if the Fund is a USRPHC and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a non-U.S. investor that owns more than 5% of a class of Fund shares would be taxed as income “effectively connected with a U.S. trade or business.” The Fund will be a USRPHC if, in general, 50% or more of the fair market value of its assets consists of USRPI. For purposes of determining whether the Fund is a USRPHC, shares of U.S. REITs controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded USRPHCs are not considered USRPI. After December 31, 2011 (unless such sunset date is extended or made permanent), a more than 5% non-U.S. shareholder of the Fund may no longer rely on the fact that the Fund is domestically controlled in order to exclude gain on the sale or exchange of Fund shares if the Fund is otherwise considered a USRPHC.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, it expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions should be subject to FIRPTA reporting and tax withholding.

Other Tax Information   This discussion of “Distributions and Taxes” is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in the Fund. You should consult your tax advisor regarding your particular circumstances before making an investment in the Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.

Organization, Voting Rights and Principal Holders

The Funds are diversified series of Franklin Value Investors Trust (the Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on September 11, 1989, and is registered with the SEC. As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The All Cap Value Fund and MidCap Value Fund currently offer four classes of shares, Class A, Class C, Class R and Advisor Class. The Balance Sheet Fund, Large Cap Value Fund and Small Cap Value Fund currently offer five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The MicroCap Value Fund currently offers two classes of shares, Class A and Advisor Class. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Funds may offer additional classes of shares in the future. The full title of each class is:

  Franklin All Cap Value Fund - Class A
  Franklin All Cap Value Fund - Class C
  Franklin All Cap Value Fund - Class R
  Franklin All Cap Value Fund - Advisor Class
  Franklin Balance Sheet Investment Fund - Class A
  Franklin Balance Sheet Investment Fund - Class B
  Franklin Balance Sheet Investment Fund - Class C
  Franklin Balance Sheet Investment Fund - Class R
  Franklin Balance Sheet Investment Fund - Advisor Class
  Franklin Large Cap Value Fund - Class A
  Franklin Large Cap Value Fund - Class B
  Franklin Large Cap Value Fund - Class C
  Franklin Large Cap Value Fund - Class R
  Franklin Large Cap Value Fund - Advisor Class
  Franklin MicroCap Value Fund - Class A
  Franklin MicroCap Value Fund - Advisor Class
  Franklin MidCap Value Fund - Class A
  Franklin MidCap Value Fund - Class C
  Franklin MidCap Value Fund - Class R
  Franklin MidCap Value Fund - Advisor Class
  Franklin Small Cap Value Fund - Class A
  Franklin Small Cap Value Fund - Class B
  Franklin Small Cap Value Fund - Class C
  Franklin Small Cap Value Fund - Class R
  Franklin Small Cap Value Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of February 1, 2012, the principal shareholders of the Fund, beneficial or of record, were:

Name and Address	Share Class	Percentage (%)
All Cap Value Fund
Franklin Templeton Bank & Trust Cust. for the ERISA 403B of Youth and Family Alternatives Inc. FBO George Magrill 1017 Lake Charles Circle Lutz, FL 33548-4714	R	35.06
Franklin Templeton Bank & Trust Cust. for the ERISA 403B of The Childrens Law Center FBO Nancy Strini 70 Eddy Road Barkhamsted, CT 06063-3355	R	10.14
Franklin Templeton Bank & Trust Cust. for the ERISA 403B of Roman Catholic Diocese of Burlington VT FBO Ann Roth 128 Cedar Ridge Drive Shelburne, VT 05482-6808	R	14.99
Franklin Templeton Bank & Trust Cust. for the 403B of Roman Catholic Diocese of Burlington VT FBO Monica Cayia 109 Farrington Parkway Burlington, VT 05408-2530	R	39.80
Franklin Templeton Bank & Trust Cust. for the IRA of Charles Rubens II One Franklin Parkway San Mateo, CA 94403-1906	Advisor	7.32
William J. Lippman One Parker Plaza, 9th Floor Fort Lee, NJ 07024-2920	Advisor	9.63
Peter D. Jones 100 Fountain Parkway St. Petersburg, FL 33716-1205	Advisor	15.79
Balance Sheet Fund
John Hancock Life Insurance Co. USA RPS SEG Funds & Accounting ET-7 601 Congress Street Boston, MA 02210-2804	A	14.48
ING Insurance & Annuity Co. Separate Account F 1 Orange Way B3N Windsor, CT 06095-4773	R	37.24
Capital Bank Trust Co. TTEE FBO White River Health System 401(k) 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	R	6.70
MAC & Co. FBO Profit Sharing - All Equity P.O. Box 3198 Pittsburgh, PA 15230-3198	Advisor	5.64
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	Advisor	12.24
MAC & Co. FBO Profit Sharing - Balanced Toward Growth P.O. Box 3198 Pittsburgh, PA 15230-3198	Advisor	11.05
Mercer Trust Company Ttee. FBO Edward D. Jones Co. Deferred Compensation Plan One Investors Way Norwood, MA 02062-1599	Advisor	14.08
Large Cap Value Fund
Trust Company of America FBO 83 P.O. Box 6503 Englewood, CO 80155-6503	A	5.27
Orchard Trust Co. FBO Hudiburg Auto Group c/o Fascore LLC 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	R	5.47
PIMS Prudential Retirement As Nominee for the TTEE CUST PL 007 403 B 7 Tax Deferred Mutual 1480 Kendale Blvd. E. Lansing, MI 48826-2501	R	27.08
William J. Lippman One Parker Plaza, 9th Floor Fort Lee, NJ 07024-2920	Advisor	5.10
Maryellie Johnson DEC TR Rupert H. Johnson, Jr. TRSTE One Franklin Parkway San Mateo, CA 94403-1906	Advisor	8.97
MicroCap Value Fund
Investors Bank & Trust Co. TRSTE FBO Various Retirement Plans 440 Mamaroneck Ave., FL 2 Harrison, NY 10528-2425	A	5.25
Franklin Templeton Growth Allocation Fund Franklin Templeton Fund Allocator Series 3344 Quality Dr. Rancho Cordova, CA 95670-7313	Advisor	18.78
Franklin Templeton Conservative Allocation Fund Franklin Templeton Fund Allocator Series 3344 Quality Dr. Rancho Cordova, CA 95670-7313	Advisor	12.20
Franklin Templeton Moderate Allocation Fund Franklin Templeton Fund Allocator Series 3344 Quality Dr. Rancho Cordova, CA 95670-7313	Advisor	26.00
UMBSC Co. FBO Lifetime Achievement Fund P.O. Box 419260 Kansas City, MO 64141-6260	Advisor	11.07
MidCap Value Fund
Vivian Chen MD FBO Vivian Chen MD 401(k) Plan 805 S. Wheatley Street, Suite 600 Ridgeland, MS 39157-5005	R	6.66
MG Trust Company Cust. FBO Sanger EBY Design PS 401(k) Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	R	17.65
Franklin Templeton Bank & Trust Custodian for the ERISA 403B of Youth and Family Alternatives Inc. FBO George Magrill 1017 Lake Charles Circle Lutz, FL 33548-4714	R	6.92
MG Trust Company Cust. FBO Apple Hill Animal Hospital Inc. 40 700 17th Street, Suite 300 Denver, CO 80202-3531	R	10.29
Ken Caviness and Rodney Spriggs and Steve Wilcox TRSTE Vintage Stock 401(k) Plan 202 E. 32nd Street Joplin, MO 64804-3802	R	32.10
Margaret McGee One Parker Plaza, 9th Floor Fort Lee, NJ 07024-2920	Advisor	5.68
William J. Lippman One Parker Plaza, 9th Floor Fort Lee, NJ 07024-2920	Advisor	17.08
Kerner Liv TR Samuel Kerner or Clair Kerner TRSTE One Parker Plaza, 9th Floor Fort Lee, NJ 07024-2920	Advisor	5.08
Small Cap Value Fund
Hartford Life Insurance Co. Separate Account Attn. UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	R	14.31

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of February 1, 2012, the officers and board members, as a group, owned of record and beneficially 25.57% of All Cap Value Fund - Advisor Class, 4.92% of Balance Sheet Fund - Advisor Class, 18.97% of Large Cap Value Fund - Advisor Class, 4.99% of MicroCap Value Fund - Advisor Class and 30.12% of MidCap Value Fund - Advisor Class and less than 1% of the outstanding shares of the other Fund and classes. The board members may own shares in other funds in Franklin Templeton Investments.

Buying and Selling Shares

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Investment by asset allocators   The Fund permits investment in the Fund by asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. In such circumstances, the Fund may nevertheless restrict or reject trading activity by Asset Allocators in accordance with the Frequent Trading Policy of the Fund as set forth in the Fund’s Prospectus. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

Initial sales charges   The maximum initial sales charge is 5.75% for Class A. There is no initial sales charge for Class C, Class R and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

Letter of intent (LOI).   You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

  You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.
  You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.
  Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.
  Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.

If the amount of your total purchases is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan.

Waivers for investments from certain payments.   Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

  Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.
  Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.
  Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

  If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

  If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

Waivers for certain investors.   The following investors or investments qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

  Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code when purchasing direct from the Fund. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you.
  Registered securities dealers and their affiliates, for their investment accounts only
  Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer
  Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies
  Current partners of law firms that currently provide legal counsel to the funds, Franklin Resources, Inc. or its affiliates
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust
  Certain unit investment trusts and their holders reinvesting distributions from the trusts
  Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, as amended
  Group annuity separate accounts offered to retirement plans
  Chilean retirement plans that meet the requirements described under "Retirement plans" below
  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as investment manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets
  Shares acquired by a financial intermediary that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA), whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares

Retirement plans.   Provided that Franklin Templeton Investor Services, LLC is notified, Class A shares at NAV are available for:

  Employer Sponsored Retirement Plans that invest indirectly in Fund shares through Fund omnibus accounts registered to a financial intermediary; or
  An Employer Sponsored Retirement Plan if the employer sponsors one or more Plans with aggregate Plan assets of $1 million or more; or
  Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan if the IRA is a "Common Platform IRA." An IRA is a Common Platform IRA if (i) the IRA custodian or recordkeeper, or one of its affiliates, is the recordkeeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or
  The portion of any direct rollover from a participant’s Employer Sponsored Retirement Plan account or direct transfer from a 403(b) Plan account to a Franklin Templeton IRA with FTB&T as the custodian that is funded by the sale immediately prior to the rollover/transfer of Franklin Templeton fund shares held in the Plan account, provided that documentation accompanies the rollover/transfer instruction that reasonably supports this funding source requirement; or
  Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a "Former DCS Plan" and/or a plan for which FTB&T is trustee; or
  Investors who open a Franklin Templeton IRA prior to November 1, 2012 with proceeds rolled over directly from a "Former DCS Plan."

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "Former DCS Plan" is an Employer Sponsored Retirement Plan that transferred participant level recordkeeping from the DCS Division of Franklin Templeton Investor Services, LLC to Great-West Retirement Services® (GWRS) on November 2, 2007 and is a recordkeeping client of GWRS at the time of the rollover.

Sales in Taiwan.   Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

Size of Purchase - U.S. Dollars	Sales Charge (%)
Under $30,000	3.0
$30,000 but less than $50,000	2.5
$50,000 but less than $100,000	2.0
$100,000 but less than $200,000	1.5
$200,000 but less than $400,000	1.0
$400,000 or more	0

Dealer and financial intermediary compensation   Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% (for funds with a maximum initial sales charge of 5.75%) and 0.75% (for funds with a maximum initial sales charge less than 5.75%) on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more. Consistent with the provisions and limitations set forth in its Class A Rule 12b-1 distribution plan, the Fund may reimburse Distributors for the cost of these commission payments.

These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its non-fund affiliates may make the following additional payments to securities dealers that sell shares of Franklin Templeton funds:

Marketing support payments.   Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments. In the case of any one dealer, marketing support payments will not exceed the sum of 0.08% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

Distributors may also make marketing support payments to financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton funds, directly or indirectly, to certain Employer Sponsored Retirement Plans that have retained such financial intermediaries as plan service providers. Payments may be made on account of activities that may include, but are not limited to, one or more of the following: business planning assistance for financial intermediary personnel, educating financial intermediary personnel about the Franklin Templeton funds, access to sales meetings, sales representatives, wholesalers, and management representatives of the financial intermediary, and detailed sales reporting. A financial intermediary may perform the services itself or may arrange with a third party to perform the services. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton equity or fixed income mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis. Distributors will, on an annual basis, determine whether to continue such payments. Any current year sales to, or assets held on behalf of, Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to this paragraph will be excluded from the calculation of marketing support payments pursuant to the preceding paragraph.

Consistent with the provisions and limitations set forth in its Rule 12b-1 distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments.

Marketing support payments may be in addition to any servicing and other fees paid by Investor Services, as described further below and under “Shareholder servicing and transfer agent” above.

As noted below, Distributors may provide additional compensation to dealers and financial intermediaries, including dealers and financial intermediaries not listed below, related to transaction support and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of FINRA member broker-dealers and financial intermediaries (including their respective affiliates) that Distributors anticipates will receive marketing support payments as of March 31, 2011. In addition to member firms of FINRA, Distributors and/or its non-fund affiliates also makes marketing support and/or administrative services payments to certain other financial intermediaries that sell fund shares or provide services to Franklin Templeton funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list. You should ask your financial intermediary if it receives such payments.

ADP Retirement Services, American Portfolios Financial Services, Inc., American United Life Insurance Company, Ameriprise Financial Services, Inc., Ascensus, Inc., AXA Advisors, LLC, BBVA Compass Investment Solutions, Inc., Benjamin F. Edwards & Company, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Chase Investment Services Corp., Commonwealth Financial Network, CPI Qualified Plan Consultants, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Daily Access Corporation, Diversified Investment Advisors, Edward Jones, ExpertPlan, Inc., Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., Financial Network Investment Corporation, First Command Financial Planning, Inc., FSC Securities Corporation, Goldman, Sachs & Co., Great-West Retirement Services, Hartford Life, IFC Holdings, Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., ING Institutional Plan Services, LLP, Investment Centers of America, Inc., J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott, LLC, John Hancock Distributors, LLC, Legend Equities Corporation, Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, Lincoln Investment Planning, Inc., Lincoln Retirement Services Company, LLC, LPL Financial Corporation, M&T Securities, Inc., Massachusetts Mutual Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Stanley Smith Barney, LLC, Multi-Financial Securities Corporation, National Planning Corporation, New York Life Retirement Plan Services, Newport Retirement Services, Inc., Northwestern Mutual Investment Services, LLC, PFS Investments, Inc., Pinellas County Schools, PNC Investments, LLC, PrimeVest Financial Services, Inc., Principal Financial Group, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets Corporation, Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., SagePoint Financial, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Sorrento Pacific Financial, LLC, Stifel, Nicolaus & Company, Incorporated, SunTrust Investment Services, Inc., TFS Securities, Inc., The Huntington Investment Company, The Investment Center, Inc., TIAA-CREF Individual & Institutional Services, LLC, Transamerica Advisors Life Insurance Company, UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., USI Consulting Group, UVEST Financial Services Group, Inc. and Wells Fargo Advisors, LLC.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

Transaction support payments.   The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

Other payments.   From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

Contingent deferred sales charge (CDSC) - Class A, B and C   If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

if you sell your Class B shares within this many years after buying them	this % is deducted from your proceeds as a CDSC
1 Year	4
2 Years	4
3 Years	3
4 Years	3
5 Years	2
6 Years	1
7 Years	0

CDSC waivers.   The CDSC for any share class will be waived for:

  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as investment manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.
  Account fees
  Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors
  Redemptions by the Fund when an account falls below the minimum required account size
  Redemptions following the death of the shareholder or beneficial owner
  Redemptions through a systematic withdrawal plan set up before February 1, 1995
  Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan
  Redemptions by Employer Sponsored Retirement Plans (not applicable to Class B)
  Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)
  Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended

Exchange privilege   If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

In certain comprehensive fee or advisory programs that hold Class A shares, at the discretion of the financial intermediary, you may exchange to Advisor Class shares or Class Z shares (if offered by the fund).

Class C shares of a Fund may be exchanged for Advisor Class or Class Z shares of the same Fund, if offered by the Fund, provided you meet the Fund’s eligibility requirements for purchasing Advisor Class or Class Z shares. The Class C shares that you wish to exchange must not currently be subject to any CDSC.

Systematic withdrawal plan   Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked “unable to forward” by the postal service.

Redemptions in kind   The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Share certificates   We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

General information   If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Using good faith efforts, the investment manager attempts to identify class action litigation settlements and regulatory or governmental recovery funds involving securities presently or formerly held by the Fund or issuers of such securities or related parties (Claims) in which the Fund may be eligible to participate. When such Claims are identified, the investment manager will cause the Fund to file proofs of claim. Currently, such Claim opportunities predominate in the U.S. and in Canada; the investment manager’s efforts are therefore focused on Claim opportunities in those jurisdictions. The investment manager may learn of such class action lawsuit or victim fund recovery opportunities in jurisdictions outside of North America (Foreign Actions), in which case the investment manager has complete discretion to determine, on a case-by-case basis, whether to cause the Fund to file proofs of claim in such Foreign Actions. In addition, the investment manager may participate in bankruptcy proceedings relating to securities held by the Fund and join creditors’ committees on behalf of the Fund.

Further, the investment manager may on occasion initiate and/or recommend, and the board of trustees of the Fund may approve, pursuit of separate litigation against an issuer or related parties in connection with securities presently or formerly held by the Fund (whether by opting out of an existing class action lawsuit or otherwise).

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP Services® which offers enhanced service and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.

The Underwriter

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's Class A, B, C and R shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended October 31:

	Total Commissions Received ($)	Amount Retained by Distributors ($)	Amount Received in Connection with Redemptions and Repurchases ($)
2011
All Cap Value Fund	196,134	33,134	1,907
Balance Sheet Fund	2,782,033	474,729	16,499
Large Cap Fund	365,265	61,937	4,597
MicroCap Value Fund	48,158	7,876	0
MidCap Value Fund	430,099	73,407	2,820
Small Cap Value Fund	2,630,755	439,918	34,618
2010
All Cap Value Fund	113,031	18,441	269
Balance Sheet Fund	2,324,030	389,601	12,248
Large Cap Fund	333,101	55,379	6,763
MicroCap Value Fund	51,103	8,583	0
MidCap Value Fund	290,875	49,270	701
Small Cap Value Fund	2,299,890	382,308	25,134
2009
All Cap Value Fund	63,091	9,152	5,989
Balance Sheet Fund	1,667,915	273,205	20,426
Large Cap Value Fund	275,028	43,099	6,795
MicroCap Value Fund	55,985	8,986	0
MidCap Value Fund	169,059	27,989	853
Small Cap Value Fund	1,456,357	231,355	33,993

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

Distribution and service (12b-1) fees - Class A, B, C and R   The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the investment manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because the MicroCap Value Fund is currently closed to new investors, the amounts paid by the MicroCap Value Fund under its plan is primarily to pay for ongoing shareholder servicing. Because Class B is currently closed to new investors, the amounts paid by the Balance Sheet Fund, Large Cap Value Fund and Small Cap Value Fund under their plans are primarily to pay for ongoing shareholder servicing and to pay Distributors in connection with the advancing of commissions to securities broker-dealers who sold Class B shares.

The Class A, B, C and R plans.   The Balance Sheet Fund and MicroCap Value Fund may pay up to 0.25% per year of Class A's average daily net assets. The All Cap Value Fund, Large Cap Value Fund, MidCap Value Fund and Small Cap Value Fund may pay up to 0.35% per year of Class A's average daily net assets. Of this amount, the All Cap Value Fund, Large Cap Value Fund, MidCap Value Fund and Small Cap Value Fund may pay up to 0.35% to Distributors or others, out of which Distributors generally will retain 0.10% for distribution expenses. The board of trustees has set, until further notice, the Class A distribution and service fees paid by the All Cap Value Fund, Large Cap Value Fund, MidCap Value Fund and Small Cap Value Fund to Distributors at 0.30% per year of Class A's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees).

The Fund pays Distributors up to 1% per year of Class B and C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). For Class R shares, the Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay Distributors in connection with the advancing of commissions to securities dealers.

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.

The Class B, C and R plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

Under the Class A plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended October 31, 2011, were:

	All Cap Value Fund ($)	Balance Sheet Fund ($)	Large Cap Value Fund ($)
Advertising	3,187	41,043	22,119
Printing and mailing prospectuses other than to current shareholders	1,053	1,734	2,527
Payments to underwriters	1,823	13,673	6,372
Payments to broker-dealers	54,022	4,358,693	294,652
Other	—	—	—
Total	60,085	4,415,143	325,670

	MicroCap Value Fund ($)	MidCap Value Fund ($)	Small Cap Value Fund ($)
Advertising	—	16,361	320,721
Printing and mailing prospectuses other than to current shareholders	—	2,098	6,918
Payments to underwriters	—	5,416	67,735
Payments to broker-dealers	571,683	172,921	2,243,746
Other	—	—	—
Total	571,683	196,796	2,639,120

Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended October 31, 2011, were:

	Balance Sheet Fund ($)	Large Cap Value Fund ($)	Small Cap Value Fund ($)
Advertising	—	—	—
Printing and mailing prospectuses other than to current shareholders	—	—	—
Payments to underwriters	—	—	—
Payments to broker-dealers	11,779	23,459	33,110
Other	34,337	15,159	100,609
Total	46,116	38,618	133,719

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended October 31, 2011, were:

	All Cap Value Fund ($)	Balance Sheet Fund ($)	Large Cap Value Fund ($)
Advertising	959	11,021	4,538
Printing and mailing prospectuses other than to current shareholders	327	119	564
Payments to underwriters	292	2,730	933
Payments to broker-dealers	32,833	819,510	237,939
Other	—	—	—
Total	34,411	833,380	243,974

	MidCap Value Fund ($)	Small Cap Value Fund ($)
Advertising	4,169	34,153
Printing and mailing prospectuses other than to current shareholders	393	1,550
Payments to underwriters	803	8,993
Payments to broker-dealers	138,782	2,032,037
Other	—	—
Total	144,147	2,076,733

Under the Class R plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended October 31, 2011, were:

	All Cap Value Fund ($)	Balance Sheet Fund ($)	Large Cap Value Fund ($)
Advertising	6	292	896
Printing and mailing prospectuses other than to current shareholders	5	20	109
Payments to underwriters	4	255	493
Payments to broker-dealers	221	118,707	18,626
Other	—	—	—
Total	236	119,274	20,124

	MidCap Value Fund ($)	Small Cap Value Fund ($)
Advertising	—	8,418
Printing and mailing prospectuses other than to current shareholders	—	218
Payments to underwriters	—	3,169
Payments to broker-dealers	2,804	1,169,897
Other	—	—
Total	2,804	1,181,702

In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the investment manager or Distributors or other parties on behalf of the Fund, the investment manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return before taxes   Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions   Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

Average annual total return after taxes on distributions and sale of fund shares   Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

Cumulative total return   Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

Volatility   Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations   The Fund also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 2 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has, as of January 31, 2012, over $704 billion in assets under management for more than 4 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 111 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Description of Ratings

Corporate Obligation Ratings

Moody's

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FRANKLIN VALUE INVESTORS TRUST

FILE NOS. 033-31326 and 811-05878

PART C

Other Information

Item 28. Exhibits

The following exhibits are incorporated by reference to the previously document indicated below, except as noted:

(a) Agreement and Declaration of Trust

(i)	Agreement and Declaration of Trust dated September 11, 1989
Filing: Post-Effective Amendment No. 7 to Registration Statement
on Form N-1A
File No. 033-31326
Filing Date: September 21, 1995

(ii)	Certificate of Amendment of Agreement and Declaration of Trust dated September 21, 1995
Filing: Post-Effective Amendment No. 9 to
Registration Statement on Form N-1A
File No. 033-31326
Filing Date: December 26, 1995

(b) By-Laws

(i)	By-Laws
Filing: Post-Effective Amendment No. 7 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: September 21, 1995

(ii)	Amendment dated October 10, 2002 to the By-Laws
Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: February 27, 2004

(iii)	Amendment dated May 13, 2004 to the By-Laws
Filing: Post-Effective Amendment No. 29 to Registration Statement
on Form N-1A
File No. 033-31326
Filing Date: December 30, 2004

(iv)	Amendment dated July 17, 2006 to the By-Laws Filing: Post-Effective Amendment No. 33 to Registration Statement on Form N-1A File No. 033-31326 Filing Date: February 27, 2007

(c) Instruments Defining rights of Securities Holders

(i)	Agreement and Declaration of Trust
(a)	Article III, Shares
(b)	Article V, Shareholders’ Voting Powers and Meetings
(c)	Article VI, Net Asset Value, Distributions and Redemptions
(d)	Article VIII, Miscellaneous: Section 1, 4, 5 and 6

(ii)	By-Laws
(a)	Article II, Meetings of Shareholders
(b)	Article VII, Records and Reports: Section 1, 2, 3 and 5
(c)	Article IX, General Matters: Section 3 and 4
(d)	Article X, Amendments: Section 1

(iii)	Part B, Statement of Additional Information – Item 22

(d) Investment Advisory Contracts

(i)	Management Agreement between Registrant on behalf of Franklin Balance Sheet Investment Fund and Franklin Advisory Services, LLC dated April 1, 1999
Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: February 25, 2000

(ii)	Management Agreement between Registrant on behalf of Franklin MicroCap Value Fund and Franklin Advisory Services, LLC, dated April 1, 1999
Filing: Post-Effective Amendment No. 20 to Registration Statement on
Form N-1A
File No. 033-31326
Filing Date: February 25, 2000

(iii)

Management Agreement between Registrant on behalf of Franklin Small Cap Value Fund and Franklin Advisory Services, LLC, dated April 1, 1999

Filing: Post-effective Amendment No. 20 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: February 25, 2000

(iv)

Investment Advisory Agreement dated June 1, 2000 between Registrant on behalf of Franklin Large Cap Value Fund and Franklin Advisory Services, LLC

Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: February 27, 2001

(v)

Investment Advisory Agreement between Registrant on behalf of Franklin MidCap Value Fund and Franklin Advisory Services, LLC, dated July 1, 2005

Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: August 29, 2005

(vi)

Investment Management Agreement between Registrant on behalf of Franklin All Cap Value Fund and Franklin Advisory Services, LLC dated June 1, 2007

Filing: Post-Effective Amendment No. 35 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: February 26, 2008

(vii)

Addendum to Investment Management Agreement between Registrant on behalf of Franklin Balance Sheet Investment Fund and Franklin Advisory Services, LLC dated January 1, 2008

Filing: Post-Effective Amendment No. 35 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: February 26, 2008

(e) Underwriting contracts

(i)	Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated January 1, 2011
Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: February 25, 2011

(ii)	Forms of Selling Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated May 1, 2010
Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: February 25, 2011

(f) Bonus or Profit Sharing Contracts

Not Applicable

(g) Custodian Agreements

(i)	Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Registrant: Franklin New York Tax-Free Trust Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A File No. 33-07785 Filing Date: March 1, 1996

(ii)	Amendment dated May 7, 1997 to the Master Custody Agreement dated February 16, 1996 between the Registrant and The Bank of New York Mellon
Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: February 27, 1998

(iii)	Amendment dated February 27, 1998 to Master Custody Agreement between the Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: February 27, 2004

(iv)	Amendment dated January 5, 2012 to Exhibit A of the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

(v)	Amendment dated May 16, 2001 to Master Custody Agreement between the Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Post-Effective Amendment No. 23 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: December 20, 2001

(vi)	Amendment dated January 5, 2012 to Schedule 1 of the Amendment dated May 16, 2001, to the Master Custody Agreement between Registrant and The Bank New York Mellon dated February 16, 1996

(vii)	Amended and Restated Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon made as of May 16, 2001
Filing: Post-Effective Amendment No. 23 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: December 20, 2001

(viii)	Amendment dated January 5, 2012 to Schedule 1 of the Amended and Restated Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon made as of May 16, 2001

(ix)	Amendment dated September 1, 2011 to Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon made as of May 16, 2001

(x)

Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Registrant: Franklin New York Tax-Free Trust

Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A

File No. 033-07785

Filing Date: March 1, 1996

(xi)	Amendment dated January 5, 2012 to Exhibit A of the Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

(h) Other Material Contracts

(i)	Subcontract for Fund Administrative Services dated January 1, 2001 between Franklin Advisory Services, LLC and Franklin Templeton Services, LLC
Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: February 27, 2001

(ii)

Fund Administration Agreement dated January 1, 2001 between Registrant on behalf of Franklin Large Cap Value Fund and Franklin Templeton Services, LLC

Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A

Filing Date: February 27, 2001

(iii)

Fund Administration Agreement dated July 1, 2005 between Registrant on behalf of Franklin MidCap Value Fund and Franklin Templeton Services, LLC

Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: August 29, 2005

(iv)

Fund Administration Agreement between Registrant on behalf of Franklin All Cap Value Fund and Franklin Templeton Services, LLC dated June 1, 2007

Filing: Post-Effective Amendment No. 35 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: February 26, 2008

(v)

Special Servicing Agreement dated December 2, 2009 and effective as of May 1, 2009

Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: February 25, 2011

(vi)	Amended Annex I dated March 1, 2011 to Special Servicing Agreement dated December 2, 2009

(vii)	Amended Annex II dated March 1, 2011 to Special Servicing Agreement dated December 2, 2009

(i) Legal Opinion

(i)	Opinion and Consent of Counsel dated July 8, 2005
Filing: Post-Effective Amendment No. 38 to
Registration Statement on Form N-1A
File No. 033-31326
Filing Date: February 25, 2011

(j) Other Opinions

(i)	Consent of Independent Registered Public Accounting Firm

(k) Omitted Financial Statements

Not Applicable

(l) Initial Capital Agreements

(i)	Letter of Understanding relating to Initial Capital of Franklin Balance Sheet Investment Fund dated November 17, 1989
Filing: Post-Effective Amendment No. 7 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: September 21, 1995

(ii)

Letter of Understanding relating to Initial Capital of Franklin MicroCap Value Fund dated November 29, 1995

Filing: Post-Effective Amendment No. 8 to Registration Statement on Form N-1A

File No. 033-31326

Filing date: December 1, 1995

(iii)

Letter of Understanding relating to Initial Capital of Franklin Small Cap Value Fund dated December 4, 1995

Filing: Post-Effective Amendment No. 11 to Registration Statement on Form N-1A

File No. 033-31326

Filing date: March 8, 1996

(iv)

Letter of Understanding relating to Initial Capital of Franklin Small Cap Value Fund - Class C dated August 30, 1996

Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: February 27, 2004

(v)

Letter of Understanding relating to Initial Capital of Franklin Large Cap Value Fund dated May 30, 2000

Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: February 27, 2001

(vi)

Letter of Understanding relating to Initial Capital of Franklin MidCap Value Fund dated June 29, 2005

Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: August 29, 2005

(vii)

Letter of Understanding relating to Initial Capital of Franklin All Cap Value Fund dated June 1, 2007

Filing: Post-Effective Amendment No. 35 to Registration Statement on

Form N-1A

File No. 033-31326

Filing Date: February 26, 2008

(m) Rule 12b-1 Plan

(i)

Amended and Restated Class A Distribution Plan pursuant to 12b-1 between Franklin Value Investors Trust on behalf of Franklin Balance Sheet Investment Fund and Franklin/Templeton Distributors, Inc., dated February 1, 2009

Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: December 30, 2009

(ii)	Amended And Restated Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin MicroCap Value Fund and Franklin/Templeton Distributors, Inc. dated February 1, 2009
Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: December 30, 2009

(iii)

Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Small Cap Value Fund, and Franklin/Templeton Distributors, Inc. dated February 1, 2009

Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: December 30, 2009

(iv)

Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Large Cap Value Fund, and Franklin/Templeton Distributors, Inc. dated February 1, 2009

Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: December 30, 2009

(v)

Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin MidCap Value Fund and Franklin/Templeton Distributors, Inc. dated February 1, 2009

Filing: Post-Effective Amendment No. 37 to Registration Statement

on Form N-1A

File No. 033-31326

Filing Date: December 30, 2009

(vi)

Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin All Cap Value Fund and Franklin/Templeton Distributors, Inc. dated February 1, 2009

Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: December 30, 2009

(vii)

Amended and Restated Class B Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund, and Franklin Small Cap Value Fund and Franklin/Templeton Distributors, Inc. dated July 13, 2009

Filing: Pose-Effective Amendment No. 37 to Registration Statement

N-1A

File No. 033-31326

Filing Date: December 30, 2009

(viii)

Amended and Restated Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin All Cap Value Fund, Franklin Balance Sheet Investment Fund, Franklin MidCap Value Fund, Franklin Large Cap Value Fund and Franklin Small Cap Value Fund, and Franklin/Templeton Distributors, Inc. dated July 13, 2009

Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: December 30, 2009

(ix)

Amended and Restated Class R Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin All Cap Value Fund, Franklin Balance Sheet Investment Fund, Franklin MidCap Value Fund, Franklin Large Cap Value Fund and Franklin Small Cap Value Fund, and Franklin/Distributors, Inc. dated July 13, 2009

Filing: Post-Effective Amendment No. 37 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: December 30, 2009

(n) Rule 18f-3 Plan

(i)	Multiple Class Plan for Franklin MicroCap Value Fund dated July 18, 2005
Filing: Post-Effective Amendment No. 32 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: February 27, 2006

(ii)

Multiple Class Plan for Franklin Small Cap Value Fund dated December 2, 2003

Filing Post-Effective Amendment No. 29 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: December 30, 2004

(iii)

Multiple Class Plan for Franklin Large Cap Value Fund dated July 18, 2005

Filing: Post-Effective Amendment No. 32 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: February 27, 2006

(iv)

Multiple Class Plan for Franklin Balance Sheet Investment Fund dated December 2, 2003

Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: December 30, 2004

(v)	Multiple Class Plan for Franklin MidCap Value Fund dated June 3, 2005 Filing: Post-Effective Amendment No. 32 to Registration statement on Form N-1A File No. 033-31326 Filing Date: February 27, 2006

(vi)

Multiple Class Plan for Franklin All Cap Value Fund dated February 28, 2007

Filing: Post-Effective Amendment No. 35 to Registration Statement on Form N-1A

File No. 033-31326

Filing Date: February 26, 2008

(p) Code of Ethics

(i)	Code of Ethics dated May, 2010
Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
File No. 033-31326
Filing Date: February 25, 2011

(q) Power of Attorney

(i)	Power of Attorney dated December 6, 2011

Item 29.    Persons Controlled by or under Common Control with Registrant

            None

Item 30.    Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the Agreement and Declaration of Trust, By-Laws, Management Agreements and Distribution Agreement previously filed as exhibits and incorporated herein by reference

Item 31.    Business and Other Connections of Investment Adviser

Franklin Advisory Services, LLC (Advisory Services) is an indirect, wholly owned subsidiary of Franklin Resources, Inc. (Resources). The officers of Advisory Services also serve as officers for (1) Resources and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisory Services (SEC File 801-51967), incorporated herein by reference, which sets forth the officers of Advisory Services and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32.    Principal Underwriters

a)    Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund
Franklin California Tax-Free Trust
Franklin Custodian Funds
Franklin Federal Tax-Free Income Fund
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Recovery Fund
Franklin Mutual Series Funds
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds

b) The information required with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 008-05889).

c)    Not Applicable.  Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 33.    Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund at One Franklin Parkway, San Mateo, CA  94403-1906 or its shareholder service agent, Franklin Templeton Investor Services LLC, at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

Item 34.    Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35.    Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 23rd day of February, 2012.

FRANKLIN VALUE INVESTORS TRUST

(Registrant)

By:   /s/ Steven J. Gray

Steven J. Gray

Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

William J. Lippman* William J. Lippman	President and Chief Executive Officer-Investment Management and Trustee Dated: February 23, 2012

Laura F. Fergerson* Laura F. Fergerson	Chief Executive Officer-Finance and Administration Dated: February 23, 2012

Matthew T. Hinkle* Matthew T. Hinkle	Chief Financial Officer and Chief Accounting Officer Dated: February 23, 2012

Frank T. Crohn* Frank T. Crohn	Trustee Dated: February 23, 2012

Burton J. Greenwald*	Trustee
Burton J. Greenwald	Dated: February 23, 2012

David W. Niemiec* David W. Niemiec	Trustee Dated: February 23, 2012

Charles Rubens, II* Charles Rubens, II	Trustee Dated: February 23, 2012

Robert E. Wade*

Trustee
Robert E. Wade	Dated: February 23, 2012

Gregory H. Williams* Gregory H. Williams	Trustee Dated: February 23, 2012

*By:  /s/ Steven J. Gray

      Steven J. Gray

Attorney-in-Fact

(Pursuant to Power of Attorney filed herewith)

FRANKLIN VALUE INVESTORS TRUST

REGISTRATION STATEMENT

EXHIBITS INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION

EX-99.(a)(i)	Agreement and Declaration of Trust dated September 11, 1989	*

EX-99.(a)(ii)	Certificate of Amendment of Agreement and Declaration of Trust dated September 21, 1995	*

EX-99.(b)(i)	By-Laws	*

EX-99.(b)(ii)	Amendment dated October 10, 2002 to the By-Laws	*

EX-99.(b)(iii)	Amendment dated May 13, 2004 to the By-Laws	*

EX-99.(b)(iv)	Amendment dated July 17, 2006 to the By-Laws	*

EX-99.(d)(i)	Management Agreement between Registrant on behalf of Franklin Balance Sheet Investment Fund and Franklin Advisory Services, LLC, dated April 1, 1999	*

EX-99.(d)(ii)	Management Agreement between Registrant on behalf of Franklin MicroCap Value Fund and Franklin Advisory Services, LLC, dated April 1, 1999	*

EX-99.(d)(iii)	Management Agreement between Registrant on behalf of Franklin Small Cap Value Fund and Franklin Advisory Services, LLC, dated April 1, 1999	*

EX-99.(d)(iv)	Investment Advisory Agreement dated June 1, 2000 between Registrant on behalf of Franklin Large Cap Value Fund and Franklin Advisory Services, LLC	*

EX-99.(d)(v)	Investment Advisory Agreement between Registrant on behalf of Franklin MidCap Value Fund and Franklin Advisory Services, LLC, dated July 1, 2005	*

EX-99.(d)(vi)	Investment Management Agreement between Registrant on behalf of Franklin All Cap Value Fund and Franklin Advisory Services, LLC dated June 1, 2007	*

EX-99.(d)(vii)	Addendum to Investment Management Agreement between Registrant on behalf of Franklin Balance Sheet Investment Fund and Franklin Advisory Services, LLC dated January 1, 2008	*

EX-99.(e)(i)	Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated January 1, 2011	*

EX-99.(e)(ii)	Forms of Selling Agreements between Franklin/Templeton Distributors, Inc. and securities dealers dated May 1, 2010	*

EX-99.(g)(i)	Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	*

EX-99.(g)(ii)	Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	*

EX-99.(g)(iii)	Amendment dated February 27, 1998 to the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	*

EX-99 (g)(iv)	Amendment dated January 5, 2012, to Exhibit A of the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	Attached

EX-99 (g)(v)	Amendment dated May 16, 2001 to the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	*

EX-99 (g)(vi)	Amendment dated January 5, 2012 to Schedule 1 of Amendment dated May 16, 2001 to the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	Attached

EX-99.(g)(vii)	Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001	*

EX-99.(g)(viii)	Amendment dated January 5, 2012 to Schedule 1 of the Amended and Restated Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon made as of May 16, 2001	Attached

EX-99.(g)(ix)	Amendment dated September 1, 2011 to Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement between the Registrant and The Bank of New York made as of May 16, 2001	Attached

EX-99 (g)(x)	Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	*

EX-99(g)(xi)	Amendment dated January 5, 2012 to Exhibit A of the Terminal Link Agreement between Registrant and The Bank of New York Mellon made as of February 16, 1996	Attached

EX-99.(h)(i)	Subcontract for Fund Administrative Services dated January 1, 2001 between Franklin Advisory Services, LLC, and Franklin Templeton Services, LLC	*

EX-99.(h)(ii)	Fund Administration Agreement dated January 1, 2001 between Registrant on behalf of Franklin Large Cap Value Fund and Franklin Templeton Services, LLC	*

EX-99.(h)(iii)	Fund Administration Agreement dated July 1, 2005 between Registrant on behalf of Franklin MidCap Value Fund and Franklin Templeton Services, LLC	*

EX-99.(h)(iv)	Fund Administration Agreement between Registrant on behalf of Franklin All Cap Value Fund and Franklin Templeton Services, LLC dated June 1, 2007	*

EX-99.(h)(v)	Special Servicing Agreement dated December 2, 2009 and effective as of May 1, 2009	*

EX-99 (h)(vi)	Amended Annex I dated March 1, 2011 to Special Servicing Agreement dated December 2, 2009	Attached

EX-99 (h)(vii)	Amended Annex II dated March 1, 2011 to Special Servicing Agreement dated December 2, 2009	Attached

EX-99.(i)(i)	Opinion and Consent of Counsel dated July 8, 2005	*

EX-99.(j)(i)	Consent of Independent Registered Public Accounting Firm	Attached

EX-99.(l)(i)	Letter of Understanding relating to Initial Capital of Franklin Balance Sheet Investment Fund dated November 17, 1989	*

EX-99.(l)(ii)	Letter of Understanding relating to Initial Capital of Franklin MicroCap Value Fund dated November 29, 1995	*

EX-99.(l)(iii)	Letter of Understanding relating to Initial Capital of Franklin Small Cap Value Fund dated December 4, 1995	*

EX-99.(l)(iv)	Letter of Understanding relating to Initial Capital of Franklin Small Cap Value Fund – Class C dated August 30, 1996	*

EX-99.(l)(v)	Letter of Understanding relating to Initial Capital of Franklin Large Cap Value Fund dated May 30, 2000	*

EX-99.(l)(vi)	Letter of Understanding relating to Initial Capital of Franklin MidCap Value Fund dated June 29, 2005	*

EX-99.(l)(vii)	Letter of Understanding relating to Initial Capital Franklin All Cap Value Fund dated June 1, 2007	*

EX-99.(m)(i)

Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Franklin Value Investors Trust on behalf of Franklin Balance Fund and Franklin Templeton Distributors, Inc., dated February 1, 2009

*

EX-99.(m)(ii)	Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin MicroCap Value Fund and Franklin Templeton Distributors, Inc. dated February 1, 2009	*

EX-99.(m)(iii)	Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin Small Cap Value Fund and Franklin Templeton Distributors, Inc. dated February 1, 2009	*

EX-99.(m)(iv)	Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin Large Cap Value Fund and Franklin Templeton Distributions, Inc. dated February 1, 2009	*

EX-99.(m)(v)	Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin MidCap Value Fund and Franklin Templeton Distributors, Inc. dated February 1, 2009	*

EX-99.(m)(vi)	Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin All Cap Value Fund and Franklin Templeton Distributors, Inc. dated February 1, 2009	*

EX-99.(m)(vii)

Amended and Restated Class B Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund, and Franklin Small Cap Value Fund and Franklin Templeton Distributors, Inc. dated July 13, 2009

*

EX-99.(m)(viii)

Amended and Restated Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin All Cap Value Fund, Franklin Balance Sheet Investment Fund, Franklin MidCap Value Fund, Franklin Large Cap Value Fund and Franklin Small Cap Value Fund, and Franklin Templeton Distributors, Inc. dated July 13, 2009

*

EX-99.(m)(ix)

Amended and Restated Class R Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin All Cap Value Fund, Franklin Balance Sheet Investment Fund, Franklin MidCap Value Fund, Franklin Large Cap Value Fund and Franklin Small Cap Value Fund, and Franklin Templeton Distributors, Inc. dated July 13, 2009

*

EX-99.(n)(i)	Multiple Class Plan for Franklin MicroCap Value Fund dated July 18, 2005	*

EX-99.(n)(ii)	Multiple Class Plan for Franklin Small Cap Value Fund dated December 2, 2003	*

EX-99.(n)(iii)	Multiple Class Plan for Franklin Large Cap Value Fund dated July 18, 2005	*

EX-99.(n)(iv)	Multiple Class Plan for Franklin Balance Sheet Investment Fund dated December 2, 2003	*

EX-99.(n)(v)	Multiple Class Plan for Franklin MidCap Value Fund dated June 3, 2005	*

EX-99.(n)(vi)	Multiple Class Plan for Franklin All Cap Value Fund dated February 28, 2007	*

EX-99.(p)(i)	Code of Ethics dated May 2010

EX-99.(q)(i)	Powers of Attorney dated December 6, 2011	Attached

*Incorporated by Reference